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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust (formerly ING Funds Trust)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2014 to September 30, 2014

Item 1.          Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2014

Classes A, B, C, I, O, P*, R, R6 and W

Fixed-Income Funds

■	Voya GNMA Income Fund (formerly, ING GNMA Income Fund)
■	Voya High Yield Bond Fund (formerly, ING High Yield Bond Fund)
■	Voya Intermediate Bond Fund (formerly, ING Intermediate Bond Fund)
■	Voya Short Term Bond Fund (formerly, ING Short Term Bond Fund)
■	Voya Strategic Income Fund (formerly, ING Strategic Income Fund)

*	Patent Pending

      E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Statements of Assets and Liabilities	11
Statements of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	24
Summary Portfolios of Investments	41
Advisory Contract Approval Discussion	76

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices.

Market volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
October 29, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 1.02% in 2014 and in the next six months added a further 5.28%. (The Index returned 2.59% for the six-months ended September 30, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin marked the sixth consecutive month in which more than 200,000 jobs had been created. The drop to 142,000 in the September report was shrugged off as an aberration. National purchasing managers’ activity indices were on the rise. Durable goods orders (excluding volatile transportation) rebounded. While the housing market was cooling, the S&P/Case-Shiller 20 City Composite Home Price Index still managed a 6.7% rise in the 12 months through July. In August, one measure of consumer confidence reached the highest since October 2007.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to –2.9%, the worst since the first quarter of 2009, markets seemed to regard it as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP growth accelerated to 4.6% annualized, while the first quarter’s growth was finally revised to a milder –2.1%.

Meanwhile the Fed continued to taper through September with bond purchases lowered to $15 billion per month. The program was all set to end in October.

With the end of quantitative easing clearly in sight, uncertainty remained about the pace and timing of actual increases in interest rates. Fed Chairwoman Janet Yellen in August observed that before economies could withstand such increases, labor markets still had further to heal. In the U.S., an acceleration in wage growth had not accompanied the upsurge in job creation and fall in the unemployment rate to 6.2%. Against this however, the San Francisco Federal Reserve published a paper in September arguing that the public seemed to be expecting more accommodative monetary policy than was justified by the Fed’s projections.

In U.S. fixed income markets for the first half of the fiscal year, short-term Treasury yields increased while long-term Treasury yields fell. This is consistent with markets anticipating a rise in short-term interest rates as a matter of Fed policy but remaining unconvinced about the ultimate strength of the economic recovery and the resulting inflationary pressures. The Barclays U.S. Treasury Bond Index as a whole returned 1.70% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.21%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 2.58% and outperformed the Barclays High Yield Bond –2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which only returned 0.50% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 6.42% in the first half of the fiscal year, less than 2% off an all-time high reached on September 15. Technology was the top performing sector, returning 11.59%; the worst was energy which only managed a gain of 2.43%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs. In marked contrast, stocks with smaller market capitalizations, represented by the Russell 2000® Index, lost 5.46%, nearly 9% below its early-March peak.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.01% against the euro, on European Central Bank President Draghi’s embrace of quantitative easing to confront stubbornly weak economic data. The dollar rose 2.77% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded and added 6.22% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the huge Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index bounced 10.99% for the fiscal half year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s stimulus measures was fading. The MSCI Europe ex UK® Index edged up 2.97%. Growth in the euro zone stalled in the second quarter, with unemployment perched at 11.5% and annual inflation dangerously faint at 0.3%. Markets were depressed by the lingering conflict in Ukraine, but supported by the possibility of US/UK/Japan-style quantitative easing. The MSCI UK® Index was even weaker, rising 2.45%. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but lagging heavy-weights among consumer staples, banks, miners and telecoms held back returns.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1–3 Year Government / Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Universal Bond Index
The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

VOYA GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2014 (as a percentage of net assets)

U.S. Government Agency Obligations	110.7%
Collateralized Mortgage Obligations	0.3%
Liabilities in Excess of Other Assets	(11.0)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six-month period ended September 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.08%, compared to the Barclays GNMA Index which returned 2.49%, for the same period.

Portfolio Specifics: Unlike 2013, this year has been relatively range-bound in bond markets, with ten-year U.S. Treasury rates beginning the period at 2.72% and ending at 2.49%, averaging 2.55% over the past six months. Mortgage rates were even more stable, starting at 4.4% and ending at 4.2%, averaging 4.2%. Lower, more stable rates were not what the bond market expected as the U.S. Federal Reserve Board (the “Fed”) drew closer to concluding its large scale asset purchase program (also known as “QE”) and domestic growth rebounded from a weak, weather-related start to 2014.

This environment allowed most bond classes, including agency and GNMA mortgages, to outperform U.S. Treasuries, with spreads mostly unchanged and higher returns coming from their incremental yields.

The Fund was positioned for a modest rise in interest rates along with higher coupon, premium mortgage-backed security (“MBS”) cash flows. It was lower coupons that outperformed over the period, however, as interest rates drifted lower. Instead, the Fund sought to match the benchmark by maintaining agency and GNMA-backed collateralized mortgage obligations (“CMO”) to enhance yields. CMO cash flows contributed to the Fund’s performance relative to the benchmark during the period. Nonetheless, Fund performance lagged the benchmark after deducting fees and operating expenses from the Fund’s net asset value.

Current Strategy & Outlook: Government-backed MBS performed well over the past several months, with spreads compressing to the lower end of the range since quantitative easing was introduced. Nevertheless, even as fundamental value has fallen, the technical environment has improved as mortgage supply remains weak. Fed “tapering” of MBS purchases has been offset by even lower supply in 2014. Many market participants that started the year underweight MBS relative to benchmark allocations have not seen spreads widen due to the lack of product in the market and remain underweight. Recently, we observed two updates that we believe may further benefit MBS technically. First, the Fed stated that its reinvestment of MBS pay-downs will likely continue through most, if not all, of 2015. Additionally, the global economic recovery continues to meet headwinds, keeping long-term U.S. rates well supported and lowering the chance for a surprise sell-off as was seen in 2013.

We believe the combination of these elements should prove to be modestly positive for “carry” trades (including MBS) relative to rates. With this in mind, we continue to manage the portfolio seeking high current income investments, while modestly reducing interest rate and basis risk. The focus remains on specified GNMA pools and CMOs that provide more attractive current income, while minimizing prepayment risks leading to higher hedge-adjusted returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA HIGH YIELD BOND FUND

Sector Diversification as of September 30, 2014 (as a percentage of net assets)

Consumer, Non-cyclical	19.3%
Communications	17.0%
Energy	16.6%
Consumer, Cyclical	13.2%
Industrial	8.3%
Basic Materials	6.6%
Technology	5.5%
Financial	5.4%
Utilities	2.1%
Diversified	0.5%
Materials	0.4%
Telecommunication Services	0.3%
Other Asset-Backed Securities	0.2%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of –0.14%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 0.50%, for the same period.

Portfolio Specifics: After a very sanguine market environment and all-time low yields in the high yield market in the first six months of 2014, volatility finally arrived. The third quarter of 2014 witnessed a see-saw pattern of returns, with weakness in July, a rally in August and another decline in September. The July sell-off was driven by a rash of outflows from high yield mutual funds, caused more by valuation (a sub –5% yield) than fundamental factors. However, by September the market had begun to worry about dangers ranging from economic weakness in China to increased U.S. military presence in the Middle East, to the potential for the long-awaited first U.S. Federal Reserve Board (the “Fed”) rate hike. As these fears moved to the forefront, stocks sold off, Treasuries rallied and yield spreads widened.

The Index eked out a positive return of 0.50% during the six month reporting period, as the coupon income of high yield provided enough income to surpass the return of like-duration Treasuries by 1.28%, despite a decline in price. The Index yield to worst increased 0.90% to end the reporting period at 6.13% — not quite the double-digit yields of years gone by, but at least offering a reasonable pick-up to Treasuries — as the spread widened 72 basis points (a basis point is one one-hundredth of one percent) to end at 4.64% over Treasuries. The rally in 10-year Treasuries helped higher quality outperform lower quality, with BB-rated bonds returning 1.28% versus –0.39% for CCC-rated securities. Late in the reporting period, we began to see underperformance from fundamentally challenged businesses, such as those with significant commodity exposure. This was reflected in oilfield services (–1.6%) and metals and mining (–1.4%), which were among the worst performing sectors during the period. The best performing sectors were driven largely by idiosyncratic events: pipelines rose 3.8% on acquisition activity in the sector; electric utilities gained 3.5% as the bonds of Energy Future Holdings (EFH, formerly TXU) rallied in advance of that company’s bankruptcy filing. The fundamental picture for high yield remains intact and default activity remains well below historical averages, at 1.5% on an issuer-weighted basis and 1.9% on a par-weighted basis, according to JPMorgan Chase & Co.

Performance in the period was driven as much by what the Fund did not own as by what it did own. Our underweight to longer-dated bonds that rallied with Treasuries, to Windstream Holdings, Inc. and other wireline telecommunication companies that traded higher on potential real estate investment trust conversions, and to companies such as Energy Future Holdings and JC Penney Co., Inc. that rallied after several quarters of underperformance, all detracted from the Fund’s performance. Among the Fund’s contributors to performance were our underweight to the metals and mining sector, including companies such as iron ore producer Cliffs Natural Resources, Inc. and metallurgical coal producer Walter Energy, Inc., as well as our underweight to most of gaming operator Caesars Entertainment Operating Co.’s capital structure. Our energy sector positioning remained a contributor to performance, even as the sector lagged, as holdings QR Energy LP and Athlon Holdings LP agreed to be acquired by larger entities. Companies that negatively impacted performance included sub-prime finance company CNG Holdings, Inc., fragrance maker Elizabeth Arden, Inc. (which we sold on continued weak operating results) and chemical producer Momentive Performance Materials, Inc., where an adverse bankruptcy court ruling effectively reduced the recovery of our secured bonds.

Top Ten Holdings as of September 30, 2014* (as a percentage of net assets)

HCA Holdings, Inc., 6.250%, 02/15/21	0.7%
ArcelorMittal, 6.000%, 03/01/21	0.6%
Sirius XM Radio, Inc., 5.750%, 08/01/21	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	0.6%
Ashtead Capital, Inc., 6.500%, 07/15/22	0.5%
CenturyLink, Inc., 5.625%, 04/01/20	0.5%
Chesapeake Energy Corp., 6.125%, 02/15/21	0.5%
Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	0.5%
Halcon Resources Corp., 8.875%, 05/15/21	0.5%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Our fundamental view of high yield credit quality is largely unchanged. We continue to believe the U.S. economic recovery is on track and we do not foresee a downturn in the credit cycle in the near term. That being said, we acknowledge that renewed weakness in Europe and the possibility of a more pronounced slowdown in China have increased the risk to the downside. With high yield spreads near their long term average of more than 4% above Treasuries and defaults likely to remain well below historical averages for some time, it is not difficult to argue, in our opinion, that high yield investors are being adequately compensated for credit risk taken. We believe at current levels, high yield bonds also likely have the ability to absorb at least a portion of an eventual rise in interest rates, which may position high yield to outperform most other fixed income asset classes over the coming quarters. Risks remain in the macro environment, but absent significant upheaval from abroad, we believe the Fed’s commitment to keep any rise in interest rates gradual means we are likely to see volatility remain below historical levels.

We believe the portfolio is well positioned for the environment described above. In keeping with our view of U.S. economic growth and continuing strong credit fundamentals, we maintain our slightly domestic-focused cyclical bias and an overweight to single-B profile credits (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). In keeping with long-held themes, we continue to maintain an overweight to the healthcare/pharmaceuticals and media and entertainment sectors and to emerging energy producers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

VOYA INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2014 (as a percentage of net assets)

U.S. Government Agency Obligations	30.3%
Corporate Bonds/Notes	27.0%
U.S. Treasury Obligations	23.9%
Collateralized Mortgage Obligations	11.1%
Asset-Backed Securities	8.9%
Foreign Government Bonds	3.1%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(4.4)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.65% compared to the Barclays U.S. Aggregate Bond Index, which returned 2.21% for the same period.

Portfolio Specifics: The Fund outperformed its reference benchmark for the period, driven by robust security selection and solid asset allocation. Security selection, particularly within commercial mortgage-backed securities (“CMBS”), contributed to results as the housing market continued its road to recovery. Positive security selection for asset-backed securities (“ABS”) and agency mortgages also contributed. The credit environment was supportive of ABS. The supply and demand dynamic remained favorable for mortgages with gross issuance remaining extremely low on a year-over-year basis. Our investment grade credit security selection lagged over the period. Corporate spreads tightened until June and then began drifting upwards, ending the period wider than where they began. Heavy new issue supply was the primary technical factor negatively impacting the market in September. Within asset allocation, our overweight of non-agency mortgages and emerging market debt was beneficial. Our U.S rate posture was lower than the benchmark and modestly detracted from relative results.

Derivative usage for duration management was a relative detractor over the reporting period.

Top Ten Holdings as of September 30, 2014* (as a percentage of net assets)

United States Treasury Note/Bond, 1.000%, 09/15/17	9.0%
United States Treasury Note/Bond, 0.500%, 09/30/16	4.8%
Fannie Mae, 3.500%, 04/25/42	4.2%
United States Treasury Note/Bond, 2.125%, 09/30/21	4.2%
Fannie Mae, 4.000%, 08/25/40	4.2%
United States Treasury Note/Bond, 3.375%, 05/15/44	3.7%
Fannie Mae, 3.000%, 07/25/42	2.4%
Fannie Mae, 4.500%, 11/15/35	2.2%
Ginnie Mae, 4.500%, 03/20/39	1.5%
Freddie Mac, 3.500%, 02/15/41	1.4%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: While we believe that the U.S. economy is exhibiting the type of cyclical strength that should bias short term interest rates higher and the dollar stronger, its long-term prospects have the U.S. Federal Reserve Board (the “Fed”) less enthused. Wage inflation, for example, remains extremely low, consistent with below-target core personal consumption expenditures, the Fed’s favored inflation metric. We believe the outlook for the U.S. economy is positive for risk appetite and supportive of corporate spreads, but interest rate volatility and a large new-issue calendar could inspire technical pressures in the coming months. Still, we believe the fundamental backdrop remains good, with corporate revenue, EBITDA — earnings before interest, taxes, depreciation and amortization — and capital expenditure growth improving sequentially during the second quarter. In our view, “carry” or yield will be the primary driver of excess returns. While we continue to view spreads as being fairly valued, a strengthening global economy coupled with additional monetary accommodation may support further tightening. We retain our preference for U.S. investments such as high yield and commercial mortgage-backed securities. In our view, the potential for episodic volatility persists, however, underscoring the importance of adding protection against tail risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	VOYA SHORT TERM BOND FUND

Investment Type Allocation as of September 30, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	56.6%
Asset-Backed Securities	15.4%
Collateralized Mortgage Obligations	13.3%
U.S. Government Agency Obligations	8.4%
U.S. Treasury Obligations	7.5%
Foreign Government Bonds	0.4%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(1.6)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 31, 2014, the Fund’s Class I shares, excluding sales charges, provided a total return of 0.50% compared to the Barclays U.S. 1–3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1–3 Year Government/Credit Bond”), which returned 0.36%, for the same period.

Portfolio Specifics: Fund outperformance during the period was driven by sector allocation. Overweight allocations to U.S. spread sectors such as asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and agency mortgage-backed securities (“MBS”) contributed to relative returns. Although less impactful, positions in U.S. Treasury securities and cash, investment grade corporate bonds and non-agency mortgage-backed securities all were relative outperformers. An overweight to high yield corporate bonds, which was reduced over the period, was the only detractor from an asset allocation standpoint. Security selection was more muted in its impact over the period, and was largely flat relative to the benchmark. Specifically, issue selection within U.S. Treasuries and investment grade corporate bonds were modest detractors from returns, while security selection within emerging markets and CMBS helped relative performance. Duration and yield curve positioning were managed close to the Index and were slight underperformers for the period.

Options, swaps and futures were all used in managing duration and yield curve positioning. The net impact of these synthetic holdings and cash positions was a modest drag on relative returns.

Current Strategy & Outlook: Change is in the air, and it’s evident beyond the riot of color overwhelming our natural landscape. Market dynamics, too, are shifting, with the yield on the U.S. two-year Treasury inching higher and the U.S. dollar appreciating. Both not only suggest markets are pricing in a stronger U.S. economy in our view, but they are also potential harbingers that the end of zero interest rate policy is near. Despite U.S. economic data that continues to surprise to the upside — including much better than expected second quarter gross domestic product growth, housing starts at multi-year highs and payroll trends moving in the right direction — the U.S. Federal Reserve Board (the “Fed”) has reiterated that it will be a “considerable time” until rate hikes begin. While we believe the U.S. economy is exhibiting the type of cyclical strength that should bias short-term interest rates higher and the dollar stronger, its long-term prospects have the central bank less enthused. Wage inflation, for example, remains extremely low, consistent with below-target core personal consumption expenditures, the Fed’s favored inflation metric. Moreover, weak global growth means inflationary pressures outside U.S. borders remain benign. In Europe, for instance, the European Central Bank’s (“ECB”) plan to expand its balance sheet through the purchase of asset-backed securities is encouraging in our view, though the circumstances forcing its introduction — including near-zero inflation — certainly are not. And while the outcome of the Scottish referendum succeeded in keeping the UK intact, we believe the potential for political upheaval and divergence persists, as does the uncertainty that comes with having Russia as a major trading partner. We believe these and other factors will likely continue to test the scope of ECB President Draghi’s “whatever it takes” policy.

Top Ten Holdings as of September 30, 2014* (as a percentage of net assets)

United States Treasury Note/Bond, 0.500%, 09/30/16	2.6%
United States Treasury Note/Bond, 1.000%, 09/15/17	1.9%
United States Treasury Note/Bond, 1.375%, 11/30/15	1.8%
Ginnie Mae, 7.116%, 04/20/39	1.1%
Freddie Mac, 5.500%, 07/01/38	1.0%
United States Treasury Note/Bond, 1.750%, 09/30/19	1.0%
Verizon Communications, Inc., 3.000%, 04/01/16	0.9%
Freddie Mac, 6.000%, 12/15/28	0.8%
Freddie Mac, 5.000%, 07/15/39	0.7%
LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	0.7%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

With U.S. data continuing to improve, we believe each Fed communication has the potential to catalyze higher volatility and higher yield risks, which have been implicit in rich valuations for some time. Still, the net level of global accommodation remains positive. The ECB and Bank of Japan are locked into accommodative policy for the foreseeable future given weak economic fundamentals and given that global inflation pressures are very weak. Elsewhere, the liquidity influx from China has abated somewhat, but remains a net positive.

We believe, the outlook for the U.S. economy is positive for risk appetite and supportive of corporate spreads. That being said, we believe interest rate volatility and a large new issue calendar could inspire technical pressures in the coming months. Still, we believe the fundamental backdrop remains good, with corporate revenue, earnings and capital expenditure growth improving sequentially during the second quarter. International weakness is a concern, as is the increase in leverage, but we continue to view spreads as fairly valued and see the potential for spread tightening in the near term. Carry or yield, however, will be the primary driver of excess returns in our opinion.

In our view, with corporate fundamentals in good shape and the risk of defaults low, spreads are attractive at these cheaper levels. We believe spreads may persist at current or lower levels for some time.

We believe the supply and demand dynamic remains favorable for mortgages in the near term, with gross issuance remaining extremely low on a year-over-year basis. And despite improving domestic data, global conditions continue to dampen the probability of significantly higher rates. From a valuation perspective, however, lower coupons provide limited carry, at-the-money coupons hold significant extension risk, and higher coupon pools are at high dollar prices and tight spread levels. The potential for interest rate volatility and spotty demand outside the Fed are significant risks that could pressure mortgages across the coupon stack in the coming months. As a result, we are neutral on agency mortgages.

We continue to favor securitized credit sectors like asset-backed securities and CMBS, as we believe the housing recovery still has plenty of runway, and the carry/spread compression potential offered by both asset classes is attractive as compared to other spread sectors. Commercial real estate lending standards have deteriorated, but from very stringent levels. In our view, the biggest risk in the near term is the new-issue supply pipeline, as demand has the potential to be lackluster in response to increased volatility in other risk markets. We believe there will be a premium on security selection going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

VOYA STRATEGIC INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of September 30, 2014 (as a percentage of net assets)

Affiliated Investment Companies	72.2%
U.S. Government Agency Obligations	8.0%
Collateralized Mortgage Obligations	7.0%
U.S. Treasury Obligations	5.4%
Corporate Bonds/Notes	1.5%
Assets in Excess of Other Liabilities*	5.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Strategic Income Fund (the “Fund”) seeks a high level of current income. Long-term capital appreciation is a secondary objective. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.11% compared to the Barclays U.S. Universal Bond Index (the “Index” or “Barclays U.S. Universal Bond”), which returned 2.17%, for the same period.

Portfolio Specifics: While strength in the United States remained a tailwind for U.S. spread assets, the expectation of interest rate hikes in the U.S. and the slowdown in global growth led to bouts of spread widening in most credit sectors during the period, particularly in the latter half. (The yield of spread assets is measured by its difference — or spread — compared to equivalent-maturity Treasury securities. The spread represents a premium for assuming greater credit risk.) For example, high yield corporate bond spreads experienced significant volatility throughout July, August and September, and widened significantly. Despite the positive contribution from high yield corporate bonds during the first half of the reporting period, the Fund’s overweight to the sector detracted from results overall given the negative returns posted during the second half of the reporting period. An overweight to bank loans also detracted from performance, as the asset class also suffered from heightened volatility and spread widening, though to a lesser extent than high yield corporate bonds. An overweight to U.S. commercial mortgage-backed securities (“CMBS”) was relatively muted but helped offset the detraction from high yield corporate bonds and bank loans. Elsewhere, an overweight to non-agency mortgage-backed securities (“MBS”) added to results as those securities benefited from lower prepayment expectations. We reduced our allocation to high yield corporate bonds and bank loans, while increasing our allocations to CMBS and non-agency MBS. We were underweight U.S. duration by approximately three years versus the benchmark, given our expectation for higher U.S. interest rates, which detracted from results during the reporting period.

Top Ten Holdings as of September 30, 2014* (as a percentage of net assets)

Voya Floating Rate Fund — Class P	33.7%
Voya High Yield Bond Fund — Class P	23.7%
Voya Securitized Credit Fund — Class P	9.9%
Voya Emerging Markets Corporate Debt Fund — Class P	4.9%
Freddie Mac, 6.500%, 06/15/32	3.9%
United States Treasury Note/Bond, 3.375%, 05/15/44	3.8%
Fannie Mae, 4.500%, 10/25/41	3.1%
United States Treasury Note/Bond, 2.375%, 08/15/24	0.7%
United States Treasury Note/Bond, 2.125%, 09/30/21	0.6%
M&T Bank Corp., 6.450%, 12/29/49	0.5%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: While the U.S. economic outlook continues to improve, we believe a broad array of challenges is impeding recovery elsewhere. In our view, these weak global economic conditions, combined with rock-bottom U.S. labor market participation rates, a stronger U.S. dollar and the absence of any domestic wage pressures, will allow the U.S. Federal Reserve Board to remain very patient as it moves to raise interest rates. Therefore, changes in U.S. monetary policy will be gradual and we believe the extent of federal funds rate hikes will most likely undershoot even the central bank’s own expectations. Moreover, inflationary pressures outside U.S. borders are benign and the net level of global monetary accommodation remains positive.

We believe strength in the U.S. will remain a tailwind for U.S. spread assets, but global concerns will continue to incite bouts of episodic volatility, with the largest downside risks currently coming from Europe, where inflation is trending near zero. We believe lower commodity prices and lower interest rates should act as a stimulant to the U.S. economy. In light of this view, we remain constructive on domestic spread sectors and expect CMBS and non-agency MBS to outperform bank loans and high yield corporate bonds. Accordingly, we have trimmed the Fund’s allocation to high yield corporate bonds and bank loans, with approximately 50% of the portfolio allocated between these two asset classes. We currently have approximately 18% allocated to CMBS and non-agency MBS.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*
Voya GNMA Income Fund
Class A	$1,000.00	$1,020.80	0.91%	$4.61	$1,000.00	$1,020.51	0.91%	$4.61
Class B	1,000.00	1,016.90	1.66	8.39	1,000.00	1,016.75	1.66	8.39
Class C	1,000.00	1,016.90	1.66	8.39	1,000.00	1,016.75	1.66	8.39
Class I	1,000.00	1,022.30	0.65	3.30	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,022.10	0.66	3.35	1,000.00	1,021.76	0.66	3.35
Voya High Yield Bond Fund
Class A	1,000.00	998.60	1.09	5.46	1,000.00	1,019.60	1.09	5.52
Class B	1,000.00	994.50	1.84	9.20	1,000.00	1,015.84	1.84	9.30
Class C	1,000.00	993.60	1.84	9.20	1,000.00	1,015.84	1.84	9.30
Class I	1,000.00	999.40	0.70	3.51	1,000.00	1,021.56	0.70	3.55
Class P	1,000.00	1,002.40	0.06	0.30	1,000.00	1,024.77	0.06	0.30
Class R	1,000.00	996.60	1.32	6.61	1,000.00	1,018.45	1.32	6.68
Class W	1,000.00	998.80	0.84	4.21	1,000.00	1,020.86	0.84	4.26

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,026.50	0.68%	$3.45	$1,000.00	$1,021.66	0.68%	$3.45
Class B	1,000.00	1,022.00	1.43	7.25	1,000.00	1,017.90	1.43	7.23
Class C	1,000.00	1,021.70	1.43	7.25	1,000.00	1,017.90	1.43	7.23
Class I	1,000.00	1,027.40	0.32	1.63	1,000.00	1,023.46	0.32	1.62
Class O	1,000.00	1,025.60	0.68	3.45	1,000.00	1,021.66	0.68	3.45
Class R	1,000.00	1,024.20	0.93	4.72	1,000.00	1,020.41	0.93	4.71
Class R6	1,000.00	1,027.50	0.31	1.58	1,000.00	1,023.51	0.31	1.57
Class W	1,000.00	1,026.80	0.43	2.18	1,000.00	1,022.91	0.43	2.18
Voya Short Term Bond Fund
Class A	1,000.00	1,003.50	0.80	4.02	1,000.00	1,021.06	0.80	4.05
Class C	1,000.00	999.70	1.55	7.77	1,000.00	1,017.30	1.55	7.84
Class I	1,000.00	1,005.00	0.50	2.51	1,000.00	1,022.56	0.50	2.54
Class R(1)	1,000.00	1,000.00	1.05	1.75	1,000.00	1,006.60	1.05	1.76
Class R6	1,000.00	1,005.10	0.47	2.36	1,000.00	1,022.71	0.47	2.38
Class W	1,000.00	1,004.30	0.55	2.76	1,000.00	1,022.31	0.55	2.79
Voya Strategic Income Fund**
Class A	1,000.00	1,011.10	1.03	5.19	1,000.00	1,019.90	1.03	5.22
Class C	1,000.00	1,007.10	1.78	8.96	1,000.00	1,016.14	1.78	9.00
Class I	1,000.00	1,013.10	0.64	3.23	1,000.00	1,021.86	0.64	3.24
Class R	1,000.00	1,010.10	1.28	6.45	1,000.00	1,018.65	1.28	6.48
Class W	1,000.00	1,013.10	0.78	3.94	1,000.00	1,021.16	0.78	3.95

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was July 31, 2014. Expenses paid for the actual Fund’s return reflect the 61-day period ended September 30, 2014.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$908,944,018	$482,352,292	$1,956,759,791
Short-term investments at fair value**	—	2,648,756	288,878,679
Total investments at fair value	$908,944,018	$485,001,048	$2,245,638,470
Short-term investments at amortized cost	—	6,241,859	—
Cash	177,573,236	370,318	1,062,428
Cash collateral for futures	2,491,527	—	2,407,932
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	3,260,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	—	599,658
Receivables:
Investment securities sold	243	—	20,001,862
Investment securities sold on a delayed-delivery or when-issued basis	77,273,465	—	358,468,909
Fund shares sold	1,461,481	6,822,243	42,783,888
Dividends	—	52	5,064
Interest	2,599,710	9,042,168	10,047,182
Unrealized appreciation on forward foreign currency contracts	—	—	36,785
Prepaid expenses	43,132	35,885	62,985
Other assets	15,422	3,504	21,923
Total assets	1,170,402,234	507,517,077	2,684,397,086
LIABILITIES:
Income distribution payable	—	100,081	293,373
Payable for investment securities purchased	4,630,222	1,068,656	54,610,383
Payable for investment securities purchased on a delayed-delivery or when-issued basis	343,486,866	—	724,780,115
Payable for fund shares redeemed	2,036,017	506,589	5,505,077
Payable upon receipt of securities loaned	—	—	18,361,265
Unrealized depreciation on forward foreign currency contracts	—	—	66,459
Upfront payments received on OTC swap agreements	—	—	1,811,712
Unrealized depreciation on OTC swap agreements	—	—	558,437
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	781,738	—	381,000
Payable for investment management fees	314,140	160,697	253,580
Payable for administrative fees	66,838	41,594	149,164
Payable for distribution and shareholder service fees	178,118	29,666	162,134
Payable to trustees under the deferred compensation plan (Note 6)	15,422	3,504	21,923
Payable for trustee fees	4,070	2,374	8,621
Other accrued expenses and liabilities	171,705	22,277	386,087
Written options, at fair valueˆ	—	—	2,030,092
Total liabilities	351,685,136	1,935,438	809,379,422
NET ASSETS	$818,717,098	$505,581,639	$1,875,017,664
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$826,689,771	$538,385,795	$1,973,363,893
Undistributed (distributions in excess of) net investment income	(2,309,150)	(389,430)	589,813
Accumulated net realized loss	(16,155,496)	(33,667,945)	(119,527,804)
Net unrealized appreciation	10,491,973	1,253,219	20,591,762
NET ASSETS	$818,717,098	$505,581,639	$1,875,017,664
____________________
+ Including securities loaned at value	$—	$—	$17,932,972
* Cost of investments in securities	$899,109,923	$481,099,073	$1,936,880,664
** Cost of short-term investments	$—	$2,648,756	$288,878,679
ˆ Premiums received on written options	$—	$—	$2,331,639

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$522,859,266	$80,321,267	$641,958,359
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,459,401	9,729,933	64,094,163
Net asset value and redemption price per share†	$8.65	$8.26	$10.02
Maximum offering price per share (2.50%)(1)	$8.87	$8.47	$10.28

Class B
Net assets	$412,036	$567,298	$528,527
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	47,905	68,799	52,867
Net asset value and redemption price per share†	$8.60	$8.25	$10.00

Class C
Net assets	$85,010,961	$14,505,813	$27,828,430
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,883,519	1,757,741	2,781,871
Net asset value and redemption price per share†	$8.60	$8.25	$10.00

Class I
Net assets	$167,679,800	$281,584,206	$458,843,081
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	19,362,689	34,159,784	45,816,707
Net asset value and redemption price per share	$8.66	$8.24	$10.01

Class O
Net assets	n/a	n/a	$36,437,375
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,636,827
Net asset value and redemption price per share	n/a	n/a	$10.02

Class P
Net assets	n/a	$100,834,854	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	12,229,986	n/a
Net asset value and redemption price per share	n/a	$8.24	n/a

Class R
Net assets	n/a	$34,378	$13,768,979
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	4,166	1,372,932
Net asset value and redemption price per share	n/a	$8.25	$10.03

Class R6
Net assets	n/a	n/a	$281,918,232
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	28,164,796
Net asset value and redemption price per share	n/a	n/a	$10.01

Class W
Net assets	$42,755,035	$27,733,823	$413,734,681
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,931,887	3,357,956	41,355,217
Net asset value and redemption price per share	$8.67	$8.26	$10.00
____________________
(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED)

	Voya Short Term Bond Fund	Voya Strategic Income Fund
ASSETS:
Investments in securities at fair value+*	$173,767,740	$1,323,343
Investments in affiliates at fair value**	—	4,360,291
Short-term investments at fair value***	4,356,875	280,000
Total investments at fair value	$178,124,615	$5,963,634
Cash	119,012	1,766
Cash collateral for futures	264,286	20,172
Foreign currencies at value****	58,138	—
Receivables:
Investment securities sold	269,536	—
Investment securities sold on a delayed-delivery or when-issued basis	—	775,401
Fund shares sold	41,571	—
Dividends	71	—
Interest	846,664	19,805
Unrealized appreciation on forward foreign currency contracts	—	4,626
Prepaid expenses	23,031	45,873
Reimbursement due from manager	8,227	8,777
Other assets	765	—
Total assets	179,755,916	6,840,054
LIABILITIES:
Payable for investment securities purchased	6,037,178	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	774,844
Payable for fund shares redeemed	1,488,953	26
Payable upon receipt of securities loaned	959,875	—
Payable for investment management fees	49,549	2,717
Payable for administrative fees	14,157	494
Payable for distribution and shareholder service fees	381	207
Payable to trustees under the deferred compensation plan (Note 6)	765	—
Payable for trustee fees	866	29
Other accrued expenses and liabilities	35,915	17,679
Total liabilities	8,587,639	795,996
NET ASSETS	$171,168,277	$6,044,058
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$171,510,631	$5,996,399
Undistributed (distributions in excess of) net investment income	(162,196)	173,865
Accumulated net realized loss	(148,576)	(129,390)
Net unrealized appreciation (depreciation)	(31,582)	3,184
NET ASSETS	$171,168,277	$6,044,058
____________________
+ Including securities loaned at value	$937,957	$—
* Cost of investments in securities	$173,860,184	$1,289,026
** Cost of investments in affiliates	$—	$4,396,563
*** Cost of short-term investments	$4,356,875	$280,000
**** Cost of foreign currencies	$63,321	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Voya Short Term Bond Fund	Voya Strategic Income Fund
Class A
Net assets	$319,235	$575,003
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	32,005	57,250
Net asset value and redemption price per share†	$9.97	$10.04
Maximum offering price per share (2.50%)(1)	$10.23(2)	$10.30

Class C
Net assets	$381,925	$98,351
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	38,269	9,901
Net asset value and redemption price per share†	$9.98	$9.93

Class I
Net assets	$5,927,249	$5,294,559
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	593,984	525,918
Net asset value and redemption price per share	$9.98	$10.07

Class R
Net assets	$3,012	$72,982
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	302	7,292
Net asset value and redemption price per share	$9.97	$10.01

Class R6
Net assets	$164,533,786	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,481,533	n/a
Net asset value and redemption price per share	$9.98	n/a

Class W
Net assets	$3,070	$3,163
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	308	316
Net asset value and redemption price per share	$9.98	$10.02
____________________
(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $500,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$476	$27,890
Interest	13,633,462	14,678,679	27,834,756
Securities lending income, net	—	—	180,538
Total investment income	13,633,462	14,679,155	28,043,184
EXPENSES:
Investment management fees	1,918,327	1,213,342	1,469,493
Distribution and shareholder service fees:
Class A	680,669	104,928	736,169
Class B	2,391	3,483	3,034
Class C	450,084	74,601	140,199
Class O	—	—	46,420
Class R	—	12	28,874
Transfer agent fees:
Class A	124,428	64,893	362,741
Class B	109	539	373
Class C	20,569	11,534	17,271
Class I	28,577	14,057	13,533
Class O	—	—	22,873
Class P	—	1,467	—
Class R	—	5	7,114
Class R6	—	—	435
Class W	8,973	18,641	236,876
Administrative service fees	408,151	238,079	864,406
Shareholder reporting expense	23,100	16,695	50,325
Registration fees	46,380	56,086	114,628
Professional fees	35,253	23,817	71,889
Custody and accounting expense	49,560	30,649	73,200
Trustee fees	12,211	7,123	25,862
Miscellaneous expense	15,481	7,219	20,289
Interest expense	—	254	252
Total expenses	3,824,263	1,887,424	4,306,256
Net waived and reimbursed fees	—	(257,893)	—
Net expenses	3,824,263	1,629,531	4,306,256
Net investment income	9,809,199	13,049,624	23,736,928
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,277,180	1,956,153	23,567,281
Foreign currency related transactions	—	—	99,335
Futures	(4,290,912)	—	(3,501,016)
Swaps	—	—	820,471
Written options	—	—	(540,645)
Net realized gain	2,986,268	1,956,153	20,445,426
Net change in unrealized appreciation (depreciation) on:
Investments	3,377,346	(16,026,264)	(915,354)
Foreign currency related transactions	—	—	(185,658)
Futures	438,235	—	1,146,862
Swaps	—	—	(657,602)
Written options	—	—	301,547
Net change in unrealized appreciation (depreciation)	3,815,581	(16,026,264)	(310,205)
Net realized and unrealized gain (loss)	6,801,849	(14,070,111)	20,135,221
Increase (decrease) in net assets resulting from operations	$16,611,048	$(1,020,487)	$43,872,149

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

	Voya Short Term Bond Fund	Voya Strategic Income Fund
INVESTMENT INCOME:
Dividends	$322	$37
Interest	1,776,957	24,998
Dividends from affiliated funds	—	107,552
Securities lending income, net	2,089	—
Total investment income	1,779,368	132,587
EXPENSES:
Investment management fees	303,665	16,045
Distribution and shareholder service fees:
Class A	370	583
Class C	1,837	266
Class R	2	18
Transfer agent fees:
Class A	153	321
Class C	189	39
Class I	1,081	22
Class R	1	5
Class R6	218	—
Class W	129	3
Administrative service fees	86,761	2,917
Shareholder reporting expense	2,562	2,562
Registration fees	32,315	35,150
Professional fees	11,621	5,891
Custody and accounting expense	13,239	5,856
Trustee fees	2,596	87
Miscellaneous expense	7,119	2,708
Interest expense	130	156
Total expenses	463,988	72,629
Net waived and reimbursed fees	(51,810)	(52,817)
Net expenses	412,178	19,812
Net investment income	1,367,190	112,775
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	338,279	16,468
Sale of investments in affiliates	—	3,403
Foreign currency related transactions	171	(4,042)
Futures	(167,663)	4,976
Net realized gain	170,787	20,805
Net change in unrealized appreciation (depreciation) on:
Investments	(590,099)	6,412
Affiliated underlying funds	—	(77,517)
Foreign currency related transactions	(11,400)	7,988
Futures	(40,388)	3,704
Net change in unrealized appreciation (depreciation)	(641,887)	(59,413)
Net realized and unrealized loss	(471,100)	(38,608)
Increase in net assets resulting from operations	$896,090	$74,167

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2014	Year Ended March 31, 2014	Six Months Ended September 30, 2014	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$9,809,199	$25,781,000	$13,049,624	$18,167,659
Net realized gain (loss)	2,986,268	(7,626,882)	1,956,153	1,557,504
Net change in unrealized appreciation (depreciation)	3,815,581	(27,137,508)	(16,026,264)	4,811,152
Increase (decrease) in net assets resulting from operations	16,611,048	(8,983,390)	(1,020,487)	24,536,315

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(9,333,868)	(22,236,511)	(2,178,608)	(4,346,379)
Class B	(6,683)	(26,141)	(15,064)	(61,595)
Class C	(1,202,251)	(3,539,296)	(329,846)	(665,143)
Class I	(2,597,914)	(5,526,422)	(7,192,248)	(10,330,073)
Class P	—	—	(2,949,281)	(2,287,149)
Class R	—	—	(134)	(26)
Class W	(704,653)	(1,195,033)	(658,869)	(784,589)
Total distributions	(13,845,369)	(32,523,403)	(13,324,050)	(18,474,954)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	110,730,182	173,728,495	146,661,769	282,439,993
Reinvestment of distributions	12,174,173	28,313,396	12,664,738	17,075,745
	122,904,355	202,041,891	159,326,507	299,515,738
Cost of shares redeemed	(125,754,992)	(491,825,335)	(59,771,108)	(102,708,636)
Net increase (decrease) in net assets resulting from capital share transactions	(2,850,637)	(289,783,444)	99,555,399	196,807,102
Net increase (decrease) in net assets	(84,958)	(331,290,237)	85,210,862	202,868,463

NET ASSETS:
Beginning of year or period	818,802,056	1,150,092,293	420,370,777	217,502,314
End of year or period	$818,717,098	$818,802,056	$505,581,639	$420,370,777
Undistributed (distributions in excess of) net investment income at end of year or period	$(2,309,150)	$1,727,020	$(389,430)	$(115,004)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2014	Year Ended March 31, 2014	Six Months Ended September 30, 2014	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$23,736,928	$43,694,079	$1,367,190	$2,170,236
Net realized gain (loss)	20,445,426	(11,787,156)	170,787	374,660
Net change in unrealized appreciation (depreciation)	(310,205)	(7,397,608)	(641,887)	425,207
Increase in net assets resulting from operations	43,872,149	24,509,315	896,090	2,970,103

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(8,917,260)	(11,614,335)	(2,226)	(1,336)
Class B	(7,027)	(26,384)	—	—
Class C	(319,561)	(638,683)	(1,346)	(894)
Class I	(7,356,726)	(12,335,637)	(46,734)	(840,121)
Class O	(565,773)	(1,127,902)	—	—
Class R	(161,814)	(337,705)	(6)	—
Class R6	(4,203,248)	(5,547,624)	(1,514,472)	(1,831,525)
Class W	(6,312,875)	(9,067,721)	(2,274)	(48)
Total distributions	(27,844,284)	(40,695,991)	(1,567,058)	(2,673,924)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	373,688,404	940,990,797	15,531,056	204,441,076
Reinvestment of distributions	26,298,780	38,149,447	1,566,184	2,666,991
	399,987,184	979,140,244	17,097,240	207,108,067
Cost of shares redeemed	(156,342,954)	(499,804,359)	(19,701,452)	(210,624,030)
Net increase (decrease) in net assets resulting from capital share transactions	243,644,230	479,335,885	(2,604,212)	(3,515,963)
Net increase (decrease) in net assets	259,672,095	463,149,209	(3,275,180)	(3,219,784)

NET ASSETS:
Beginning of year or period	1,615,345,569	1,152,196,360	174,443,457	177,663,241
End of year or period	$1,875,017,664	$1,615,345,569	$171,168,277	$174,443,457
Undistributed (distributions in excess of) net investment income at end of year or period	$589,813	$4,697,169	$(162,196)	$37,672

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Strategic Income Fund
	Six Months Ended September 30, 2014	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$112,775	$228,294
Net realized gain (loss)	20,805	(116,552)
Net change in unrealized appreciation (depreciation)	(59,413)	4,098
Increase in net assets resulting from operations	74,167	115,840

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,005)
Class C	—	(938)
Class I	—	(226,223)
Class R	—	(118)
Class W	—	(272)
Total distributions	—	(229,556)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	448,014	457,861
Reinvestment of distributions	—	228,932
	448,014	686,793
Cost of shares redeemed	(105,324)	(66,730)
Net increase in net assets resulting from capital share transactions	342,690	620,063
Net increase in net assets	416,857	506,347

NET ASSETS:
Beginning of year or period	5,627,201	5,120,854
End of year or period	$6,044,058	$5,627,201
Undistributed net investment income at end of year or period	$173,865	$61,090

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-14	8.62	0.11	•	0.07	0.18	0.15	—	—	0.15	—	8.65	2.08	0.91	0.91		0.91		2.43		522,859	207
03-31-14	8.95	0.24	•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94		0.94		2.74		558,520	302
03-31-13	9.09	0.22		0.00 *	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90		0.90		2.38		727,058	352
03-31-12	8.84	0.23	•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93		0.93		2.58		681,900	335
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
Class B
09-30-14	8.57	0.07	•	0.07	0.14	0.11	—	—	0.11	—	8.60	1.69	1.66	1.66		1.66		1.68		412	207
03-31-14	8.90	0.17	•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69		1.69		1.97		622	302
03-31-13	9.04	0.14	•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65		1.65		1.59		1,430	352
03-31-12	8.79	0.17	•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68		1.68		1.87		3,676	335
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
Class C
09-30-14	8.57	0.07	•	0.07	0.14	0.11	—	—	0.11	—	8.60	1.69	1.66	1.66		1.66		1.68		85,011	207
03-31-14	8.90	0.17	•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69		1.69		1.97		95,602	302
03-31-13	9.04	0.16		0.00 *	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65		1.65		1.63		177,823	352
03-31-12	8.79	0.16	•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68		1.68		1.82		138,543	335
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
Class I
09-30-14	8.63	0.12	•	0.07	0.19	0.16	—	—	0.16	—	8.66	2.23	0.65	0.65		0.65		2.67		167,680	207
03-31-14	8.96	0.26	•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66		0.66		3.00		130,878	302
03-31-13	9.10	0.25		0.00 *	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63		0.63		2.64		206,100	352
03-31-12	8.85	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65		0.65		2.83		144,678	335
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
Class W
09-30-14	8.64	0.12	•	0.07	0.19	0.16	—	—	0.16	—	8.67	2.21	0.66	0.66		0.66		2.68		42,755	207
03-31-14	8.97	0.26		(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69		0.69		3.00		33,180	302
03-31-13	9.11	0.25	•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65		0.65		2.72		37,682	352
03-31-12	8.86	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68		0.68		2.83		11,700	335
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
Voya High Yield Bond Fund
Class A
09-30-14	8.49	0.22	•	(0.23)	(0.01)	0.22	—	—	0.22	—	8.26	(0.14)	1.07	1.09		1.09		5.10		80,321	15
03-31-14	8.34	0.44		0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10		1.10		5.34		79,309	47
03-31-13	7.80	0.49		0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10		1.10		6.20		85,429	109
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
Class B
09-30-14	8.48	0.19	•	(0.23)	(0.04)	0.19	—	—	0.19	—	8.25	(0.55)	1.82	1.84		1.84		4.42		567	15
03-31-14	8.33	0.38		0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85		1.85		4.58		1,086	47
03-31-13	7.79	0.43		0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85		1.85		5.47		1,629	109
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
09-30-14	8.49	0.18	•	(0.23)	(0.05)	0.19	—	—	0.19	—	8.25	(0.64)	1.82	1.84		1.84		4.35		14,506	15
03-31-14	8.34	0.38		0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85		1.85		4.59		15,051	47
03-31-13	7.80	0.44		0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85		1.85		5.43		14,354	109
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
Class I
09-30-14	8.48	0.23	•	(0.23)	0.00 *	0.24	—	—	0.24	—	8.24	(0.06)	0.68	0.70		0.70		5.47		281,584	15
03-31-14	8.33	0.48		0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70		0.70		5.74		223,686	47
03-31-13	7.80	0.52	•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75		0.75		6.40		101,387	109
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
Class P
09-30-14	8.48	0.26	•	(0.24)	0.02	0.26	—	—	0.26	—	8.24	0.24	0.67	0.06		0.06		6.08		100,835	15
06-14-13(4)–03-31-14	8.23	0.42	•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07		0.07		6.35		81,146	47
Class R
09-30-14	8.49	0.21	•	(0.24)	(0.03)	0.21	—	—	0.21	—	8.25	(0.34)	1.32	1.32		1.32		5.03		34	15
01-30-14(4)–03-31-14	8.38	0.08	•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33		1.33		5.50		3	47
Class W
09-30-14	8.50	0.23	•	(0.24)	(0.01)	0.23	—	—	0.23	—	8.26	(0.12)	0.82	0.84		0.84		5.32		27,734	15
03-31-14	8.35	0.47		0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85		0.85		5.60		20,090	47
03-31-13	7.81	0.51	•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85		0.85		6.30		14,703	109
07-29-11(4)–03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
Voya Intermediate Bond Fund
Class A
09-30-14	9.91	0.13	•	0.13	0.26	0.15	—	—	0.15	—	10.02	2.65	0.68	0.68		0.68		2.56		641,958	294
03-31-14	10.09	0.31	•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70		0.70		3.16		535,194	525
03-31-13	9.90	0.34		0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		301,544	490
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
Class B
09-30-14	9.90	0.09	•	0.13	0.22	0.12	—	—	0.12	—	10.00	2.20	1.43	1.43		1.43		1.77		529	294
03-31-14	10.07	0.22	•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45		1.45		2.27		727	525
03-31-13	9.88	0.27	•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45		1.45		2.63		1,928	490
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
Class C
09-30-14	9.90	0.09	•	0.12	0.21	0.11	—	—	0.11	—	10.00	2.17	1.43	1.43		1.43		1.80		27,828	294
03-31-14	10.07	0.24		(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45		1.45		2.32		26,604	525
03-31-13	9.89	0.27		0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45		1.45		2.63		35,308	490
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less Distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class I
09-30-14	9.91	0.15	•	0.12	0.27		0.17	—	—	0.17	—	10.01	2.74	0.32	0.32		0.32		2.92		458,843	294
03-31-14	10.08	0.35		(0.20)	0.15		0.32	—	—	0.32	—	9.91	1.56	0.33	0.33		0.33		3.48		408,114	525
03-31-13	9.90	0.37	•	0.32	0.69		0.51	—	—	0.51	—	10.08	7.04	0.42	0.42		0.42		3.64		531,681	490
03-31-12	9.53	0.41		0.42	0.83		0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500
03-31-11	9.23	0.50		0.26	0.76		0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57		0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
Class O
09-30-14	9.92	0.13	•	0.12	0.25		0.15	—	—	0.15	—	10.02	2.56	0.68	0.68		0.68		2.55		36,437	294
03-31-14	10.09	0.31		(0.19)	0.12		0.29	—	—	0.29	—	9.92	1.21	0.70	0.70		0.70		3.09		37,673	525
03-31-13	9.90	0.34	•	0.33	0.67		0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		41,596	490
03-31-12	9.54	0.39		0.40	0.79		0.43	—	—	0.43	—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500
03-31-11	9.24	0.47	•	0.26	0.73		0.43	—	—	0.43	—	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54		0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
Class R
09-30-14	9.93	0.12	•	0.12	0.24		0.14	—	—	0.14	—	10.03	2.42	0.93	0.93		0.93		2.33		13,769	294
03-31-14	10.10	0.30		(0.20)	0.10		0.27	—	—	0.27	—	9.93	0.96	0.95	0.95		0.95		2.82		11,139	525
03-31-13	9.91	0.30		0.35	0.65		0.46	—	—	0.46	—	10.10	6.57	0.95	0.95		0.95		3.14		14,401	490
03-31-12	9.54	0.35		0.43	0.78		0.41	—	—	0.41	—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500
03-31-11	9.24	0.45	•	0.25	0.70		0.40	—	—	0.40	—	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52		0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
Class R6
09-30-14	9.91	0.15	•	0.12	0.27		0.17	—	—	0.17	—	10.01	2.75	0.31	0.31		0.31		2.93		281,918	294
05-31-13(4)–03-31-14	10.02	0.29	•	(0.13)	0.16		0.27	—	—	0.27	—	9.91	1.67	0.33	0.33		0.33		3.52		241,001	525
Class W
09-30-14	9.90	0.14	•	0.12	0.26		0.16	—	—	0.16	—	10.00	2.68	0.43	0.43		0.43		2.81		413,735	294
03-31-14	10.07	0.33	•	(0.19)	0.14		0.31	—	—	0.31	—	9.90	1.46	0.45	0.45		0.45		3.39		354,894	525
03-31-13	9.89	0.37	•	0.32	0.69		0.51	—	—	0.51	—	10.07	7.04	0.45	0.45		0.45		3.64		225,738	490
03-31-12	9.52	0.40	•	0.53	0.93		0.56	—	—	0.56	—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500
03-31-11	9.22	0.48		0.27	0.75		0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384
03-31-10	8.31	0.48	•	1.08	1.56		0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
Voya Short Term Bond Fund
Class A
09-30-14	10.01	0.06	•	(0.03)	0.03		0.07	—	—	0.07	—	9.97	0.35	0.88	0.80		0.80		1.26		319	53
03-31-14	10.01	0.11	•	0.03	0.14		0.14	—	—	0.14	—	10.01	1.43	0.91	0.80		0.80		1.12		173	116
12-19-12(4)–03-31-13	10.00	0.02		(0.01)	0.01		0.00 *	—	—	0.00 *	—	10.01	0.13	2.39	0.80		0.80		0.63		4	85
Class C
09-30-14	10.02	0.03	•	(0.03)	0.00	*	0.04	—	—	0.04	—	9.98	(0.03)	1.63	1.55		1.55		0.50		382	53
03-31-14	9.99	0.03		0.04	0.07		0.04	—	—	0.04	—	10.02	0.73	1.66	1.55		1.55		0.35		352	116
12-19-12(4)–03-31-13	10.00	(0.01)		0.00 *	(0.01)		—	—	—	—	—	9.99	(0.10)	3.14	1.55		1.55		(0.39)		3	85
Class I
09-30-14	10.02	0.08	•	(0.03)	0.05		0.09	—	—	0.09	—	9.98	0.50	0.57	0.50		0.50		1.56		5,927	53
03-31-14	10.00	0.11	•	0.06	0.17		0.15	—	—	0.15	—	10.02	1.74	0.61	0.50		0.50		1.13		4,419	116
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02		0.02	—	—	0.02	—	10.00	0.22	0.61	0.50		0.50		0.84		177,653	85
Class R
07-31-14(4)–09-30-14	9.99	0.01	•	(0.01)	0.00	*	0.02	—	—	0.02	—	9.97	0.00	1.13	1.05		1.05		0.65		3	53
Class R6
09-30-14	10.02	0.08	•	(0.03)	0.05		0.09	—	—	0.09	—	9.98	0.51	0.53	0.47		0.47		1.58		164,534	53
07-31-13(4)–03-31-14	9.98	0.09	•	0.06	0.15		0.11	—	—	0.11	—	10.02	1.49	0.55	0.47		0.47		1.31		169,497	116

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class W
09-30-14	10.02	0.07	•	(0.03)	0.04	0.08	—	—	0.08	—	9.98	0.43	0.63	0.55	0.55	1.48	3	53
03-31-14	10.01	0.12		0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4)–03-31-13	10.00	0.02		0.00 *	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
Voya Strategic Income Fund(5)
Class A
09-30-14	9.93	0.18	•	(0.07)	0.11	—	—	—	—	—	10.04	1.11	2.84	1.03	1.03	3.51	575	118
03-31-14	10.16	0.50	•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4)–03-31-13	10.00	0.12		0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
09-30-14	9.86	0.13	•	(0.06)	0.07	—	—	—	—	—	9.93	0.71	3.59	1.78	1.78	2.71	98	118
03-31-14	10.14	0.36	•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4)–03-31-13	10.00	0.11		0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
09-30-14	9.94	0.20	•	(0.07)	0.13	—	—	—	—	—	10.07	1.31	2.45	0.64	0.64	3.91	5,295	118
03-31-14	10.17	0.44		(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4)–03-31-13	10.00	0.16		0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
09-30-14	9.91	0.14	•	(0.04)	0.10	—	—	—	—	—	10.01	1.01	3.09	1.28	1.28	2.92	73	118
03-31-14	10.15	0.38		(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4)–03-31-13	10.00	0.13		0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class W
09-30-14	9.89	0.19	•	(0.06)	0.13	—	—	—	—	—	10.02	1.31	2.59	0.78	0.78	3.77	3	118
03-31-14	10.17	0.43	•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4)–03-31-13	10.00	0.15		0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

____________________

(1)	Total Return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total Return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	Ratios do not include expenses of underlying funds.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (formerly, ING Funds Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Fund (“Strategic Income”) (each, a “Fund” and collectively, the “Funds”), each a diversified series of the Trust.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended September 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

AS OF SEPTEMBER 30, 2014, the maximum amount of loss that Intermediate Bond, Short Term Bond and Strategic Income would incur if the counterparties to its derivative transactions failed to perform would be $1,603,322, $12,072 and $4,626, respectively, which represents the gross payments to be received by the Funds on purchased options and open forward foreign currency contracts were they to be unwound AS OF SEPTEMBER 30, 2014. There was no collateral posted by any counterparty at September 30, 2014.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

AS OF SEPTEMBER 30, 2014, Intermediate Bond had a net liability position of $4,466,700 on open forward foreign currency, OTC swaps and written options with credit related contingent features. If a contingent feature would have been triggered AS OF SEPTEMBER 30, 2014, Intermediate Bond could have been required to pay this amount in cash to its counterparties. AS OF SEPTEMBER 30, 2014 Intermediate Bond had posted $3,260,000 to its counterparties in cash collateral for its open OTC derivatives transactions.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the period ended September 30, 2014, Intermediate Bond, Short Term Bond and Strategic Income entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at September 30, 2014.

During the period ended September 30, 2014, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Intermediate Bond	$11,324,433	$10,678,308
Short Term Bond	1,894,936	3,814,632
Strategic Income	—	115,052

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2014, Intermediate Bond, Short Term Bond and Strategic Income have both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. GNMA Income also sold futures contracts on various notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2014, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2014.

	Purchased	Sold
GNMA Income	$—	$156,376,430
Intermediate Bond	124,743,130	211,802,391
Short Term Bond	49,800,486	19,146,210
Strategic Income	557,370	1,117,758

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds, with the exception of GNMA Income and Strategic Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At September 30, 2014, Intermediate Bond had pledged $599,658 in cash collateral to certain counterparties for delayed-delivery or when-issued securities. At September 30, 2014, certain counterparties had posted $781,738 and $381,000, respectively, in cash collateral to GNMA Income and Intermediate Bond for delayed-delivery or when-issued transactions.

M.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended September 30, 2014, Intermediate Bond had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income. Please refer to the Summary Portfolio of Investments for open purchased swaptions and the table following for open written swaptions at September 30, 2014.

During the period ended September 30, 2014, Short Term Bond had purchased interest rate swaptions to manage duration and yield curve exposures. Please refer to the Summary Portfolio of Investments for open purchased swaptions at September 30, 2014.

Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2014.

O.  Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Intermediate Bond and Strategic Income may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding AS OF SEPTEMBER 30, 2014, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended September 30, 2014, Intermediate Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at September 30, 2014.

For the period ended September 30, 2014, Intermediate Bond had average notional amounts of $30,703,947 on credit default swaps to buy protection.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the period ended September 30, 2014, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $213,739,427. There were no open interest rate swaps at September 30, 2014.

P.  Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2014, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$21,312,289	$23,242,863
High Yield Bond	166,747,145	69,658,203
Intermediate Bond	384,215,403	360,704,118
Short Term Bond	39,271,125	47,140,580
Strategic Income	2,798,473	1,923,426

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$2,005,472,544	$1,990,119,860
Intermediate Bond	5,456,788,520	5,183,839,578
Short Term Bond	51,861,783	43,096,010
Strategic Income	4,547,989	4,992,306

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income	0.55% on all assets

The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of High Yield Bond. Termination or modification of this obligation requires approval by the Funds’ Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

VFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative fee for Class P shares of High Yield Bond. Termination or modification of this obligation requires approval by the Funds’ Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby VID is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income	0.25%	N/A	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$13,110	$—
High Yield Bond	2,421	—
Intermediate Bond	5,475	—
Short Term Bond	1,009	—
Strategic Income	401	—
Contingent Deferred Sales Charges:
GNMA Income	$493	$435
High Yield Bond	—	10
Intermediate Bond	—	72

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.) or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	High Yield Bond	6.84%
Voya Institutional Trust Company	GNMA Income	23.68
Voya Intermediate Bond Portfolio	High Yield Bond	16.45
Voya Investment Management Company LLC	Strategic Income	87.66
Voya Retirement Insurance and	GNMA Income	13.32
Annuity Company	Intermediate Bond	6.85
Voya Solution 2015 Portfolio	Short Term Bond	28.09
Voya Solution 2025 Portfolio	High Yield Bond	9.62
	Short Term Bond	42.32
Voya Solution 2035 Portfolio	High Yield Bond	8.63
	Short Term Bond	12.65
Voya Solution Income Portfolio	Short Term Bond	8.12

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

each Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income(1)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	N/A	0.90%

(1)	For Strategic Income, the total expense limits include the expenses of the underlying investment companies.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

AS OF SEPTEMBER 30, 2014 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2015	2016	2017	Total
Short Term Bond	$—	$162,082	$91,485	$253,567
Strategic Income	—	171,721	114,658	286,379

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, AS OF SEPTEMBER 30, 2014, are as follows:

	September 30,
	2015	2016	2017	Total
Short Term Bond
Class A	$—	$31	$47	$78
Class C	—	34	69	103
Class I	—	—	315	315
Class R	—	—	1	1
Class W	—	13	27	40

The Expense Limitation Agreement is contractual through August 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Funds’ Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	1	$2,293,000	1.08%
Intermediate Bond	4	695,750	1.09
Short Term Bond	1	864,000	1.09

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2014 were as follows:

	Number of Contracts	Cost
Balance at 03/31/14	—	$—
Options Purchased	2,053,466,087	9,945,467
Options Terminated in Closing Sell Transactions	(1,378,640,000)	(5,711,123)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/14	674,826,087	$4,234,344

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/14	—	$—
Options Written	1,554,240,000	5,302,335
Options Terminated in Closing Purchase Transactions	(1,378,640,000)	(2,970,696)
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/14	175,600,000	$2,331,639

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for Short Term Bond during the period ended September 30, 2014 were as follows:

	Number of Contracts	Cost
Balance at 03/31/14	—	$—
Options Purchased	17,296,000	79,562
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 09/30/14	17,296,000	$79,562

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2014	3,661,530	—	953,984	(8,958,525)	(4,343,011)	31,701,261	—	8,250,137	(77,554,644)	(37,603,246)
3/31/2014	8,800,223	—	2,264,762	(27,506,996)	(16,442,011)	77,019,414	—	19,672,584	(238,448,450)	(141,756,452)
Class B
9/30/2014	191	—	725	(25,596)	(24,680)	1,643	—	6,239	(220,112)	(212,230)
3/31/2014	308	—	2,629	(91,014)	(88,077)	2,659	—	22,760	(791,193)	(765,774)
Class C
9/30/2014	544,198	—	111,391	(1,925,427)	(1,269,838)	4,687,987	—	958,467	(16,587,140)	(10,940,686)
3/31/2014	1,250,237	—	326,912	(10,405,348)	(8,828,199)	10,938,740	—	2,829,014	(89,903,799)	(76,136,045)
Class I
9/30/2014	6,911,187	—	260,450	(2,969,224)	4,202,413	59,893,885	—	2,254,774	(25,715,720)	36,432,939
3/31/2014	7,492,601	—	527,743	(15,859,224)	(7,838,880)	65,560,856	—	4,594,743	(138,050,342)	(67,894,743)
Class W
9/30/2014	1,664,531	—	81,270	(654,301)	1,091,500	14,445,406	—	704,556	(5,677,376)	9,472,586
3/31/2014	2,317,507	—	137,229	(2,815,932)	(361,196)	20,206,826	—	1,194,295	(24,631,551)	(3,230,430)
High Yield Bond
Class A
9/30/2014	1,373,144	—	213,036	(1,196,241)	389,939	11,656,892	—	1,797,841	(10,107,574)	3,347,159
3/31/2014	989,822	—	415,756	(2,304,023)	(898,445)	8,242,849	—	3,460,327	(19,176,452)	(7,473,276)
Class B
9/30/2014	124	—	1,511	(60,886)	(59,251)	1,047	—	12,746	(516,095)	(502,302)
3/31/2014	1,215	—	6,027	(74,717)	(67,475)	10,099	—	50,088	(621,179)	(560,992)
Class C
9/30/2014	149,317	—	27,250	(192,137)	(15,570)	1,266,985	—	229,917	(1,627,934)	(131,032)
3/31/2014	377,083	—	53,081	(377,668)	52,496	3,140,930	—	441,849	(3,128,825)	453,954
Class I
9/30/2014	12,214,279	—	833,222	(5,268,597)	7,778,904	103,519,391	—	7,016,076	(44,570,271)	65,965,196
3/31/2014	21,384,279	—	1,213,112	(8,387,192)	14,210,199	179,258,136	—	10,078,850	(69,476,302)	119,860,684
Class P
9/30/2014	2,411,335	—	350,059	(99,254)	2,662,140	20,310,000	—	2,949,281	(835,000)	22,424,281
6/14/2013(1)–3/31/2014	9,317,725	—	274,102	(23,981)	9,567,846	77,424,912	—	2,287,149	(200,000)	79,512,061
Class R
9/30/2014	3,789	—	16	(1)	3,804	31,672	—	134	(8)	31,798
1/30/2014(1)–3/31/2014	359	—	3	—	362	3,010	—	26	—	3,036
Class W
9/30/2014	1,164,909	—	78,071	(249,792)	993,188	9,875,782	—	658,743	(2,114,226)	8,420,299
3/31/2014	1,725,371	—	90,774	(1,212,751)	603,394	14,360,057	—	757,456	(10,105,878)	5,011,635
Intermediate Bond
Class A
9/30/2014	13,716,245	—	853,471	(4,454,791)	10,114,925	137,492,012	—	8,574,326	(44,697,241)	101,369,097
3/31/2014	31,081,015	—	1,115,768	(8,115,179)	24,081,604	305,616,550	—	11,001,050	(79,923,732)	236,693,868
Class B
9/30/2014	79	—	558	(21,161)	(20,524)	790	—	5,599	(211,644)	(205,255)
3/31/2014	5,764	—	2,083	(125,927)	(118,080)	57,018	—	20,527	(1,241,880)	(1,164,335)
Class C
9/30/2014	511,603	—	24,377	(440,658)	95,322	5,099,165	—	244,522	(4,407,243)	936,444
3/31/2014	482,564	—	49,205	(1,350,467)	(818,698)	4,785,474	—	484,843	(13,281,478)	(8,011,161)
Class I
9/30/2014	7,831,723	—	681,176	(3,861,244)	4,651,655	78,708,992	—	6,842,093	(38,762,956)	46,788,129
3/31/2014	15,039,271	—	1,184,159	(27,790,996)	(11,567,566)	148,868,623	—	11,707,860	(277,758,535)	(117,182,052)
Class O
9/30/2014	129,415	—	5,079	(295,616)	(161,122)	1,298,713	—	51,030	(2,962,673)	(1,612,930)
3/31/2014	298,462	—	9,986	(632,953)	(324,505)	2,952,729	—	98,559	(6,252,929)	(3,201,641)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class R
9/30/2014	474,699	—	15,899	(239,507)	251,091	4,771,596	—	159,900	(2,395,613)	2,535,883
3/31/2014	364,547	—	34,187	(702,865)	(304,131)	3,618,524	—	337,645	(6,908,808)	(2,952,639)
Class R6
9/30/2014	7,172,231	—	415,949	(3,743,275)	3,844,905	71,920,658	—	4,175,140	(37,599,356)	38,496,442
5/31/2013(1)–3/31/2014	29,671,565	—	565,001	(5,916,676)	24,319,890	295,403,008	—	5,547,628	(57,849,103)	243,101,533
Class W
9/30/2014	7,423,067	—	622,457	(2,525,323)	5,520,201	74,396,478	—	6,246,170	(25,306,228)	55,336,420
3/31/2014	18,258,042	—	908,752	(5,739,760)	13,427,034	179,688,871	—	8,951,335	(56,587,894)	132,052,312
Short Term Bond
Class A
9/30/2014	61,149	—	219	(46,598)	14,770	612,453	—	2,189	(466,872)	147,770
3/31/2014	23,505	—	133	(6,784)	16,854	234,529	—	1,328	(67,837)	168,020
Class C
9/30/2014	4,115	—	134	(1,071)	3,178	41,222	—	1,343	(10,705)	31,860
3/31/2014	37,229	—	88	(2,527)	34,790	371,661	—	881	(25,332)	347,210
Class I
9/30/2014	175,988	—	4,664	(27,765)	152,887	1,763,087	—	46,699	(277,778)	1,532,008
3/31/2014	1,119,082	—	83,488	(18,523,291)	(17,320,721)	11,187,752	—	833,208	(184,826,979)	(172,806,019)
Class R
7/31/2014(1)–9/30/2014	301	—	1	—	302	3,015	—	6	—	3,021
Class R6
9/30/2014	1,194,781	—	151,221	(1,777,665)	(431,663)	11,976,509	—	1,514,471	(17,808,957)	(4,317,977)
7/31/2013(1)–3/31/2014	19,297,821	—	183,050	(2,567,674)	16,913,197	192,647,134	—	1,831,526	(25,703,872)	168,774,788
Class W
9/30/2014	113,138	—	147	(113,282)	3	1,134,770	—	1,476	(1,137,140)	(894)
3/31/2014	—	—	5	(1)	4	—	—	48	(10)	38
Strategic Income
Class A
9/30/2014	31,048	—	—	(4,885)	26,163	310,812	—	—	(48,978)	261,834
3/31/2014	33,351	—	142	(2,828)	30,665	329,670	—	1,381	(27,998)	303,053
Class C
9/30/2014	6,081	—	—	(1,086)	4,995	60,736	—	—	(10,729)	50,007
3/31/2014	4,822	—	97	(316)	4,603	47,954	—	938	(3,136)	45,756
Class I
9/30/2014	644	—	—	(4,546)	(3,902)	6,465	—	—	(45,591)	(39,126)
3/31/2014	4,546	—	23,226	(1)	27,771	45,000	—	226,223	(1)	271,222
Class R
9/30/2014	6,981	—	—	(3)	6,978	70,001	—	—	(26)	69,975
3/31/2014	—	—	12	(1)	11	—	—	118	(10)	108
Class W
9/30/2014	—	—	—	—	—	—	—	—	—	—
3/31/2014	3,521	—	28	(3,536)	13	35,237	—	272	(35,585)	(76)

(1)	Commencement of operations.

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted security at September 30, 2014:

Fund	Security	Fair Value
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$—

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Asset Allocation (Strategic Income). Assets will be allocated among other investment companies (“Underlying Funds”) and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Interest Rate Risk (All Funds). Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Investment by Funds-of-Funds (Short Term Bond). As an Underlying Fund of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2014	Year Ended March 31, 2014
	Ordinary Income	Ordinary Income
GNMA Income	$13,845,369	$32,523,403
High Yield Bond	13,324,050	18,474,954
Intermediate Bond	27,844,284	40,695,991
Short Term Bond	1,567,058	2,673,924
Strategic Income	—	229,556

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
GNMA Income	$3,461,438	$(125,061)	$4,608,234	$(18,668,461)	Short-term	None
High Yield Bond	—	—	17,277,268	(11,635,451)	Short-term	2015
				(9,006,267)	Short-term	2017
				(14,980,165)	Short-term	2018
				$(35,621,883)
Intermediate Bond	5,943,353	(789,710)	19,775,585	(129,620,820)	Short-term	2018
				(9,457,190)	Short-term	None
				$(139,078,010)
Short Term Bond	44,172	—	496,872	(211,832)	Short-term	None
Strategic Income	59,345	(38,792)	67,441	(78,634)	Short-term	None
				(35,848)	Long-term	None
				$(114,482)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

AS OF SEPTEMBER 30, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 14 — SECURITIES LENDING (continued)

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement AS OF SEPTEMBER 30, 2014:

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$1,002,627	$(1,002,627)	$—
Barclays Capital Inc.	3,694,549	(3,694,549)	—
Citigroup Global Markets	3,891,777	(3,891,777)	—
Credit Suisse Securities USA LLC	3,787,052	(3,787,052)	—
JPMorgan Clearing Corp.	2,071,973	(2,071,973)	—
JPMorgan Securities PLC	185,763	(185,763)	—
Janney Montgomery Scott LLC	356,548	(356,548)	—
Morgan Stanley & Co. LLC	303,858	(303,858)	—
NewEdge USA, LLC	2,638,825	(2,638,825)	—
Total	$17,932,972	$(17,932,972)	$—

(1)	Collateral with a fair value of $18,361,265 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities USA	$509,917	$(509,917)	$—
Mizuho Securities USA	428,040	(428,040)	—
Total	$937,957	$(937,957)	$—

(1)	Collateral with a fair value of $959,875 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-adviser.

NOTE 16 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2014, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0247	October 2, 2014	September 30, 2014
Class B	$0.0188	October 2, 2014	September 30, 2014
Class C	$0.0188	October 2, 2014	September 30, 2014
Class I	$0.0267	October 2, 2014	September 30, 2014
Class W	$0.0267	October 2, 2014	September 30, 2014
Class A	$0.0247	November 4, 2014	October 31, 2014
Class B	$0.0191	November 4, 2014	October 31, 2014
Class C	$0.0192	November 4, 2014	October 31, 2014
Class I	$0.0266	November 4, 2014	October 31, 2014
Class W	$0.0265	November 4, 2014	October 31, 2014
High Yield Bond
Class A	$0.0353	November 3, 2014	Daily
Class B	$0.0299	November 3, 2014	Daily
Class C	$0.0300	November 3, 2014	Daily
Class I	$0.0379	November 3, 2014	Daily
Class P	$0.0419	November 3, 2014	Daily
Class R	$0.0335	November 3, 2014	Daily
Class W	$0.0372	November 3, 2014	Daily
Intermediate Bond
Class A	$0.0201	November 3, 2014	Daily
Class B	$0.0149	November 3, 2014	Daily
Class C	$0.0139	November 3, 2014	Daily
Class I	$0.0233	November 3, 2014	Daily
Class O	$0.0205	November 3, 2014	Daily
Class R	$0.0178	November 3, 2014	Daily
Class R6	$0.0234	November 3, 2014	Daily
Class W	$0.0223	November 3, 2014	Daily
Short Term Bond
Class A	$0.0119	November 3, 2014	Daily
Class C	$0.0056	November 3, 2014	Daily
Class I	$0.0141	November 3, 2014	Daily
Class R	$0.0100	November 3, 2014	Daily
Class R6	$0.0147	November 3, 2014	Daily
Class W	$0.0143	November 3, 2014	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
31,196,773	ˆ	Ginnie Mae, 0.738%, 02/16/44	$1,236,054	0.2
1,026,159		Vendee Mortgage Trust, 3.750%, 10/15/41	1,016,211	0.1

		Total Collateralized Mortgage Obligations (Cost $3,288,380)	2,252,265	0.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 110.7%
		Federal Home Loan Mortgage Corporation: 1.7%##
32,203,224	ˆ	0.500%–27.986%, due 12/01/14–12/15/40	13,978,884	1.7

		Federal National Mortgage Association: 15.3%##
7,546,391	ˆ	3.000%, due 01/25/33	1,143,637	0.1
48,676,000	W	3.000%, due 07/25/42	47,852,688	5.8
9,148,785		3.000%, due 05/01/43	9,037,592	1.1
6,461,608		3.000%, due 07/01/43	6,381,718	0.8
8,031,088	ˆ	4.000%, due 05/25/42	1,502,957	0.2
5,217,858		4.500%, due 09/01/41	5,645,089	0.7
10,070,419		4.500%, due 09/01/41	10,896,276	1.3
11,829,307	W	4.598%, due 11/25/33	12,029,506	1.5
7,654,162	ˆ	6.096%, due 06/25/42	1,376,579	0.2
2,941,452		16.489%, due 05/25/35	3,850,064	0.5
23,793,550		3.500%–8.500%, due 03/01/15–01/25/44	25,860,961	3.1
			125,577,067	15.3

		Government National Mortgage Association: 93.7%
26,720,311	ˆ	0.116%, due 01/16/50	546,628	0.1
30,113,051	ˆ	0.250%, due 06/20/36	275,546	0.0
1,739,382	ˆ	0.345%, due 02/16/48	19,366	0.0
24,901,680	ˆ	0.455%, due 11/16/46	415,781	0.1
61,207,064	ˆ	0.456%, due 01/16/51	1,506,783	0.2
9,666,748		0.556%, due 02/20/62	9,692,239	1.2
8,790,188		0.570%, due 04/20/63	8,787,832	1.1
4,206,375		0.626%, due 06/20/63	4,226,404	0.5
14,984,088		0.756%, due 12/20/63	15,096,701	1.8
3,597,163		0.806%, due 05/20/62	3,639,800	0.5
5,792,745		0.806%, due 05/20/63	5,866,556	0.7
4,398,179		0.876%, due 09/20/63	4,472,007	0.6
1,007,686	ˆ	1.000%, due 06/16/37	32,715	0.0
4,805,628		1.155%, due 05/20/60	4,932,408	0.6
12,206,760		1.206%, due 02/20/62	12,528,982	1.5
4,244,767	ˆ	1.397%, due 10/16/52	326,078	0.0
6,420,510		2.302%, due 10/20/63	7,109,562	0.9
1,900,000	ˆ	2.500%, due 11/20/43	639,087	0.1
4,691,336		3.485%, due 05/20/41	5,081,944	0.6
153,300,000		3.500%, due 07/20/42	158,413,985	19.4
11,684,237		3.500%, due 05/20/43	12,101,675	1.5
4,000,000		3.526%, due 01/16/40	4,125,096	0.5
14,729,112		3.750%, due 05/20/42	15,251,113	1.9
14,439,456		3.750%, due 05/20/42	14,951,196	1.8
4,611,146	ˆ	4.000%, due 04/20/38	572,400	0.1
3,038,615	ˆ	4.000%, due 08/20/39	926,550	0.1
8,256,332		4.000%, due 09/20/40	8,688,961	1.1
4,315,475	ˆ	4.000%, due 04/20/41	788,382	0.1
51,200,000		4.000%, due 06/20/41	54,263,993	6.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
10,961,331		4.000%, due 07/20/41	$11,643,113	1.4
2,194,221	ˆ	4.000%, due 03/20/42	354,555	0.0
4,103,237		4.000%, due 04/20/42	4,368,117	0.5
3,590,339		4.000%, due 10/20/42	3,813,994	0.5
3,361,367	ˆ	4.000%, due 12/20/42	577,927	0.1
17,340,543		4.000%, due 03/15/43	18,434,227	2.3
8,332,000		4.000%, due 09/20/44	8,851,030	1.1
2,248,703	ˆ	4.500%, due 08/20/33	20,449	0.0
837,331	ˆ	4.500%, due 02/20/35	25,902	0.0
902,362	ˆ	4.500%, due 02/20/36	45,436	0.0
426,738	ˆ	4.500%, due 12/20/37	44,247	0.0
739,828	ˆ	4.500%, due 02/20/38	20,354	0.0
6,319,301	ˆ	4.500%, due 04/20/39	1,039,198	0.1
10,127,914		4.500%, due 05/16/39	10,974,744	1.3
9,148,886		4.500%, due 05/20/39	9,962,442	1.2
4,761,000		4.500%, due 05/20/39	5,132,460	0.6
6,675,422		4.500%, due 02/15/40	7,267,953	0.9
4,497,218		4.500%, due 09/20/41	4,895,528	0.6
17,659,839	ˆ	4.500%, due 12/16/42	3,538,366	0.4
5,767,062		4.500%, due 02/20/44	6,269,514	0.8
11,361,717		4.660%, due 09/20/61	12,608,949	1.5
4,575,429		4.861%, due 06/20/61	4,962,328	0.6
3,348,984		5.000%, due 04/20/30	3,640,797	0.5
5,412,578		5.000%, due 10/20/34	5,999,621	0.7
2,237,424	ˆ	5.000%, due 05/20/35	29,031	0.0
424,814	ˆ	5.000%, due 09/16/35	18,307	0.0
4,378,534	ˆ	5.000%, due 01/20/38	584,824	0.1
2,184,786	ˆ	5.000%, due 07/16/39	390,119	0.1
8,600,628	ˆ	5.000%, due 03/20/40	1,562,517	0.2
40,109,943		5.000%, due 05/20/40	44,281,337	5.4
1,254,682	ˆ	5.000%, due 05/20/41	282,551	0.0
8,100,000		5.250%, due 01/20/38	8,825,930	1.1
3,746,233		5.500%, due 02/20/33	4,061,901	0.5
4,661,582		5.500%, due 03/16/34	5,322,681	0.7
10,544,612		5.500%, due 12/16/35	11,825,645	1.4
3,761,332		5.500%, due 10/20/37	4,187,910	0.5
10,087,726		5.500%, due 01/15/39	11,565,164	1.4
791,420	ˆ	5.500%, due 09/16/40	124,760	0.0
6,189,534		5.750%, due 07/20/38	6,783,132	0.8
8,894,099	ˆ	5.847%, due 09/20/38	1,256,243	0.2
10,916,020	ˆ	5.847%, due 12/20/40	1,874,246	0.2
4,985,544	ˆ	5.897%, due 12/20/40	899,510	0.1
4,165,601	ˆ	5.947%, due 05/20/32	548,337	0.1
3,470,161	ˆ	5.996%, due 09/16/39	549,285	0.1
1,043,842	ˆ	6.000%, due 01/20/34	210,756	0.0
7,610,000		6.000%, due 07/20/37	8,500,952	1.0
3,915,865		6.000%, due 10/20/37	4,449,994	0.5
2,123,551	ˆ	6.000%, due 01/16/40	856,632	0.1
17,817,587	ˆ	6.196%, due 04/16/39	2,419,365	0.3
3,841,228	ˆ	6.346%, due 05/16/38	653,265	0.1
7,196,269	ˆ	6.347%, due 09/20/37	1,183,434	0.1
7,917,009	ˆ	6.347%, due 09/20/38	1,002,665	0.1
6,443,467	ˆ	6.496%, due 09/16/40	1,167,905	0.1
12,151,843	ˆ	6.496%, due 04/16/42	2,819,659	0.3
3,053,704	ˆ	6.616%, due 02/16/35	537,386	0.1
2,845,438	ˆ	7.346%, due 05/16/31	532,170	0.1
1,513,696	ˆ	7.446%, due 10/16/29	328,218	0.0
4,575,698	ˆ	7.500%, due 04/16/37	1,435,660	0.2

See Accompanying Notes to Financial Statements

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: (continued)
141,147,314	0.374%–24.737%, due 05/15/16–07/20/63	$156,293,290	19.1
		767,135,802	93.7

	Total U.S. Government Agency Obligations (Cost $895,821,543)	906,691,753	110.7

	Total Investments in Securities (Cost $899,109,923)	$908,944,018	111.0
	Liabilities in Excess of Other Assets	(90,226,920)	(11.0)
	Net Assets	$818,717,098	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $900,342,302.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,058,443
Gross Unrealized Depreciation	(6,456,727)
Net Unrealized Appreciation	$8,601,716

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$2,252,265	$—	$2,252,265
U.S. Government Agency Obligations	—	906,691,753	—	906,691,753
Total Investments, at fair value	$—	$908,944,018	$—	$908,944,018
Other Financial Instruments+
Futures	657,878	—	—	657,878
Total Assets	$657,878	$908,944,018	$—	$909,601,896

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya GNMA Income Fund Open Futures Contracts on September 30, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(465)	12/19/14	$(57,957,893)	$369,415
U.S. Treasury 5-Year Note	(588)	12/31/14	(69,535,592)	164,016
U.S. Treasury Long Bond	(78)	12/19/14	(10,756,688)	84,738
U.S. Treasury Ultra Long Bond	(39)	12/19/14	(5,947,500)	39,709
			$(144,197,673)	$657,878

See Accompanying Notes to Financial Statements

VOYA GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$657,878
Total Asset Derivatives		$657,878

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,290,912)
Total	$(4,290,912)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$438,235
Total	$438,235

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 95.2%
		Basic Materials: 6.6%
3,000,000		ArcelorMittal, 6.000%, 03/01/21	$3,165,000	0.6
942,000		ArcelorMittal, 6.125%, 06/01/18	1,000,875	0.2
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,431,412	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	924,600	0.2
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	252,656	0.0
2,250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,297,813	0.5
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	778,125	0.2
2,050,000		Huntsman International LLC, 4.875%, 11/15/20	2,029,500	0.4
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,752,187	0.3
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,331,250	0.3
1,500,000	#	Prince Mineral Holding Corp., 12.000%, 12/15/19	1,687,500	0.3
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	316,210	0.1
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	522,500	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,193,250	0.2
925,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	938,875	0.2
925,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	931,938	0.2
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,522,500	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,090,350	0.4
555,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	566,100	0.1
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	572,344	0.1
8,359,000		Other Securities	8,201,531	1.6
			33,506,516	6.6

		Communications: 17.0%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,022,500	0.2
1,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,027,500	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,075,000	0.2
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,697,400	0.4

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
34,781	#	American Media, Inc., 13.500%, 06/15/18	$34,781	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	693,262	0.1
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	200,250	0.1
700,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	703,500	0.1
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	1,997,500	0.4
1,860,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%–7.250%, 10/30/17–04/30/21	1,895,700	0.4
2,550,000		CenturyLink, Inc., 5.625%, 04/01/20	2,639,887	0.5
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,682,188	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	516,875	0.1
2,635,000		Clear Channel Worldwide Holdings, Inc., 6.500%–7.625%, 03/15/20–11/15/22	2,728,500	0.5
1,500,000	#, &	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,552,500	0.3
1,650,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,588,125	0.3
4,920,000		DISH DBS Corp., 5.000%–7.875%, 09/01/19–03/15/23	5,051,231	1.0
600,000	#	Gannett Co., Inc., 5.500%, 09/15/24	592,500	0.1
1,750,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,824,375	0.4
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,003,625	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	903,375	0.2
2,000,000		Intelsat Luxembourg SA, 7.750%, 06/01/21	2,047,500	0.4
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	1,047,500	0.2
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,070,000	0.4
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,268,750	0.3

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,500,000	#	Netflix, Inc., 5.750%, 03/01/24	$1,552,500	0.3
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	569,250	0.1
2,295,000	#	Numericable Group SA, 6.000%, 05/15/22	2,315,081	0.5
985,000	#	Numericable Group SA, 6.250%, 05/15/24	983,769	0.2
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,095,000	0.2
1,030,000	#	SBA Communications Corp., 4.875%, 07/15/22	991,375	0.2
3,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	3,090,600	0.6
660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	671,550	0.1
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,501,875	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,344,000	0.3
2,845,000	#	Sprint Corp., 7.125%, 06/15/24	2,877,006	0.6
2,000,000	#	Sprint Corp., 7.250%, 09/15/21	2,087,500	0.4
1,845,000	#	Sprint Corp., 7.875%, 09/15/23	1,964,925	0.4
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	486,875	0.1
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	770,569	0.1
750,000	#	Telesat Canada, 6.000%, 05/15/17	768,188	0.2
4,230,000		T-Mobile USA, Inc., 5.250%–6.836%, 09/01/18–04/28/23	4,320,538	0.9
1,860,000	#	West Corp., 5.375%, 07/15/22	1,720,500	0.3
1,400,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,352,750	0.3
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,319,825	0.2
15,597,000		Other Securities	16,071,900	3.2
			85,719,900	17.0

		Consumer, Cyclical: 13.2%
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,982,025	0.4
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,635,000	0.3
2,420,000	#	Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	2,400,337	0.5
765,000	#	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	721,013	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,615,587	0.3

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	$950,400	0.2
1,365,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,325,756	0.3
1,315,000	#	Century Communities, Inc., 6.875%, 05/15/22	1,331,437	0.3
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,971,000	0.4
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	479,812	0.1
1,500,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	1,571,550	0.3
2,190,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,354,250	0.5
500,000	#	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	491,563	0.1
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	421,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	435,000	0.1
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,930,000	0.4
2,065,000		Meritage Homes Corp., 7.000%–7.150%, 04/15/20–04/01/22	2,250,525	0.4
500,000		MGM Mirage, 7.500%, 06/01/16	535,000	0.1
3,000,000		MGM Resorts International, 5.250%–8.625%, 02/01/19–03/15/22	3,241,300	0.6
434,000	#, &	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	443,765	0.1
335,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	334,163	0.1
250,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	261,250	0.0
1,250,000	#, &	Neiman Marcus Group LLC/The, 8.750%, 10/15/21	1,321,875	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	241,200	0.0
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	785,625	0.1
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	1,930,000	0.4
1,351,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,411,795	0.3
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,920,000	0.4
1,910,000		Springs Industries, Inc., 6.250%, 06/01/21	1,881,350	0.4
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,999,275	0.4
See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	$245,613	0.0
1,460,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,405,250	0.3
24,105,000		Other Securities	24,791,775	4.9
			66,615,491	13.2

		Consumer, Non-cyclical: 19.3%
2,000,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,960,000	0.4
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,339,062	0.3
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,750,500	0.3
655,000		Amsurg Corp., 5.625%, 11/30/20	664,825	0.1
1,805,000	#	Amsurg Corp., 5.625%, 07/15/22	1,795,975	0.4
1,110,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,118,325	0.2
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,662,500	0.5
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,262,500	0.3
2,000,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	2,100,000	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,362,075	0.3
1,913,000	#, &	Capsugel SA, 7.000%, 05/15/19	1,911,804	0.4
1,500,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,708,125	0.3
330,000	#	Ceridian LLC / Comdata, Inc., 8.125%, 11/15/17	331,237	0.1
500,000	#	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	501,250	0.1
1,000,000	#	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,047,500	0.2
1,040,000		CHS/Community Health Systems, Inc., 5.125%–8.000%, 08/15/18–07/15/20	1,086,950	0.2
2,085,000		DaVita HealthCare Partners, Inc., 5.125%–6.625%, 11/01/20–07/15/24	2,102,709	0.4
1,820,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,824,550	0.4
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,891,062	0.4
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,593,900	0.3
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,801,000	0.7
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,505,106	0.3

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
360,000		HCA, Inc., 7.250%, 09/15/20	$378,900	0.1
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,029,500	0.4
865,000	#, &	Jaguar Holding Co. I, 9.375%, 10/15/17	875,812	0.2
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	538,125	0.1
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	723,750	0.2
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,213,250	0.2
420,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	443,100	0.1
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,061,875	0.2
1,220,000	#	Light Tower Rentals, Inc., 8.125%, 08/01/19	1,238,300	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,460,000	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,063,875	0.4
1,485,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,488,713	0.3
1,790,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	1,812,375	0.4
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,040,000	0.2
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,315,800	0.3
1,635,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	1,587,994	0.3
3,750,000		Reynolds Group Issuer, Inc., 7.875%–9.875%, 04/15/19–02/15/21	3,993,438	0.8
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,528,638	0.3
1,500,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,627,500	0.3
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,147,125	0.2
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,326,400	0.3
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,066,344	0.4
3,095,000		Tenet Healthcare Corp., 6.000%–8.125%, 11/01/18–04/01/22	3,327,544	0.7
1,785,000		United Rentals North America, Inc., 7.625%, 04/15/22	1,959,038	0.4

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,240,000		United Rentals North America, Inc., 5.750%–8.250%, 07/15/18–06/15/23	$1,306,700	0.2
1,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,073,750	0.2
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,586,250	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,067,281	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	505,313	0.1
19,642,000		Other Securities	20,451,524	4.0
			97,559,169	19.3

		Diversified: 0.5%
715,000	#, &	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	723,937	0.1
779,000	#	Nielsen Co. Luxembourg SARL/The, 5.500%, 10/01/21	786,790	0.2
1,150,000		Other Securities	1,128,438	0.2
			2,639,165	0.5

		Energy: 16.6%
925,000	#	American Energy — Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	862,562	0.2
360,000	#	American Energy-Permian Basin LLC / AEPB Finance Corp., 7.125%, 11/01/20	331,200	0.1
1,890,000	#	Antero Resources Corp., 5.125%, 12/01/22	1,840,387	0.4
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	862,500	0.2
1,310,000	#	Athlon Holdings L.P. / Athlon Finance Corp., 6.000%, 05/01/22	1,408,250	0.3
670,000	#	Baytex Energy Corp., 5.125%, 06/01/21	656,600	0.2
670,000	#	Baytex Energy Corp., 5.625%, 06/01/24	645,712	0.1
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,231,950	0.2
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	2,485,437	0.5
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,329,600	0.2
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,881,000	0.4
250,000	#	Energy XXI Gulf Coast, Inc., 6.875%, 03/15/24	235,625	0.0

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,000,000	#	Gibson Energy, Inc., 6.750%, 07/15/21	$1,065,000	0.2
275,000	#	Gulfport Energy Corp., 7.750%, 11/01/20	288,062	0.1
2,420,000		Halcon Resources Corp., 8.875%, 05/15/21	2,395,800	0.5
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,686,563	0.3
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	917,656	0.2
500,000	#	Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	492,500	0.1
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,130,744	0.2
1,050,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	1,029,000	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,000,725	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,040,000	0.2
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	305,100	0.1
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	612,000	0.1
1,650,000	#	Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	1,711,875	0.3
1,230,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,223,850	0.2
2,670,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%–5.500%, 10/01/22–11/01/23	2,633,538	0.5
780,000	#	Rex Energy Corp., 6.250%, 08/01/22	755,625	0.1
1,750,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	1,815,625	0.4
360,000	#	Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	357,300	0.1
1,450,000		Sanchez Energy Corp., 7.750%, 06/15/21	1,558,750	0.3
940,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	934,266	0.2
1,995,000		SemGroup Corp., 7.500%, 06/15/21	2,104,725	0.4
1,835,000	#	Seventy Seven Energy, Inc., 6.500%, 07/15/22	1,812,063	0.4
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	548,600	0.1

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	$527,500	0.1
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,702,575	0.3
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,075,000	0.4
720,000	#	Triangle USA Petroleum Corp., 6.750%, 07/15/22	706,500	0.1
1,780,000		Westmoreland Coal Co. / Westmoreland Partners, 10.750%, 02/01/18	1,873,450	0.4
1,865,000		WPX Energy, Inc., 6.000%, 01/15/22	1,925,613	0.4
32,525,000		Other Securities	32,923,443	6.5
			83,924,271	16.6

		Financial: 5.4%
2,935,000	#	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	2,850,619	0.6
4,190,000		Ally Financial, Inc., 3.125%–8.300%, 02/12/15–09/15/20	4,533,350	0.9
1,850,000		CBRE Services, Inc., 5.250%, 03/15/25	1,843,062	0.4
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	312,112	0.0
2,830,000		CIT Group, Inc., 4.250%–5.375%, 05/15/17–08/15/22	2,890,000	0.6
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	914,250	0.2
2,095,000		International Lease Finance Corp., 5.875%–8.250%, 05/15/19–08/15/22	2,273,163	0.4
1,675,000	#	Outerwall, Inc., 5.875%, 06/15/21	1,587,063	0.3
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	1,260,600	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	537,500	0.1
770,000	#	Realogy Corp., 7.875%, 02/15/19	808,500	0.2
1,000,000	#, &	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	1,015,000	0.2
6,490,000		Other Securities	6,564,275	1.3
			27,389,494	5.4

		Industrial: 8.3%
1,100,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,146,750	0.2
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	374,625	0.0

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
370,000	#	AECOM Technology Corp., 5.875%, 10/15/24	$377,400	0.1
1,470,000	#, &	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,484,700	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,002,500	0.2
745,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	810,187	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	89,559	0.0
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,369,000	0.3
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	246,875	0.0
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	173,250	0.0
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	351,750	0.1
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,631,250	0.3
2,000,000	#	CNH Industrial Capital LLC, 3.375%, 07/15/19	1,895,000	0.4
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	1,606,500	0.3
1,320,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,412,400	0.3
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,318,750	0.3
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,259,375	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,625,400	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	990,000	0.2
233,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	251,640	0.1
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	528,750	0.1
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,654,425	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,040,000	0.4
1,425,000	#	Sanmina Corp., 4.375%, 06/01/19	1,400,062	0.3

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	$1,462,650	0.3
660,000	#	TransDigm, Inc., 6.000%, 07/15/22	652,575	0.1
660,000	#	TransDigm, Inc., 6.500%, 07/15/24	658,350	0.2
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,540,688	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,608,750	0.3
325,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	345,719	0.1
10,054,000		Other Securities	10,590,971	2.1
			41,899,851	8.3

		Materials: 0.4%
2,000,000		Louisiana-Pacific Corp., 7.500%, 06/01/20	2,140,000	0.4

		Technology: 5.5%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,040,000	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,645,425	0.3
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	793,100	0.2
750,000	#	Audatex North America, Inc., 6.125%, 11/01/23	772,500	0.1
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,328,700	0.3
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,688,750	0.3
900,000	#, &	Boxer Parent Co., Inc., 9.000%, 10/15/19	832,500	0.2
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	834,000	0.1
1,283,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	1,366,395	0.3
1,000,000	#, &	Eagle Midco, Inc., 9.000%, 06/15/18	1,026,250	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	2,003,669	0.4
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,422,900	0.3
742,000	#	First Data Corp., 6.750%, 11/01/20	788,375	0.2
145,000	#	First Data Corp., 8.250%, 01/15/21	154,425	0.0
646,000	#, &	First Data Corp., 8.750%, 01/15/22	687,990	0.1
2,148,000		First Data Corp., 10.625%–11.750%, 06/15/21–08/15/21	2,472,450	0.5
665,000	#	iGATE Corp., 4.750%, 04/15/19	648,375	0.1

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	$770,625	0.2
1,140,000	#, &	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,134,300	0.2
2,050,000		NCR Corp., 5.000%–6.375%, 07/15/22–12/15/23	2,105,125	0.4
4,280,000		Other Securities	4,460,819	0.9
			27,976,673	5.5

		Telecommunication Services: 0.3%
1,495,000		CenturyLink, Inc., 5.800%, 03/15/22	1,539,850	0.3

		Utilities: 2.1%
1,500,000	#	Calpine Corp., 6.000%, 01/15/22	1,586,250	0.3
1,450,000		Calpine Corp., 5.375%–5.750%, 01/15/23–01/15/25	1,408,312	0.3
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,605,000	0.3
1,490,000	#	NGL Energy Partners L.P. / NGL Energy Finance Corp., 5.125%, 07/15/19	1,465,788	0.3
1,000,000	#	NRG Energy, Inc., 6.250%, 07/15/22	1,030,625	0.2
3,040,000		Other Securities	3,263,900	0.7
			10,359,875	2.1

		Total Corporate Bonds/Notes (Cost $479,964,917)	481,270,255	95.2

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,939	0.2

		Total Asset-Backed Securities (Cost $997,500)	1,081,939	0.2

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
5,810	@	American Media, Inc., Stock Certificates	—	—
195		Other Securities	98	0.0

		Total Common Stock (Cost $136,656)	98	0.0

		Total Long-Term Investments (Cost $481,099,073)	482,352,292	95.4

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Commercial Paper: 1.3%
4,000,000	Apache Corp., 0.270%, 10/02/14	$3,999,939	0.8
1,099,000	Autozone Inc., 0.230%, 10/03/14	1,098,979	0.2
1,143,000	Autozone Inc., 0.230%, 10/08/14	1,142,941	0.3
		6,241,859	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
2,648,756	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,648,756)	2,648,756	0.5

	Total Short-Term Investments (Cost $8,890,615)	8,890,615	1.8

	Total Investments in Securities (Cost $489,989,688)	$491,242,907	97.2
	Assets in Excess of Other Liabilities	14,338,732	2.8
	Net Assets	$505,581,639	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

Cost for federal income tax purposes is $489,994,436.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,200,154
Gross Unrealized Depreciation	(6,951,683)
Net Unrealized Appreciation	$1,248,471

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$98	$98
Total Common Stock	—	—	98	98
Corporate Bonds/Notes	—	481,270,255	—	481,270,255
Short-Term Investments	2,648,756	6,241,859	—	8,890,615
Asset-Backed Securities	—	1,081,939	—	1,081,939
Total Investments, at fair value	$2,648,756	$488,594,053	$98	$491,242,907

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 27.0%
		Basic Materials: 1.5%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,610,639	0.1
2,110,000	#, L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,154,837	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,371,710	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,809,825	0.1
880,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	906,840	0.0
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,025,274	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	829,345	0.1
16,518,000		Other Securities	16,748,391	0.9
			28,456,861	1.5

		Communications: 4.3%
4,780,000	L	AT&T, Inc., 3.900%–5.350%, 03/11/24–06/15/44	4,873,387	0.3
713,000	#	CommScope, Inc., 5.000%, 06/15/21	702,305	0.0
884,000	#	CommScope, Inc., 5.500%, 06/15/24	872,950	0.1
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	730,386	0.0
2,035,000	#	Gannett Co., Inc., 6.375%, 10/15/23	2,121,487	0.1
2,575,000	#	Netflix, Inc., 5.750%, 03/01/24	2,665,125	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	843,150	0.1
500,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	483,750	0.0
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,679,600	0.2
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,112,637	0.1
1,105,000	#	Sprint Corp., 7.125%, 06/15/24	1,117,431	0.0
1,105,000	#	Sprint Corp., 7.875%, 09/15/23	1,176,825	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,566,632	0.2
2,053,000		Telefonica Emisiones SAU, 3.192%–3.992%, 02/16/16–04/27/18	2,131,636	0.1
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,345,292	0.2
5,944,000		Time Warner, Inc., 4.050%–6.500%, 12/15/23–12/15/43	6,431,542	0.3
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,328,410	0.3
1,042,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	1,047,485	0.0

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,206,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	$1,216,963	0.1
4,958,000		Verizon Communications, Inc., 4.150%–6.550%, 03/15/24–09/15/43	5,431,646	0.3
32,412,000		Other Securities(a)	32,390,651	1.7
			80,269,290	4.3

		Consumer, Cyclical: 1.8%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,447,187	0.1
500,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	485,625	0.0
2,050,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	2,147,785	0.1
1,680,000	#, &	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,755,600	0.1
4,950,000		Yum! Brands, Inc., 3.875%–5.350%, 11/01/23–11/01/43	5,255,851	0.3
22,080,000		Other Securities	22,674,292	1.2
			33,766,340	1.8

		Consumer, Non-cyclical: 4.0%
2,108,000	#	Actavis Funding SCS, 3.850%, 06/15/24	2,048,118	0.1
3,111,000	#	Actavis Funding SCS, 4.850%, 06/15/44	2,933,903	0.2
2,901,000	#	Amsurg Corp., 5.625%, 07/15/22	2,886,495	0.1
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,168,414	0.1
5,107,000		Synchrony Financial, 3.000%–4.250%, 08/15/19–08/15/24	5,128,691	0.3
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	968,756	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,031,250	0.0
7,229,000		WellPoint, Inc., 3.500%–4.650%, 08/15/24–08/15/44	7,063,471	0.4
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,767,466	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,502,069	0.1
1,146,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,164,964	0.1
45,481,000		Other Securities	46,413,819	2.5
			75,077,416	4.0

		Diversified: 0.1%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,829,455	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: 3.6%
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	$1,643,040	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,646,816	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,412,954	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,975,377	0.1
3,165,000		Enbridge, Inc., 3.500%–4.500%, 10/01/23–06/10/44	3,208,004	0.2
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,201,075	0.0
4,535,000		Energy Transfer Partners L.P., 4.650%–9.700%, 03/15/19–06/01/41	5,154,512	0.3
1,800,000	±	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	274,669	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	578,220	0.0
905,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	899,479	0.1
49,128,000		Other Securities(a)	49,625,968	2.6
			67,620,114	3.6

		Financial: 8.8%
7,265,000		American Tower Corp., 3.400%–4.500%, 01/15/18–09/15/21	7,371,603	0.4
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	411,000	0.0
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,532,790	0.2
3,453,000		Bank of America Corp., 5.000%, 01/21/44	3,657,017	0.2
3,698,000		Bank of America Corp., 4.000%–4.125%, 01/22/24–04/01/24	3,759,103	0.2
1,333,000		BPCE SA, 2.500%, 12/10/18	1,337,835	0.1
1,034,000	#	BPCE SA, 5.150%, 07/21/24	1,067,891	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,252,332	0.1
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	716,100	0.0
6,282,000	L	Citigroup, Inc., 3.500%–6.675%, 05/15/23–09/13/43	6,517,676	0.3
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,199,500	0.1
1,791,000	#	Credit Agricole SA/London, 3.875%, 04/15/24	1,803,707	0.1

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	$4,780,959	0.3
1,995,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,092,597	0.1
4,728,000		General Electric Capital Corp., 5.300%–7.125%, 02/11/21–12/15/49	5,331,646	0.3
7,844,000		Goldman Sachs Group, Inc., 2.900%–6.750%, 07/19/18–10/01/37	8,100,423	0.4
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,997,800	0.1
4,246,000	L	HSBC Holdings PLC, 5.625%–6.375%, 12/29/49	4,230,596	0.2
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,222,581	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,169,218	0.1
2,072,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	2,017,082	0.1
4,144,000		Intesa Sanpaolo SpA, 3.875%–5.250%, 01/15/19–01/12/24	4,360,628	0.2
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	585,552	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	918,000	0.1
10,937,000		JPMorgan Chase & Co., 3.375%–6.125%, 05/01/23–12/29/49	10,712,936	0.6
1,838,000	#	Mizuho Bank Ltd., 3.750%, 04/16/24	1,890,128	0.1
4,020,000		Morgan Stanley, 3.875%, 04/29/24	4,024,961	0.2
3,581,000		Morgan Stanley, 2.125%–5.000%, 04/25/18–11/24/25	3,688,017	0.2
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,323,160	0.1
DKK 10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	—	—
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,150,931	0.1
2,925,000		Simon Property Group L.P., 3.375%, 10/01/24	2,892,056	0.2
4,208,000		Simon Property Group L.P., 4.250%, 10/01/44	4,042,777	0.2
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,180,219	0.1
8,601,000		Wells Fargo & Co., 4.100%–5.900%, 06/03/26–12/29/49	8,950,252	0.5
49,943,600		Other Securities	51,151,600	2.7
			164,440,673	8.8

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: 0.7%
1,872,000	#	AP Moeller — Maersk A/S, 2.550%, 09/22/19	$1,879,132	0.1
10,425,000		Other Securities	10,855,114	0.6
			12,734,246	0.7

		Technology: 0.7%
4,123,000		Hewlett-Packard Co., 2.600%–5.400%, 09/15/16–09/15/17	4,301,038	0.2
8,757,000		Other Securities	8,831,448	0.5
			13,132,486	0.7

		Utilities: 1.5%
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	3,029,737	0.2
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	708,104	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,462,432	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	936,729	0.0
24,393	#	Juniper Generation, LLC, 6.790%, 12/31/14	24,176	0.0
21,168,000		Other Securities	22,198,682	1.2
			28,359,860	1.5

		Total Corporate Bonds/Notes (Cost $496,397,763)	505,686,741	27.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.1%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,070,066	0.1
1,630,000		Banc of America Commercial Mortgage Trust 2006-6, 5.421%, 10/10/45	1,680,325	0.1
3,620,000		Banc of America Commercial Mortgage Trust, 6.015%, 02/10/51	3,761,719	0.2
850,787	#	Banc of America Funding Corp., 5.250%, 08/26/35	885,909	0.1
2,220,000		Banc of America Merrill Lynch Commercial Mortgage Trust, 5.790%, 06/10/49	2,298,359	0.1
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,533,222	0.2
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	1,978,552	0.1
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	1,105,099	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	$1,058,089	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	892,928	0.0
2,960,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	2,982,170	0.1
1,300,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.859%, 07/10/42	1,234,760	0.1
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.915%, 03/11/41	1,270,909	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.915%, 03/11/41	480,753	0.0
907,529		Banc of America Mortgage 2005-J Trust, 2.798%, 11/25/35	843,963	0.1
860,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	877,908	0.0
1,710,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.230%, 11/10/38	1,779,199	0.1
1,511,423		Bear Stearns Adjustable Rate Mortgage Trust, 2.521%, 07/25/36	1,267,272	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 6.054%, 06/11/41	2,223,902	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.500%, 02/13/42	3,390,777	0.2
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.288%, 10/12/42	2,082,811	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.757%, 04/12/38	1,073,264	0.0
127,598		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	123,579	0.0
2,701,877	#	Beckman Coulter, Inc., 7.498%, 12/15/18	2,918,298	0.2
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 6.006%, 04/15/40	1,560,653	0.1
1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	1,703,178	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,545,904	#, ˆ	Citigroup Commercial Mortgage Trust, 2.381%, 09/10/45	$788,872	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.084%, 12/25/35	2,731,776	0.2
1,813,583		Citigroup Mortgage Loan Trust, Inc., 2.773%, 09/25/37	1,543,230	0.1
4,885,554		Citigroup Mortgage Loan Trust, 5.592%, 11/25/36	4,372,522	0.2
29,260,840	ˆ	Commercial Mortgage Trust, 1.595%, 10/10/46	2,554,035	0.1
26,200,177	ˆ	Commercial Mortgage Trust, 1.616%, 08/10/46	1,986,393	0.1
8,427,320	ˆ	Commercial Mortgage Trust, 1.922%, 01/10/46	742,745	0.1
4,941,600	ˆ	Commercial Mortgage Trust, 2.078%, 08/15/45	507,560	0.0
6,551,388	ˆ	Commercial Mortgage Trust, 2.310%, 05/15/45	709,004	0.0
27,260,000	#, ˆ	Commercial Mortgage Trust, 0.749%, 10/15/45	1,196,360	0.1
1,140,000		Commerical 2007-C9 Mortgage Trust, 5.989%, 12/10/49	1,180,623	0.0
6,840,000		Commercial Mortgage Trust, 5.400%–6.316%, 06/10/44–12/10/49	6,960,452	0.4
4,674,917		Countrywide Alternative Loan Trust, 0.275%–5.500%, 12/25/35–06/25/36	4,098,629	0.2
1,850,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 6.097%, 09/15/39	1,938,213	0.1
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	490,885	0.0
133,940	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	134,221	0.0
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.773%, 04/12/49	1,937,488	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.462%, 05/15/36	1,050,418	0.1
1,050,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.625%, 07/10/44	1,112,085	0.1
4,300,000		Fannie Mae Connecticut Avenue Securities, 3.055%, 07/25/24	4,047,700	0.2
4,059,056	ˆ	Fannie Mae, 3.000%, 08/25/28	411,143	0.0
843,684	ˆ	Fannie Mae, 3.000%, 05/25/43	116,974	0.0
13,893,369	ˆ	Fannie Mae, 5.796%, 10/25/39	1,935,448	0.1
3,098,000		Fannie Mae Connecticut Avenue Securities, 2.755%–4.555%, 01/25/24–05/25/24	3,071,723	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,598,860	ˆ	First Horizon Alternative Mortgage Securities, 6.546%, 12/25/36	$357,428	0.0
232,530,555	#, ˆ	FREMF Mortgage Trust, 0.100%, 12/25/44	1,316,123	0.1
1,050,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.466%, 05/10/43	864,655	0.0
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	772,518	0.0
46,451,152	ˆ	GS Mortgage Securities Corp. II, 1.731%, 11/10/46	3,795,319	0.2
8,649,426	ˆ	GS Mortgage Securities Corp. II, 2.530%, 11/10/45	1,065,844	0.0
10,145,684	ˆ	GS Mortgage Securities Corp. II, 2.753%, 05/10/45	1,191,407	0.1
2,300,000		GS Mortgage Securities Trust 2006-GG6, 5.757%, 04/10/38	2,310,186	0.1
1,600,000		GS Mortgage Securities Trust, 5.757%, 04/10/38	1,573,829	0.1
955,043	#	Jefferies Resecuritization Trust 2009-R6, 5.016%, 03/26/36	948,662	0.1
784,992		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	668,473	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.751%, 05/15/41	658,610	0.0
1,540,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.557%, 10/15/37	1,534,963	0.1
43,228,022	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.784%, 01/15/46	1,085,866	0.0
42,055,798	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.934%, 06/15/45	3,442,743	0.2
13,046,302	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.080%, 12/15/47	1,256,964	0.1
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.161%, 08/12/40	1,502,524	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.834%, 06/12/41	1,251,297	0.1
15,265,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Trust, 0.446%, 12/15/47	385,118	0.0

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
19,127,894	#, ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	$361,558	0.0
700,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.362%, 02/15/40	687,614	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	1,742,891	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.049%, 06/15/38	1,199,572	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 6.096%, 09/15/39	846,989	0.1
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 6.096%, 09/15/39	814,106	0.0
74,567,585	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.849%, 11/15/38	950,282	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.644%, 10/15/36	1,072,848	0.1
682,459	#	LB-UBS Commercial Mortgage Trust, 5.914%, 10/15/35	683,241	0.0
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.096%, 09/15/39	1,862,437	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.096%, 09/15/39	1,916,639	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,077,206	0.1
4,410,000		LB-UBS Commercial Mortgage Trust, 4.954%-8.150%, 07/15/32-07/15/40	4,402,728	0.2
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.835%, 08/15/45	1,538,763	0.1
31,020,994	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.861%, 02/15/46	2,858,383	0.1
19,427,502	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.302%, 11/15/45	1,912,719	0.1
274,434		Morgan Stanley Capital I Trust 2004-IQ7, 5.255%, 06/15/38	274,409	0.0
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,286,268	0.1
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.455%, 01/11/43	1,775,263	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	3,356,044	0.2
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	1,390,170	0.1
2,580,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	2,646,695	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	$255,622	0.0
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,087,414	0.1
43,556	#	Morgan Stanley Capital I, 7.350%, 07/15/32	44,731	0.0
980,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.986%, 09/15/37	977,873	0.0
600,000	#	Morgan Stanley Dean Witter Capital I, 7.759%, 07/15/33	687,409	0.0
1,603,213		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.836%, 03/25/36	1,380,780	0.1
2,590,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	2,266,250	0.1
995,403	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	1,008,835	0.1
2,445,884	#	N-Star Real Estate CDO Ltd., 2.006%, 08/25/29	2,447,449	0.1
13,411,908	#, ˆ	RBSCF Trust, 1.184%, 04/15/24	14,305	0.0
7,841,891	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.926%, 05/10/63	638,066	0.0
6,797,000		Wachovia Bank Commercial Mortgage Trust Series, 5.896%–6.140%, 05/15/43–02/15/51	6,913,050	0.4
2,669,769		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.041%, 12/25/36	2,337,105	0.1
1,895,137		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.607%, 08/25/36	1,757,950	0.1
1,007,833		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.941%, 04/25/37	883,264	0.1
4,790,430		WaMu Mortgage Pass-Through Certificates, 2.120%, 07/25/37	4,074,280	0.2
800,211		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	758,535	0.0
3,892,413		WaMu Mortgage Pass Through Certificates, 1.794%–2.203%, 10/25/36–12/25/36	3,479,360	0.2
3,377,582		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,103,933	0.2
10,335,683	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.372%, 08/15/45	1,104,259	0.0
1,614,463		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.611%, 09/25/35	1,532,401	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,342,366	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.733%, 06/15/45	$1,265,968	0.1
3,785,921		Wells Fargo Mortgage Backed Securities Trust, 2.603%–5.594%, 03/25/36–04/25/36	3,732,354	0.2
17,948,201		Other Securities	14,819,106	0.8

		Total Collateralized Mortgage Obligations (Cost $203,816,423)	208,905,816	11.1

U.S. TREASURY OBLIGATIONS: 23.9%
		U.S. Treasury Bonds: 5.1%
26,169,000		2.375%, due 08/15/24	25,876,640	1.4
67,996,000		3.375%, due 05/15/44	70,216,477	3.7
			96,093,117	5.1

		U.S. Treasury Notes: 18.8%
89,467,000		0.500%, due 09/30/16	89,316,695	4.8
168,149,000		1.000%, due 09/15/17	167,906,025	9.0
15,384,000		1.750%, due 09/30/19	15,367,770	0.8
79,346,000		2.125%, due 09/30/21	78,868,655	4.2
			351,459,145	18.8

		Total U.S. Treasury Obligations (Cost $447,923,883)	447,552,262	23.9

ASSET-BACKED SECURITIES: 8.9%
		Automobile Asset-Backed Securities: 1.6%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	874,567	0.0
1,680,000		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	1,693,254	0.1
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,532,764	0.1
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,905,732	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,071,853	0.2
800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	802,144	0.0
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,904,758	0.2
1,800,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	1,848,481	0.1
1,200,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	1,238,853	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,105,885	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	975,623	0.1

ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	$3,527,610	0.2
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,309,199	0.1
2,270,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	2,275,548	0.1
2,510,000		Other Securities	2,514,673	0.1
			29,580,944	1.6

		Credit Card Asset-Backed Securities: 0.1%
1,680,000		Other Securities	1,670,186	0.1

		Home Equity Asset-Backed Securities: 0.0%
959,714		Other Securities	936,768	0.0

		Other Asset-Backed Securities: 7.2%
290,643	#	Aimco CDO, 0.484%, 10/20/19	288,901	0.0
575,981	#	AMMC CLO IV Ltd., 1.034%, 03/25/17	575,785	0.0
500,000	#	Apidos CDO I Ltd., 0.985%, 07/27/17	499,774	0.0
3,910,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	3,961,029	0.2
1,000,000	#	Ares XII CLO Ltd., 3.485%, 11/25/20	999,097	0.1
2,750,000	#	Atrium V, 0.922%, 07/20/20	2,671,141	0.2
650,000	#	Atrium V, 3.932%, 07/20/20	644,713	0.0
1,500,000	#	Babson CLO Ltd. 2006-I, 0.924%, 07/15/18	1,499,813	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.633%, 11/10/19	1,605,880	0.1
3,000,000	#	Babson CLO, Inc. 2005-III, 1.933%, 11/10/19	2,946,189	0.1
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.084%, 04/15/21	955,783	0.1
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.934%, 04/15/21	1,923,692	0.1
1,000,000	#	Belhurst CLO Ltd., 0.934%, 01/15/20	971,926	0.1
800,000	#	Callidus Debt Partners Clo Fund VI Ltd., 3.233%, 10/23/21	772,066	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.565%, 08/01/21	1,461,173	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.635%, 08/01/21	1,201,060	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 1.835%, 08/01/21	1,450,309	0.1
1,050,000	#	Carlyle Arnage CLO Ltd., 1.738%, 08/27/21	1,063,097	0.1
2,100,000	#	Carlyle Veyron CLO Ltd., 0.914%, 07/15/18	2,085,138	0.1
1,850,000	#	Castle Garden Funding, 0.984%, 10/27/20	1,825,944	0.1
See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
600,000	#	Castle Garden Funding, 4.984%, 10/27/20	$600,538	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,939	0.1
5,500,000	#	CIFC Funding 2006-I Ltd., 1.834%, 10/20/20	5,329,758	0.3
3,200,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	3,084,080	0.1
1,300,010	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	1,278,131	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.484%, 10/15/21	1,763,885	0.1
750,000	#	ColumbusNova CLO Ltd 2006-II, 0.983%, 04/04/18	735,692	0.0
2,000,000	#	ColumbusNova CLO Ltd 2006-II, 1.733%, 04/04/18	1,946,142	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-II, 3.983%, 04/04/18	1,000,735	0.1
1,000,000	#	CP Uniq Aps, 2.034%, 04/15/18	981,886	0.1
87,565	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	87,530	0.0
1,970,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	1,911,783	0.1
3,500,000	#	Eaton Vance CDO IX Ltd., 0.884%, 04/20/19	3,441,994	0.2
2,000,000	#	Emporia Preferred Funding II Ltd., 1.184%, 10/18/18	1,978,716	0.1
1,912,668	#	Emporia Preferred Funding, 0.734%, 10/18/18	1,911,809	0.1
1,950,000	#	Fraser Sullivan CLO I Ltd., 2.034%, 03/15/20	1,896,162	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.633%, 12/20/20	1,428,253	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.953%, 12/20/20	1,473,279	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.733%, 12/20/20	1,448,796	0.1
1,665,927	#	Galaxy VI CLO Ltd., 1.814%, 06/13/18	1,650,053	0.1
2,000,000	#	Gallatin CLO III 2007-1 Ltd., 1.484%, 05/15/21	1,929,406	0.1
1,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.490%, 05/01/22	1,068,658	0.0
1,500,000	#	Goldentree Loan Opportunities V Ltd., 3.484%, 10/18/21	1,496,043	0.1
1,825,000	#	Gulf Stream — Compass CLO, 2.235%, 10/28/19	1,841,564	0.1
3,100,000	#	Gulf Stream — Compass CLO, 3.685%, 10/28/19	3,101,723	0.2
1,500,000	#	Gulf Stream — Sextant CLO 2007-1 Ltd., 2.635%, 06/17/21	1,434,615	0.1
3,040,000	#	Gulf Stream — Sextant CLO, 1.834%, 08/21/20	2,979,109	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
650,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.915%, 11/26/20	$631,072	0.0
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.687%, 08/07/21	1,130,956	0.0
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.537%, 08/07/21	1,335,867	0.1
1,000,000	#	Hewett’s Island Clo V Ltd., 0.934%, 12/05/18	994,571	0.1
900,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	852,223	0.0
1,380,000	#	Invitation Homes Trust, 2.254%, 06/17/31	1,376,827	0.1
1,000,000	#	Jersey Street CLO Ltd., 0.984%, 10/20/18	985,641	0.1
2,200,000	#	Kennecott Funding Ltd., 2.034%, 01/13/18	2,176,671	0.1
750,000	#	Kingsland I Ltd., 2.034%, 06/13/19	748,829	0.0
1,250,000	#	Kingsland III Ltd., 0.885%, 08/24/21	1,198,893	0.1
1,500,000	#	LCM V Ltd, 1.583%, 03/21/19	1,423,786	0.1
1,000,000	#	LightPoint CLO V, 0.943%, 08/05/19	981,826	0.1
1,281,728	#	Madison Park Funding IV Ltd., 3.833%, 03/22/21	1,243,721	0.0
1,480,000		Madison Park Funding Ltd., 4.983%, 05/10/19	1,482,401	0.1
1,750,000	#	Madison Park Funding Ltd., 2.034%, 03/25/20	1,711,773	0.1
1,780,000	#	Madison Park Funding Ltd., 2.133%, 05/10/19	1,780,569	0.1
1,000,000	#	Madison Park Funding Ltd., 3.485%, 07/26/21	995,229	0.0
1,250,000	#	Madison Park Funding Ltd., 5.485%, 07/26/21	1,252,809	0.1
1,100,000	#	Momentum Capital Fund Ltd., 1.634%, 09/18/21	1,086,642	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.684%, 01/15/18	1,540,046	0.1
4,000,000	#	MSIM Peconic Bay Ltd., 2.234%, 07/20/19	4,024,928	0.2
4,000,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	4,000,436	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	1,497,664	0.1
850,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	850,213	0.0
1,000,000	#	Oak Hill Credit Partners IV Ltd., 1.931%, 05/17/21	992,792	0.1
1,500,000	#	Ocean Trails CLO I, 0.984%, 10/12/20	1,441,445	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
4,517,210		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.395%, 03/25/36	$3,984,188	0.2
1,000,000	#	Silverado CLO 2006-I Ltd., 1.984%, 04/11/20	999,671	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.438%, 08/27/21	2,215,796	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.402%, 12/10/18	2,020,000	0.1
1,550,000	#	WhiteHorse III Ltd./Corp, 0.990%, 05/01/18	1,548,412	0.1
1,250,000	#	WhiteHorse III Ltd/Corp, 2.090%, 05/01/18	1,238,416	0.0
6,617,916		Other Securities	6,131,859	0.3
			134,160,961	7.2

		Total Asset-Backed Securities (Cost $165,022,592)	166,348,859	8.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.3%
		Federal Home Loan Mortgage Corporation: 6.7%##
15,793,000	W	3.000%, due 06/15/42	15,547,468	0.8
25,570,000	W	3.500%, due 02/15/41	26,100,376	1.4
2,088,982	ˆˆ	4.000%, due 01/15/36	2,010,085	0.1
10,916,000	W	4.000%, due 06/15/40	11,459,236	0.6
4,568,207		4.000%, due 12/01/41	4,817,432	0.3
9,081,349	ˆ	4.000%, due 04/15/43	1,774,951	0.1
3,735,404		4.000%, due 09/01/44	3,939,194	0.2
6,738,694	ˆ	4.500%, due 12/15/40	1,236,694	0.1
1,040,703	ˆ	4.946%, due 03/15/33	1,095,068	0.1
4,037,444		5.500%, due 02/15/36	4,483,579	0.2
5,931,991		5.500%, due 11/01/38	6,663,141	0.3
10,479,492	ˆ	5.846%, due 05/15/36	1,154,905	0.1
4,104,370	ˆ	5.896%, due 07/15/40	637,814	0.0
375,210	ˆ	6.000%, due 04/15/33	88,423	0.0
5,963,976	ˆ	6.331%, due 06/15/36	960,031	0.0
3,972,158	ˆ	6.396%, due 05/15/41	814,133	0.0
9,538,982	ˆ	6.446%, due 09/15/34	1,105,503	0.1
39,574,796	W	0.504%–7.000%, due 12/15/17–03/01/44	42,653,028	2.3
			126,541,061	6.7

		Federal National Mortgage Association: 18.5%##
45,951,000	W	3.000%, due 07/25/42	45,173,779	2.4
12,170,741		3.000%, due 05/01/43	12,022,819	0.6
6,099,736		3.000%, due 07/01/43	6,024,320	0.3
5,520,000	W	3.500%, due 07/25/26	5,802,900	0.3
77,656,000	W	3.500%, due 04/25/42	79,148,454	4.2
11,903,110	ˆ	3.500%, due 06/25/42	1,730,368	0.1
469,999	ˆ	4.000%, due 11/01/18	27,080	0.0
74,861,000	W	4.000%, due 08/25/40	78,661,366	4.2
7,389,581	ˆ	4.000%, due 04/25/41	1,264,767	0.1
4,547,822		4.000%, due 07/01/42	4,802,268	0.3
4,655,561		4.000%, due 07/01/42	4,919,388	0.3
4,163,769		4.250%, due 11/01/43	4,451,129	0.2
4,262,761		4.500%, due 10/25/34	4,611,806	0.2
38,855,000	W	4.500%, due 11/15/35	41,819,210	2.2
5,673,120		5.500%, due 10/01/39	6,359,564	0.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
8,851,190	ˆ	5.996%, due 11/25/39	$1,196,179	0.1
608,714	ˆ	6.000%, due 08/25/33	136,277	0.0
5,686,739		6.000%, due 01/01/38	6,550,878	0.4
7,841,102	ˆ	6.396%, due 09/25/40	1,468,245	0.1
21,092,382	ˆ	6.446%, due 04/25/31	3,888,741	0.2
16,736,741	ˆ	6.466%, due 06/25/40	2,939,499	0.2
843,966	ˆ	6.546%, due 08/25/26	115,562	0.0
4,911,381	ˆ	6.546%, due 07/25/42	937,946	0.1
2,780,007	ˆ	6.586%, due 01/25/37	516,431	0.0
10,117,739	ˆ	6.596%, due 10/25/35	1,821,901	0.1
723,164	ˆ	7.532%, due 02/17/29	127,869	0.0
26,947,142		0.554%–32.678%, due 08/01/16–07/01/42	29,703,123	1.6
			346,221,869	18.5

		Government National Mortgage Association: 5.1%
20,018,000		3.500%, due 07/20/42	20,685,787	1.1
5,975,000		4.000%, due 06/20/41	6,332,566	0.3
26,124,000		4.500%, due 03/20/39	28,336,375	1.5
6,751,943		4.500%, due 05/16/39	7,316,496	0.4
3,229,498	ˆ	4.500%, due 09/20/41	633,849	0.0
860,921	ˆ	5.000%, due 06/16/39	5,039	0.0
2,212,452	ˆ	5.000%, due 04/20/40	924,257	0.1
13,643,760	ˆ	5.196%, due 05/16/41	2,120,615	0.1
6,297,391	ˆ	5.697%, due 06/20/40	991,197	0.1
35,892,406	ˆ	5.946%, due 05/16/40	5,259,483	0.3
2,209,669	ˆ	6.047%, due 06/20/38	242,831	0.0
3,829,032	ˆ	6.047%, due 04/20/39	552,390	0.0
15,427,416	ˆ	6.147%, due 05/20/39	1,577,408	0.1
2,804,303	ˆ	6.247%, due 04/20/38	411,750	0.0
1,326,849	ˆ	6.346%, due 05/16/38	225,653	0.0
3,478,590	ˆ	6.397%, due 01/20/38	502,995	0.0
15,894,646	ˆ	6.467%, due 08/20/40	3,307,873	0.2
7,283,920	ˆ	6.496%, due 09/16/40	1,320,240	0.1
2,286,312	ˆ	6.616%, due 02/16/35	402,342	0.0
113,887	ˆ	8.096%, due 06/16/31	11,114	0.0
13,933,528		4.000%–5.500%, due 05/20/39–10/20/60	15,166,357	0.8
			96,326,617	5.1

		Total U.S. Government Agency Obligations (Cost $561,571,506)	569,089,547	30.3

FOREIGN GOVERNMENT BONDS: 3.1%
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,212,000	0.1
277,600	#, L	Belize Government International Bond, 5.000%, 02/20/38	207,506	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	754,250	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	324,625	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	322,500	0.0

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	$229,100	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	310,707	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	308,250	0.0
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,053,720	0.1
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,280,400	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	571,620	0.0
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	651,324	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	315,150	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	598,620	0.0
330,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	346,995	0.0
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	986,250	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	614,100	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	139,774	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	650,475	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	946,450	0.1
3,631,000		Turkey Government International Bond, 5.125%-7.375%, 03/25/22-01/14/41	4,111,382	0.2
7,212,000		Ukraine Government AID Bonds, 1.844%, 05/16/19	7,204,788	0.4
300,000	#, L	Zambia Government International Bond, 5.375%, 09/20/22	286,500	0.0
33,147,526		Other Securities(a)	34,183,543	1.8

		Total Foreign Government Bonds (Cost $57,914,153)	57,610,029	3.1

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
331,320,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	$1,283,783	0.1
343,506,087	@	Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 5.008%, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	282,754	0.0
			1,566,537	0.1

		Total Purchased Options (Cost $4,234,344)	1,566,537	0.1

		Total Long-Term Investments (Cost $1,936,880,664)	1,956,759,791	104.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 15.4%
		Securities Lending Collateralcc(1): 1.0%
4,360,809		Bank of Nova Scotia, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $4,360,809, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.180%–8.500%, Market Value plus accrued interest $4,451,613, due 11/17/14–11/15/42)	4,360,809	0.3
4,360,809		Daiwa Capital Markets, Repurchase Agreement dated 09/30/14, 0.01%, due 10/01/14 (Repurchase Amount $4,360,810, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–11.250%, Market Value plus accrued interest $4,448,025, due 10/23/14–03/01/48)	4,360,809	0.2
1,281,839		Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/14, 0.02%, due 10/01/14 (Repurchase Amount $1,281,840, collateralized by various U.S. Government Securities, 0.750%–2.125%, Market Value plus accrued interest $1,307,476, due 12/31/15–06/30/18)	1,281,839	0.1

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,360,809	Nomura Securities, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $4,360,809, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $4,448,025, due 10/02/14–10/01/44)	$4,360,809	0.2
3,996,999	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/14, 0.05%, due 10/01/14 (Repurchase Amount $3,997,004, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $4,076,675, due 04/15/16–01/15/29)	3,996,999	0.2
		18,361,265	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 14.4%
270,517,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $270,517,414)	270,517,414	14.4

	Total Short-Term Investments (Cost $288,878,679)	288,878,679	15.4

	Total Investments in Securities (Cost $2,225,759,343)	$2,245,638,470	119.8
	Liabilities in Excess of Other Assets	(370,620,806)	(19.8)
	Net Assets	$1,875,017,664	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

&	Payment-in-kind

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at September 30, 2014.

±	Defaulted security

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

DKK	Danish Krone

Cost for federal income tax purposes is $2,226,638,982.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,851,637
Gross Unrealized Depreciation	(13,852,149)
Net Unrealized Appreciation	$18,999,488

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Purchased Options	$—	$1,566,537	$—	$1,566,537
Corporate Bonds/Notes	—	505,686,741	—	505,686,741
Collateralized Mortgage Obligations	—	203,721,268	5,184,548	208,905,816
Short-Term Investments	270,517,414	18,361,265	—	288,878,679
U.S. Government Agency Obligations	—	569,089,547	—	569,089,547
U.S. Treasury Obligations	—	447,552,262	—	447,552,262

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Investments, at fair value (continued)
Asset-Backed Securities	$—	$161,424,101	$4,924,758	$166,348,859
Foreign Government Bonds	—	57,610,029	—	57,610,029
Total Investments, at fair value	$270,517,414	$1,965,011,750	$10,109,306	$2,245,638,470
Other Financial Instruments+
Forward Foreign Currency Contracts	—	36,785	—	36,785
Futures	1,117,681	—	—	1,117,681
Total Assets	$271,635,095	$1,965,048,535	$10,109,306	$2,246,792,936
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(66,459)	$—	$(66,459)
Futures	(118,482)	—	—	(118,482)
OTC Swaps	—	(2,370,149)	—	(2,370,149)
Written Options	—	(2,030,092)	—	(2,030,092)
Total Liabilities	$(118,482)	$(4,466,700)	$—	$(4,585,182)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2014, the following forward foreign currency contracts were outstanding for the Voya Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	908,756	Buy	11/21/14	$1,214,666	$1,148,207	$(66,459)
							$(66,459)

BNP Paribas Bank	Brazilian Real	295,654	Sell	12/19/14	$127,933	$118,223	$9,711
Deutsche Bank AG	South African Rand	6,920,236	Sell	12/19/14	632,117	605,043	27,074
							$36,785

Voya Intermediate Bond Fund Open Futures Contracts on September 30, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	268	12/31/14	$58,650,128	$(13,230)
U.S. Treasury Ultra Long Bond	107	12/19/14	16,317,500	(105,252)
			$74,967,628	$(118,482)
Short Contracts
U.S. Treasury 10-Year Note	(821)	12/19/14	(102,329,957)	652,236
U.S. Treasury 5-Year Note	(508)	12/31/14	(60,074,967)	141,701
U.S. Treasury Long Bond	(298)	12/19/14	(41,096,063)	323,744
			$(203,500,987)	$1,117,681

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Voya Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2014:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 17,179,440	$(1,423,211)	$(1,097,253)	$(325,958)
Deutsche Bank AG	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 4,708,460	(390,067)	(293,665)	(96,402)
HSBC	CDX.EM.19 Index	Buy	(5.000)	06/20/18	USD 6,721,940	(556,871)	(420,794)	(136,077)
						$(2,370,149)	$(1,811,712)	$(558,437)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Voya Intermediate Bond Fund Written Swaptions Open on September 30, 2014:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call OTC Swaption	Deutsche Bank AG	3-month USB-LIBOR-BBA	Receive	2.760%	11/03/14	USD 175,600,000	$2,331,639	$(2,030,092)
					Total Written Swaptions		$2,331,639	$(2,030,092)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,566,537
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	36,785
Interest rate contracts	Net Assets — Unrealized appreciation**	1,117,681
Total Asset Derivatives		$2,721,003
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$66,459
Credit contracts	Upfront payments received on OTC swap agreements	1,811,712
Credit contracts	Unrealized depreciation on OTC swap agreements	558,437
Interest rate contracts	Net Assets — Unrealized depreciation**	118,482
Interest rate contracts	Written options, at fair value	2,030,092
Total Liability Derivatives		$4,585,182

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$620,941	$—	$620,941
Foreign exchange contracts	—	99,795	—	—	—	99,795
Interest rate contracts	1,641,508	—	(3,501,016)	199,530	(540,645)	(2,200,623)
Total	$1,641,508	$99,795	$(3,501,016)	$820,471	$(540,645)	$(1,479,887)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(657,602)	$—	$(657,602)
Foreign exchange contracts	—	(185,464)	—	—	—	(185,464)
Interest rate contracts	(2,667,807)	—	1,146,862	—	301,547	(1,219,398)
Total	$(2,667,807)	$(185,464)	$1,146,862	$(657,602)	$301,547	$(2,062,464)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Purchased options	$—	$—	$1,283,783	$282,754	$—	$1,566,537
Forward foreign currency contracts	—	9,711	27,074	—	—	36,785
Total Assets	$—	$9,711	$1,310,857	$282,754	$—	$1,603,322
Liabilities:
Credit default swaps	$—	$—	$1,813,278	$—	$556,871	$2,370,149
Forward foreign currency contracts	66,459	—	—	—	—	66,459
Written options	—	—	2,030,092	—	—	2,030,092
Total Liabilities	$66,459	$—	$3,843,370	$—	$556,871	$4,466,700

Net OTC derivative instruments by counterparty, at fair value	$(66,459)	$9,711	$(2,532,513)	$282,754	$(556,871)	$(2,863,378)

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$2,700,000	$—	$560,000	$3,260,000
Net Exposure(1)	$(66,459)	$9,711	$167,487	$282,754	$3,129	$396,622

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 56.6%
		Basic Materials: 1.5%
500,000	#, L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	$505,312	0.3
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	333,762	0.2
1,695,000		Other Securities	1,708,117	1.0
			2,547,191	1.5

		Communications: 5.5%
862,000		AT&T, Inc., 0.800%–1.400%, 12/01/15–12/01/17	861,158	0.5
850,000		Cisco Systems, Inc., 1.100%, 03/03/17	849,857	0.5
822,000		Thomson Reuters Corp., 0.875%–1.650%, 05/23/16–09/29/17	821,111	0.5
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,546,642	0.9
409,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	404,472	0.2
4,707,000		Other Securities	4,945,498	2.9
			9,428,738	5.5

		Consumer, Cyclical: 3.5%
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	704,927	0.4
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,975	0.2
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,275	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	303,839	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,296	0.1
4,199,000		Other Securities	4,304,726	2.5
			5,974,038	3.5

		Consumer, Non-cyclical: 12.0%
582,000	#	Actavis Funding SCS, 1.300%, 06/15/17	571,549	0.4
677,000		Cigna Corp., 2.750%, 11/15/16	700,063	0.4
837,000		Diageo Capital PLC, 0.625%–1.500%, 04/29/16–05/11/17	838,796	0.5
664,000		McKesson Corp., 0.950%, 12/04/15	664,969	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	302,102	0.2
386,000	#	Mylan, Inc., 6.000%, 11/15/18	399,987	0.2
911,000		PepsiCo, Inc., 0.700%–1.250%, 08/13/15–08/13/17	911,607	0.5
323,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	323,437	0.2

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	$690,230	0.4
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	673,159	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	517,600	0.3
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,946	0.2
13,257,000		Other Securities(a)	13,570,243	7.9
			20,524,688	12.0

		Energy: 3.3%
741,000		BP Capital Markets PLC, 0.700%–2.248%, 11/06/15–11/01/16	746,767	0.4
4,793,000		Other Securities	4,876,575	2.9
			5,623,342	3.3

		Financial: 25.0%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	453,286	0.3
740,000		American International Group, Inc., 5.600%, 10/18/16	805,961	0.5
276,000	#	ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.000%, 02/06/17	276,022	0.2
600,000		Bank of America Corp., 1.250%, 01/11/16	602,712	0.4
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,098,738	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	689,216	0.4
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	330,057	0.2
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	677,189	0.4
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	503,838	0.3
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	429,351	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	340,639	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	934,300	0.5
900,000		BB&T Corp., 1.600%, 08/15/17	903,148	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	220,962	0.2
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	506,250	0.3
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	333,849	0.2

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	$838,263	0.5
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	808,704	0.5
1,531,000		Goldman Sachs Group, Inc., 1.600%–3.625%, 11/23/15–01/22/18	1,554,787	0.9
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	420,551	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	436,273	0.2
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,009,272	0.6
1,078,000		Manufacturers & Traders Trust Co., 1.400%–1.450%, 07/25/17–03/07/18	1,071,794	0.6
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	322,762	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	287,523	0.2
937,000		Morgan Stanley, 1.750%–5.450%, 02/25/16–04/25/18	960,765	0.6
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	295,977	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	500,155	0.3
865,000		PNC Funding Corp., 2.700%–5.625%, 09/19/16–02/01/17	925,104	0.5
861,000		Regions Financial Corp., 2.000%–7.750%, 11/10/14–05/15/18	872,204	0.5
1,225,000		Royal Bank of Canada, 0.850%–1.500%, 03/08/16–01/16/18	1,224,378	0.7
848,000		State Street Corp., 1.350%–2.875%, 03/07/16–05/15/18	860,677	0.5
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	671,736	0.4
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	286,646	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	419,953	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	657,260	0.4
18,975,000		Other Securities	19,205,682	11.2
			42,735,984	25.0

		Industrial: 1.7%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	514,477	0.3
2,445,000		Other Securities	2,509,121	1.4
			3,023,598	1.7

CORPORATE BONDS/NOTES: (continued)
		Technology: 2.0%
3,448,000		Other Securities	$3,444,598	2.0

		Utilities: 2.1%
690,000		Georgia Power Co., 0.625%, 11/15/15	690,504	0.4
400,000		Georgia Power Co., 3.000%, 04/15/16	413,781	0.2
2,435,000		Other Securities	2,496,484	1.5
			3,600,769	2.1

		Total Corporate Bonds/Notes (Cost $96,901,094)	96,902,946	56.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.3%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	472,232	0.3
430,000		Banc of America Merrill Lynch Commercial Mortgage Trust, 5.790%, 06/10/49	445,178	0.3
290,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	292,172	0.2
100,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	101,761	0.0
630,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	643,118	0.4
640,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.230%, 11/10/38	665,899	0.4
1,020,558		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%–5.317%, 07/10/43–06/10/49	1,069,874	0.6
1,148,334		Bear Stearns Commercial Mortgage Securities Trust, 4.750%–5.957%, 08/13/39–06/11/50	1,164,407	0.7
970,000		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,033,705	0.6
638,717		Commercial Mortgage Trust, 5.289%, 12/11/49	679,307	0.4
899,850		Commercial Mortgage Trust, 0.716%–5.484%, 06/10/44–03/10/46	909,310	0.5
19,697	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	19,738	0.0
335,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	357,249	0.2

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	$660,670	0.4
1,157,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%–5.290%, 04/15/37–08/15/38	1,175,121	0.7
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	99,907	0.1
699,952		GE Capital Commercial Mortgage Corp., 5.133%–5.490%, 05/10/43–11/10/45	710,862	0.4
920,000		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	931,765	0.5
860,000		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	864,688	0.5
250,000	#	Greenwich Capital Commercial Funding Corp., 6.192%, 06/10/36	250,064	0.1
806,980		Greenwich Capital Commercial Funding Corp., 5.381%–5.475%, 03/10/39	836,919	0.5
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,388	0.2
260,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	266,378	0.2
670,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	683,432	0.4
160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.560%, 12/15/44	166,721	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.404%, 04/15/27	380,236	0.2
599,759		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%–5.966%, 01/15/42–02/15/51	601,014	0.3
1,210,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	1,244,660	0.7
98,861	#	LB-UBS Commercial Mortgage Trust, 5.914%, 10/15/35	98,974	0.1
830,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%–5.366%, 04/15/30–04/15/40	848,060	0.5
799,878		LB-UBS Commercial Mortgage Trust, 5.300%–5.323%, 11/15/38–11/15/40	826,643	0.5

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
640,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	$654,955	0.4
76,276	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	77,305	0.1
247,809		Morgan Stanley Capital I Trust, 4.973%–5.185%, 08/13/42–10/12/52	248,051	0.1
68,365	#	NorthStar 2012-1 Mortgage Trust, 1.355%, 08/25/29	68,433	0.1
540,000	#	NorthStar 2012-1 Mortgage Trust, 4.400%, 08/25/29	545,668	0.3
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	846,916	0.5
567,752		TIAA Seasoned Commercial Mortgage Trust, 5.573%, 08/15/39	581,064	0.3
694,414		Wachovia Bank Commercial Mortgage Trust, 5.246%–5.896%, 03/15/42–12/15/43	714,123	0.4
152,059		Other Securities	152,204	0.1

		Total Collateralized Mortgage Obligations (Cost $22,937,778)	22,660,171	13.3

FOREIGN GOVERNMENT BONDS: 0.4%
		Energy: 0.1%
123,000		Other Securities	123,812	0.1
500,000		Other Securities	509,940	0.3

		Total Foreign Government Bonds (Cost $635,999)	633,752	0.4

ASSET-BACKED SECURITIES: 15.4%
		Automobile Asset-Backed Securities: 2.6%
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	766,013	0.4
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	652,514	0.4
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	139,259	0.1
700,000		Smart Trust, 1.050%, 10/14/18	699,058	0.4
2,182,041		Other Securities	2,181,205	1.3
			4,438,049	2.6

		Credit Card Asset-Backed Securities: 2.2%
300,000		BA Credit Card Trust, 0.424%, 09/16/16	300,466	0.2
800,000		Chase Issuance Trust, 1.150%, 01/15/19	799,732	0.5
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	880,833	0.5
1,710,000		Other Securities	1,771,496	1.0
			3,752,527	2.2

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities: 0.1%
251,903		Other Securities	$258,904	0.1

		Other Asset-Backed Securities: 10.5%
145,322	#	Aimco CDO, 0.484%, 10/20/19	144,451	0.1
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.504%, 09/17/31	433,572	0.3
325,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	329,242	0.2
250,000	#	Ares XII CLO Ltd., 3.485%, 11/25/20	249,774	0.1
250,000	#	Atrium V, 3.932%, 07/20/20	247,966	0.1
500,000	#	Babson CLO Ltd. 2006-I, 0.924%, 07/15/18	499,938	0.3
750,000	#	Babson CLO Ltd. 2006-I, 1.734%, 07/15/18	749,558	0.4
500,000	#	Babson CLO, Inc. 2005-III, 1.933%, 11/10/19	491,031	0.3
400,000	#	Carlyle Arnage CLO Ltd., 3.488%, 08/27/21	404,024	0.2
250,000	#	Castle Garden Funding, 0.984%, 10/27/20	246,749	0.1
300,000	#	Castle Garden Funding, 4.984%, 10/27/20	300,269	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.834%, 10/20/20	484,524	0.3
400,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	385,510	0.2
120,371	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	118,345	0.1
250,000	#	ColumbusNova CLO Ltd 2006-II, 0.983%, 04/04/18	245,230	0.1
250,000	#	ColumbusNova CLO Ltd 2006-II, 3.983%, 04/04/18	250,184	0.2
500,000	#	CP Uniq Aps, 2.034%, 04/15/18	490,943	0.3
400,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	388,179	0.2
979,104	#	Emporia Preferred Funding, 0.734%, 10/18/18	978,664	0.6
500,000	#	Fraser Sullivan CLO I Ltd., 2.034%, 03/15/20	486,195	0.3
48,388	#	Galaxy VI CLO Ltd., 0.484%, 06/13/18	48,336	0.0
500,000	#	Goldentree Loan Opportunities V Ltd., 3.484%, 10/18/21	498,681	0.3
500,000	#	Greens Creek Funding Ltd., 2.484%, 04/18/21	489,732	0.3
148,407	#	GSAMP Trust 2005-SEA2, 0.505%, 01/25/45	145,202	0.1
500,000	#	Gulf Stream — Compass CLO, 2.235%, 10/28/19	504,538	0.3
500,000	#	Gulf Stream — Compass CLO, 3.685%, 10/28/19	500,278	0.3
500,000	#	Gulf Stream — Sextant CLO 2007-1 Ltd., 2.635%, 06/17/21	478,205	0.3

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
75,323	#	Gulf Stream — Sextant CLO, 0.484%, 08/21/20	$75,029	0.0
300,000	#	Gulf Stream — Sextant CLO, 0.934%, 08/21/20	296,423	0.2
225,000	#	Gulf Stream — Sextant CLO, 1.834%, 08/21/20	220,493	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.687%, 08/07/21	393,376	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.537%, 08/07/21	247,383	0.2
500,000	#	Kennecott Funding Ltd., 2.034%, 01/13/18	494,698	0.3
500,000	#	Kingsland I Ltd., 2.034%, 06/13/19	499,219	0.3
250,000	#	Kingsland III Ltd., 0.885%, 08/24/21	239,779	0.1
1,050,000		Madison Park Funding Ltd., 4.983%, 05/10/19	1,051,703	0.6
250,000	#	Madison Park Funding Ltd., 2.133%, 05/10/19	250,080	0.1
250,000	#	Madison Park Funding Ltd., 5.485%, 07/26/21	250,562	0.2
330,000	#	MSIM Peconic Bay Ltd., 2.234%, 07/20/19	332,057	0.2
1,000,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	998,443	0.6
500,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	500,126	0.3
300,000	#	Silverado CLO 2006-I Ltd., 0.664%, 04/11/20	299,934	0.2
425,000	#	WhiteHorse III Ltd./Corp, 0.990%, 05/01/18	424,564	0.2
787,724		Other Securities	788,619	0.5
			17,951,808	10.5

		Total Asset-Backed Securities (Cost $26,292,952)	26,401,288	15.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.4%
		Federal Home Loan Mortgage Corporation: 4.2%##
1,184,131		5.000%, due 07/15/39	1,260,882	0.7
1,547,861		5.500%, due 07/01/38	1,745,394	1.0
879,399		5.500%, due 11/01/38	987,790	0.6
674,068		5.500%, due 02/01/39	757,582	0.4
1,212,768		6.000%, due 12/15/28	1,325,896	0.8
1,027,612		5.500%, due 01/01/37–10/01/38	1,155,688	0.7
			7,233,232	4.2

		Federal National Mortgage Association: 2.7%##
842,195		5.000%, due 01/01/23	908,210	0.6
631,878		6.000%, due 01/01/38	727,896	0.4
2,865,153		3.000%–5.000%, due 07/01/34–10/25/50	2,950,384	1.7
			4,586,490	2.7

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 1.5%
660,000		4.397%, due 05/16/51	$708,676	0.4
1,563,197		7.116%, due 04/20/39	1,826,710	1.1
			2,535,386	1.5

		Total U.S. Government Agency Obligations (Cost $14,211,616)	14,355,108	8.4

U.S. TREASURY OBLIGATIONS: 7.5%
		U.S. Treasury Notes: 7.5%
4,459,000		0.500%, due 09/30/16	4,451,509	2.6
3,320,000		1.000%, due 09/15/17	3,315,203	1.9
3,033,000		1.375%, due 11/30/15	3,074,406	1.8
1,634,000		1.750%, due 09/30/19	1,632,276	1.0
331,000		2.125%, due 09/30/21	329,009	0.2

		Total U.S. Treasury Obligations (Cost $12,801,183)	12,802,403	7.5

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		OTC Interest Rate Swaptions: 0.0%
17,296,000	@	Pay a fixed rate equal to 5.070% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	12,072	0.0

		Total Purchased Options (Cost $79,562)	12,072	0.0

		Total Long-Term Investments (Cost $173,860,184)	173,767,740	101.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.5%
		Securities Lending Collateralcc(1): 0.5%
959,875		Nomura Securities, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $959,875, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $979,073, due 10/02/14–10/01/44) (Cost $959,875)	959,875	0.5

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 2.0%
3,397,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,397,000)	$3,397,000	2.0

		Total Short-Term Investments (Cost $4,356,875)	4,356,875	2.5

		Total Investments in Securities (Cost $178,217,059)	$178,124,615	104.1
		Liabilities in Excess of Other Assets	(6,956,338)	(4.1)
		Net Assets	$171,168,277	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at September 30, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $178,218,284.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$698,335
Gross Unrealized Depreciation	(792,004)
Net Unrealized Depreciation	$(93,669)

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Purchased Options	$—	$12,072	$—	$12,072
Corporate Bonds/Notes	—	96,902,946	—	96,902,946
Collateralized Mortgage Obligations	—	22,660,171	—	22,660,171
Short-Term Investments	3,397,000	959,875	—	4,356,875
U.S. Treasury Obligations	—	12,802,403	—	12,802,403
U.S. Government Agency Obligations	—	14,355,108	—	14,355,108
Asset-Backed Securities	—	26,401,288	—	26,401,288
Foreign Government Bonds	—	633,752	—	633,752
Total Investments, at fair value	$3,397,000	$174,727,615	$—	$178,124,615
Other Financial Instruments+
Futures	80,407	—	—	80,407
Total Assets	$3,477,407	$174,727,615	$—	$178,205,022
Liabilities Table
Other Financial Instruments+
Futures	$(14,363)	$—	$—	$(14,363)
Total Liabilities	$(14,363)	$—	$—	$(14,363)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Voya Short Term Bond Fund Open Futures Contracts on September 30, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	213	12/31/14	$46,613,721	$(12,639)
U.S. Treasury Long Bond	2	12/19/14	275,812	(1,724)
			$46,889,533	$(14,363)
Short Contracts
U.S. Treasury 10-Year Note	(61)	12/19/14	(7,603,078)	47,429
U.S. Treasury 5-Year Note	(88)	12/31/14	(10,406,687)	32,978
			$(18,009,765)	$80,407

See Accompanying Notes to Financial Statements

VOYA SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$12,072
Interest rate contracts	Net Assets — Unrealized appreciation**	80,407
Total Asset Derivatives		$92,479
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation**	$14,363
Total Liability Derivatives		$14,363

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Total
Foreign exchange contracts	$8,535	$—	$8,535
Interest rate contracts	—	(167,663)	(167,663)
Total	$8,535	$(167,663)	$(159,128)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Total
Foreign exchange contracts	$—	$(5,895)	$—	$(5,895)
Interest rate contracts	(67,490)	—	(40,388)	(40,388)
Total	$(67,490)	$(5,895)	$(40,388)	$(46,283)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2014:

Credit Suisse Group AG
Assets:
Purchased options	$12,072
Total Assets	$12,072

Net OTC derivative instruments by counterparty, at fair value	$12,072

Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$12,072

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

INVESTMENT COMPANIES: 72.2%
		Affiliated Investment Companies: 72.2%
29,880		Voya Emerging Markets Corporate Debt Fund — Class P	$297,610	4.9
201,677		Voya Floating Rate Fund — Class P	2,032,900	33.7
173,692		Voya High Yield Bond Fund — Class P	1,431,222	23.7
59,322		Voya Securitized Credit Fund — Class P	598,559	9.9

		Total Investment Companies (Cost $4,396,563)	4,360,291	72.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 1.5%
		Financial: 1.5%
30,000		JPMorgan Chase & Co., 6.125%, 12/29/49	29,835	0.5
30,000		M&T Bank Corp., 6.450%, 12/29/49	31,875	0.5
30,000		Wells Fargo & Co., 5.900%, 12/29/49	30,638	0.5

		Total Corporate Bonds/Notes (Cost $93,343)	92,348	1.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.0%
10,000		Banc of America Commercial Mortgage Trust, 6.015%, 02/10/51	10,392	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	10,075	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	10,176	0.2
10,000		CD 2007-CD5 Mortgage Trust, 6.316%, 11/15/44	10,854	0.2
12,508		Citigroup Mortgage Loan Trust, 5.592%, 11/25/36	11,194	0.2
99,482	ˆ	Commercial Mortgage Pass Through Certificates, 1.592%, 04/10/47	8,446	0.1
99,257	ˆ	Commercial Mortgage Trust, 1.595%, 10/10/46	8,664	0.1
10,000		Commercial Mortgage Trust, 5.400%, 07/15/44	10,314	0.2
20,000		Commercial Mortgage Trust, 5.400%, 07/15/44	20,574	0.3
25,000		Commercial Mortgage Trust, 5.989%, 12/10/49	24,550	0.4
25,000	#	Commercial Mortgage Trust, 5.989%, 12/10/49	24,508	0.4
10,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 6.097%, 09/15/39	10,309	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	$11,093	0.2
786,689	#, ˆ	FREMF Mortgage Trust, 0.100%, 12/25/44	4,453	0.1
25,000		GS Mortgage Securities Trust, 5.757%, 04/10/38	24,591	0.4
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	10,200	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Trust, 0.446%, 12/15/47	25,229	0.4
10,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.834%, 06/12/41	9,625	0.1
10,000		LB Commercial Mortgage Trust, 6.101%, 07/15/44	10,147	0.2
10,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	10,090	0.2
10,000		LB-UBS Commercial Mortgage Trust, 5.206%, 08/15/36	10,037	0.2
10,000		LB-UBS Commercial Mortgage Trust, 5.406%, 04/15/40	9,623	0.1
10,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	9,849	0.1
10,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	10,065	0.2
10,000		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	10,153	0.2
139,913	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.448%, 07/15/24	11,311	0.2
25,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	25,646	0.4
14,537		Prime Mortgage Trust, 5.500%, 03/25/37	13,284	0.2
15,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C28, 5.672%, 10/15/48	14,550	0.2
20,000		Wachovia Bank Commercial Mortgage Trust Series, 5.896%, 05/15/43	20,198	0.3
10,000		Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	10,115	0.2
10,000		Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	10,461	0.2

		Total Collateralized Mortgage Obligations (Cost $417,425)	420,776	7.0

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.0%
		Federal Home Loan Mortgage Corporation: 3.9%##
1,493,462	ˆ	6.500%, due 06/15/32	$234,165	3.9

		Federal National Mortgage Association: 3.6%##
1,014,831	ˆ	4.500%, due 10/25/41	189,503	3.1
25,909		5.500%, due 10/01/39	29,044	0.5
			218,547	3.6

		Government National Mortgage Association: 0.5%
164,140	ˆ	3.500%, due 10/20/41	30,860	0.5

		Total U.S. Government Agency Obligations (Cost $450,356)	483,572	8.0

U.S. TREASURY OBLIGATIONS: 5.4%
		U.S. Treasury Bonds: 4.5%
40,000		2.375%, due 08/15/24	39,553	0.7
225,000		3.375%, due 05/15/44	232,348	3.8
			271,901	4.5

		U.S. Treasury Notes: 0.9%
3,000		0.500%, due 09/30/16	2,995	0.1
13,000		1.750%, due 09/30/19	12,986	0.2
39,000		2.125%, due 09/30/21	38,765	0.6
			54,746	0.9

		Total U.S. Treasury Obligations (Cost $327,902)	326,647	5.4

		Total Long-Term Investments (Cost $5,685,589)	5,683,634	94.1

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
		Mutual Funds: 4.6%
280,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $280,000)	$280,000	4.6

		Total Short-Term Investments (Cost $280,000)	280,000	4.6

		Total Investments in Securities (Cost $5,965,589)	$5,963,634	98.7
		Assets in Excess of Other Liabilities	80,424	1.3
		Net Assets	$6,044,058	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,968,275.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$42,227
Gross Unrealized Depreciation	(46,868)
Net Unrealized Depreciation	$(4,641)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$92,348	$—	$92,348
Collateralized Mortgage Obligations	—	420,776	—	420,776
Investment Companies	4,360,291	—	—	4,360,291
U.S. Treasury Obligations	—	326,647	—	326,647
Short-Term Investments	280,000	—	—	280,000
U.S. Government Agency Obligations	—	483,572	—	483,572
Total Investments, at fair value	$4,640,291	$1,323,343	$—	$5,963,634
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4,626	—	4,626
Futures	2,350	—	—	2,350
Total Assets	$4,642,641	$1,327,969	$—	$5,970,610

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Liabilities Table
Other Financial Instruments+
Futures	$(1,837)	$—	$—	$(1,837)
Total Liabilities	$(1,837)	$—	$—	$(1,837)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the period ended September 30, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 3/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 9/30/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$—	$300,000	$—	$(2,390)	$297,610	$—	$—	$—
Voya Emerging Markets Local Currency Debt Fund — Class P	—	290,074	(290,074)	—	—	5,074	(7,066)	—
Voya Floating Rate Fund — Class P	1,975,053	619,718	(537,706)	(24,165)	2,032,900	49,717	(2,705)	—
Voya High Yield Bond Fund — Class P	1,745,189	562,379	(821,825)	(54,521)	1,431,222	52,761	13,174	—
Voya Securitized Credit Fund — Class P	—	595,000	—	3,559	598,559	—	—	—
	$3,720,242	$2,367,171	$(1,649,605)	$(77,517)	$4,360,291	$107,552	$3,403	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At September 30, 2014, the following forward foreign currency contracts were outstanding for the Voya Strategic Income Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	396,806	Sell	12/19/14	$10,463	$9,865	$598
Barclays Bank PLC	Mexican Peso	205,717	Sell	12/19/14	15,634	15,235	399
BNP Paribas Bank	Brazilian Real	30,610	Sell	12/19/14	13,245	12,240	1,005
Deutsche Bank AG	Malaysian Ringgit	56,177	Sell	11/21/14	17,696	17,050	646
Deutsche Bank AG	Hungarian Forint	1,755,102	Sell	12/19/14	7,220	7,123	97
Deutsche Bank AG	South African Rand	129,999	Sell	12/19/14	11,875	11,366	509
Deutsche Bank AG	Turkish Lira	25,686	Sell	12/19/14	11,604	11,059	545
Deutsche Bank AG	Polish Zloty	31,602	Sell	12/19/14	9,737	9,509	228
Goldman Sachs & Co.	Indonesian Rupiah	109,540,000	Sell	11/21/14	9,247	8,844	403
HSBC	Peruvian Nuevo Sol	11,248	Sell	12/19/14	3,899	3,844	55
HSBC	Colombian Peso	7,625,440	Sell	12/19/14	3,877	3,736	141
							$4,626

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Voya Strategic Income Fund Open Futures Contracts on September 30, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1	12/19/14	$124,641	$(799)
U.S. Treasury Ultra Long Bond	1	12/19/14	152,500	(984)
			$277,141	$(1,783)
Short Contracts
U.S. Treasury 2-Year Note	(4)	12/31/14	(875,375)	177
U.S. Treasury 5-Year Note	(3)	12/31/14	(354,774)	(54)
U.S. Treasury Long Bond	(2)	12/19/14	(275,813)	2,173
			$(1,505,962)	$2,296

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,626
Interest rate contracts	Net Assets — Unrealized appreciation*	2,350
Total Asset Derivatives		$6,976
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,837
Total Liability Derivatives		$1,837

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(4,042)	$—	$(4,042)
Interest rate contracts	—	4,976	4,976
Total	$(4,042)	$4,976	$934

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$7,988	$—	$7,988
Interest rate contracts	—	3,704	3,704
Total	$7,988	$3,704	$11,692

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$997	$1,005	$2,025	$403	$196	$4,626
Total Assets	$997	$1,005	$2,025	$403	$196	$4,626

Net OTC derivative instruments by counterparty, at fair value	$997	$1,005	$2,025	$403	$196	$4,626

Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$997	$1,005	$2,025	$403	$196	$4,626

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the ”1940 Act“), provides that, after an initial period, the Board of Trustees (the ”Board“) of Voya Funds Trust (the ”Trust“), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Fund (collectively, the ”Funds“), each a series of the Trust, and who are not ”interested persons“ of the Funds, as such term is defined under the 1940 Act (the ”Independent Trustees“), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve amended and restated investment advisory contracts (the ”Advisory Contracts“) between Voya Investments, LLC (”Adviser“) and the Funds as well as the amended and restated sub-advisory contracts (”Sub-Advisory Contracts“) between the Adviser and Voya Investment Management Co. LLC, the sub-adviser to each Fund (the ”Sub-Adviser“).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (”K&L Gates“), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (”Voya funds“), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the ”Contract Review Process“) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (”Management“) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an ”IRC“) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (”Selected Peer Group“), and/or Lipper Inc. (”Lipper“) category median, and/or Morningstar, Inc. (”Morningstar“) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (”15(c) Methodology Guide“). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (”FACT sheets“). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Funds’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Funds’) Advisory Contract and Sub-Advisory Contract; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (”CCO“); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.) its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the ”Separation Plan“). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya-affiliated Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Funds would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds, the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the Separation Plan would have a material adverse impact on the Funds or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the ”Rebranding“) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the ”manager-of-managers“ platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (”MR&S“), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya family of funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group and to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between Funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the ”IRMD“), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub- Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya family of funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Fund’s performance are discussed under ”Fund-by-Fund Analysis“ below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Fund below. At the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the second quintile for the most recent calendar quarter, year-to-date, three-year, five-year, and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fourth quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) that the Fund’s portfolio management team had changed in 2010, and longer-term performance can be attributed largely to the previous team; and (2) Management’s representations regarding the Fund’s positive performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Intermediate Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the second quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Short Term Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Strategic Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Strategic Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in November 2012, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s discussion regarding the appropriateness of the Fund’s Morningstar category for purposes of performance comparison; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the board; (3) taking into account that the Fund commenced operations in November 2012, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-UFIALL (0914-112114)

Semi-Annual Report

September 30, 2014

Voya Floating Rate Fund
(formerly, ING Floating Rate Fund)

■  Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19
Advisory Contract Approval Discussion	29

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholders:

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices.

Market volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
October 29, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 1.02% in 2014 and in the next six months added a further 5.28%. (The Index returned 2.59% for the six-months ended September 30, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin marked the sixth consecutive month in which more than 200,000 jobs had been created. The drop to 142,000 in the September report was shrugged off as an aberration. National purchasing managers’ activity indices were on the rise. Durable goods orders (excluding volatile transportation) rebounded. While the housing market was cooling, the S&P/Case-Shiller 20 City Composite Home Price Index still managed a 6.7% rise in the 12 months through July. In August, one measure of consumer confidence reached the highest since October 2007.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to -2.9%, the worst since the first quarter of 2009, markets seemed to regard it as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP growth accelerated to 4.6% annualized, while the first quarter’s growth was finally revised to a milder –2.1%.

Meanwhile the Fed continued to taper through September with bond purchases lowered to $15 billion per month. The program was all set to end in October.

With the end of quantitative easing clearly in sight, uncertainty remained about the pace and timing of actual increases in interest rates. Fed Chairwoman Janet Yellen in August observed that before economies could withstand such increases, labor markets still had further to heal. In the U.S., an acceleration in wage growth had not accompanied the upsurge in job creation and fall in the unemployment rate to 6.2%. Against this however, the San Francisco Federal Reserve published a paper in September arguing that the public seemed to be expecting more accommodative monetary policy than was justified by the Fed’s projections.

In U.S. fixed income markets for the first half of the fiscal year, short-term Treasury yields increased while long-term Treasury yields fell. This is consistent with markets anticipating a rise in short-term interest rates as a matter of Fed policy but remaining unconvinced about the ultimate strength of the economic recovery and the resulting inflationary pressures. The Barclays U.S. Treasury Bond Index as a whole returned 1.70% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.21%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 2.58% and outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which only returned 0.50% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 6.42% in the first half of the fiscal year, less than 2% off an all-time high reached on September 15. Technology was the top performing sector, returning 11.59%; the worst was energy which only managed a gain of 2.43%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs. In marked contrast, stocks with smaller market capitalizations, represented by the Russell 2000® Index, lost 5.46%, nearly 9% below its early-March peak.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.01% against the euro, on European Central Bank President Draghi’s embrace of quantitative easing to confront stubbornly weak economic data. The dollar rose 2.77% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded and added 6.22% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the huge Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index bounced 10.99% for the fiscal half year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s stimulus measures was fading. The MSCI Europe ex UK® Index edged up 2.97%. Growth in the euro zone stalled in the second quarter, with unemployment perched at 11.5% and annual inflation dangerously faint at 0.3%. Markets were depressed by the lingering conflict in Ukraine, but supported by the possibility of US/UK/Japan-style quantitative easing. The MSCI UK® Index was even weaker, rising 2.45%. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but lagging heavy-weights among consumer staples, banks, miners and telecoms held back returns.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2014
Ba	23.7%
B	71.1%
Caa and below	4.6%
Not rated*	0.6%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Dear Shareholder,

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended September 30, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.50% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 0.91%, for the same period.

Portfolio Specifics: The U.S. loan market’s technical environment was quite mixed during the period under review. A moderate pick-up in underlying volatility began in April, with a halt of an unprecedented streak of positive monthly flows into U.S. retail loan mutual funds and exchange-traded funds (“ETFs”). This shift in sentiment, in our view, was the result of a renewed sense of uncertainty related to the timing of a move higher in short-term interest rates. Providing an offset to those outflows, however, was consistent demand from institutional loan investors, predominantly in the form of newly formed collateralized loan obligations, who remained steadfastly attracted to the risk/return profile and overall asset allocation benefits of secured, floating rate loans. Also adding to the technical variability within the market during the period was increasingly robust and attractively yielding new issue supply (which, not unexpectedly, put pressure on secondary prices) and periodic spikes, especially in the latter half of the period, in high yield bond mutual fund and ETF redemptions. Redemption activity in high yield bond portfolios is often funded by liquidation, in part, of a typically less volatile loan allocation.

While the market’s technical picture was choppier than normal during the period, fundamental credit risk, as traditionally measured by default activity and forward default indictors, remained exceptionally low. Although the Index default rate by principal did jump materially and abruptly in April due to the highly anticipated bankruptcy of Energy Futures Holdings (“EFH”, formerly Texas Electric Competitive Holdings, or “TXU”, the largest single Index constituent), the event had little immediate impact on market sentiment or average loan prices. From a numbers perspective, the EFH filing pushed the headline trailing twelve-month default rate by principal to a current cycle high of 4.64%. However, as time passed, default activity waned and, excluding EFH, the default rate ended the period at a benign 0.25%, well inside the approximate historical average of 3.24% (including EFH).

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2014 AS A PERCENTAGE OF:
NET ASSETS
Hub International Limited	1.0%
Amaya Gaming Group Inc.	1.0%
Freescale Semiconductor, Inc.	1.0%
BJs Wholesale Club	1.0%
Rexnord Corporation / RBS Global, Inc.	0.9%
Fitness International, LLC.	0.8%
AmWINS Group, Inc.	0.8%
Univision Communications, Inc.	0.8%
Gates Global LLC	0.8%
Scientific Games International, Inc.	0.7%

Subject to change daily.

The Fund narrowly outperformed the Index on a gross return basis and underperformed net of fees. Relative performance was a function of lower exposure to the most stressed and distressed loans (CCC and below) of the portfolio relative to the Index and, more specifically, the continued avoidance of EFH. That quality bias cut both ways over the course of the six months, detracting from relative performance in the early part of the period as riskier assets, led by EFH, rallied substantially as compared to the higher quality component of the Index (i.e., B+ and higher). As market technicals continued to weaken and overall risk appetite lessened, lower quality naturally started losing altitude, which benefitted directly a more conservative loan strategy. In sum, for the full six-month period, CCC rated loans returned 2.71%, while single B issues returned, on average, 0.95%. As noted, EFH was indeed a notable swing factor, providing the biggest lift to Index returns during the second quarter of the year, but becoming the single largest detractor during the three months ended September 30, shaving roughly 21 basis points off the overall Index return.

A by-product of the widening of credit spreads, and a function of deliberate relative value positioning, the Fund continued to see a modest increase in the average nominal credit spread and coupon during the period. As of September 30, the Fund had a weighted average nominal credit spread and weighted average coupon (inclusive of LIBOR floors) of 3.85% and 4.88%, respectively. This compares to 3.71% and 4.72% for the same measures at the beginning of the period. Of course, we remain focused on ensuring the level of risk taken to increase distributable yield is acceptable and continue to eschew the riskiest part of the new issue pipeline.

Aside from risk-related (i.e. ratings-driven) relative positioning, individual issuer selection and weighting were generally favorable. The Fund held positions in three of the five largest contributors to Index performance during the period: Asurion Corporation, Toys “R” Us, Inc. and Clear Channel Communications Inc. Conversely, the Fund did not hold positions in any of the top five detractors for the period. Sector-level positioning was less impactful on overall performance, whereas credit and idiosyncratic risk accounted for much of the movement, both up and down. The Fund’s top industry exposures at the end of the reporting period were health care, electronics, retail,

4

VOYA FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

business equipment/services and lodging and casinos. Two of the five top industries healthcare and electronics outperformed the Index during the period.

The Fund continues to be well diversified in our opinion, with 304 individual issuers and 36 different industry sectors represented. The average issuer exposure at period-end stood at 0.33%, while the average industry sector exposure stood at 2.78%. Both measures were largely unchanged from the prior reporting period.

Current Strategy & Outlook: We started the year with the anticipation that the U.S. loan market, as broadly represented by the Index, would generate in 2014 a coupon-like total return in the 4–5% range, in line with general market consensus. While overall performance during the early part of the period was largely consistent with this view, we believe recent price softness related to variable market technicals (noted previously) will likely challenge the achievement of that initial projection. We believe an important factor in that analysis, overall demand for floating rate assets from non-institutional investors, could remain stagnant until a lift in short-term rates appears imminent. Still, we remain constructive on the forward prospects for the loan asset class given the apparent leveling of (and in many cases, increasing) credit spreads, a still attractive absolute and relative yield, and a reasonably sanguine outlook for fundamental credit risk in our opinion. And, of course, as the economic picture continues to gain momentum, we believe the U.S. Federal Reserve Board is sure to face increasing pressure to begin the normalization process, which would be a further tailwind for loan performance, on both an absolute and relative basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund October 17, 2014

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2014*

Class A	$1,000.00	$1,005.00	1.01%	$5.08	$1,000.00	$1,020.00	1.01%	$5.11
Class C	1,000.00	1,001.20	1.76	8.83	1,000.00	1,016.24	1.76	8.90
Class I	1,000.00	1,007.30	0.76	3.82	1,000.00	1,021.26	0.76	3.85
Class P	1,000.00	1,009.60	0.10	0.50	1,000.00	1,024.57	0.10	0.51
Class R	1,000.00	1,004.70	1.26	6.33	1,000.00	1,018.75	1.26	6.38
Class W	1,000.00	1,006.20	0.76	3.82	1,000.00	1,021.26	0.76	3.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $804,616,327)	$797,185,900
Short-term investments at fair value (Cost $60,500,000)	60,500,000
Total Investments at fair value	857,685,900
Cash	5,281,012
Receivables:
Investment securities sold	23,652,368
Fund shares sold	4,323,881
Interest	3,445,727
Prepaid structuring fee (Note 7)	79,781
Prepaid expenses	41,192
Reimbursement due from manager	17,971
Other assets	3,545
Total assets	894,531,377
LIABILITIES:
Payable for investment securities purchased	32,655,475
Payable for fund shares redeemed	4,412,446
Income distribution payable	145,318
Payable for investment management fees	379,990
Payable for administrative fees	69,089
Payable for distribution and shareholder service fees	120,980
Accrued trustees fees	3,106
Payable to trustees under the deferred compensation plan (Note 8)	3,545
Unrealized depreciation on unfunded commitments	1,054
Other accrued expenses and liabilities	271,358
Total liabilities	38,062,361
NET ASSETS	$856,469,016
NET ASSETS WERE COMPRISED OF:
Paid-in capital	864,807,764
Distributions in excess of net investment income	(487,386)
Accumulated net realized loss	(419,881)
Net unrealized depreciation	(7,431,481)
NET ASSETS	$856,469,016

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$60,480,944
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,993,836
Net asset value and redemption price per share	$10.09
Maximum offering price per share (2.50%)(1)	$10.35

Class C:
Net assets	$76,797,995
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,609,557
Net asset value and redemption price per share(2)	$10.09

Class I:
Net assets	$442,442,187
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	43,864,623
Net asset value and redemption price per share(2)	$10.09

Class P:
Net assets	$22,987,706
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,279,409
Net asset value and redemption price per share	$10.08

Class R:
Net assets	$106,298,511
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,547,374
Net asset value and redemption price per share	$10.08

Class W:
Net assets	$147,461,673
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,585,880
Net asset value and redemption price per share	$10.11
______________________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

INVESTMENT INCOME:
Interest	$18,070,019
Amendment fees	111,353
Other fees	128,295
Total investment income	18,309,667

EXPENSES:
Investment management fees	2,249,007
Administration fees	408,910
Distribution and service fees:
Class A	100,072
Class C	413,687
Class R	260,359
Transfer agent fees:
Class A	36,784
Class C	37,874
Class I	23,110
Class P	531
Class R	47,595
Class W	68,351
Shareholder reporting expense	36,340
Custody and accounting expense	194,100
Registration fees	103,572
Professional fees	47,433
Trustees fees	11,895
Structuring fee (Note 7)	219
Commitment fee	25,944
Miscellaneous expense	21,420
Total expenses	4,087,203
Net waived and reimbursed fees	(328,404)
Net expenses	3,758,799
Net investment income	14,550,868

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(418,271)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,950,728)
Unfunded commitments	(1,054)
Net change in unrealized appreciation (depreciation)	(9,951,782)
Net realized and unrealized loss	(10,370,053)
Increase in net assets resulting from operations	$4,180,815

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2014	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$14,550,868	$23,580,425
Net realized gain (loss)	(418,271)	665,332
Net change in unrealized appreciation (depreciation)	(9,951,782)	(2,033,568)
Net increase in net assets resulting from operations	4,180,815	22,212,189

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,419,946)	(3,173,407)
Class C	(1,158,118)	(1,966,091)
Class I	(6,969,753)	(9,915,178)
Class P	(742,811)	(1,108,235)
Class R	(1,720,476)	(2,311,746)
Class W	(2,829,798)	(5,205,552)
Net realized gains:
Class A	—	(88,302)
Class C	—	(70,871)
Class I	—	(257,093)
Class P	—	(48,328)
Class R	—	(76,469)
Class W	—	(124,245)
Return of capital:
Class A	—	(93,754)
Class C	—	(76,711)
Class I	—	(290,450)
Class P	—	(78,318)
Class R	—	(87,417)
Class W	—	(136,297)
Total distributions	(14,840,902)	(25,108,464)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	251,802,045	663,037,010
Reinvestment of distributions	13,783,683	22,965,642
	265,585,728	686,002,652
Cost of shares redeemed	(247,896,278)	(181,142,287)
Net increase in net assets resulting from capital share transactions	17,689,450	504,860,365
Net increase in net assets	7,029,363	501,964,090

NET ASSETS:
Beginning of year or period	849,439,653	347,475,563
End of year or period	$856,469,016	$849,439,653
Distributions in excess of net investment income at end of year or period	$(487,386)	$(197,352)

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-14	10.22	0.17		(0.12)	0.05	0.18	—	—	0.18	10.09	0.50	1.10	1.01	1.01	3.44	60,481	39
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
09-30-14	10.22	0.14		(0.13)	0.01	0.14	—	—	0.14	10.09	0.12	1.85	1.76	1.76	2.72	76,798	39
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
09-30-14	10.21	0.19		(0.12)	0.07	0.19	—	—	0.19	10.09	0.73	0.77	0.76	0.76	3.74	442,442	39
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class P
09-30-14	10.21	0.22		(0.12)	0.10	0.23	—	—	0.23	10.08	0.96	0.76	0.10	0.10	4.27	22,988	39
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
09-30-14	10.20	0.16		(0.11)	0.05	0.17	—	—	0.17	10.08	0.47	1.35	1.26	1.26	3.22	106,299	39
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
09-30-14	10.24	0.19		(0.13)	0.06	0.19	—	—	0.19	10.11	0.62	0.85	0.76	0.76	3.72	147,462	39
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (formerly, ING Funds Trust) (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series one of which, Voya Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report. The Fund is a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”) a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Loan and Other Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Loans held by the Fund are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of September 30, 2014, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser or the Sub-Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or Sub-Adviser that the Investment Adviser or Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Board.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests in other open-end registered investment companies, the Fund’s net asset value (“NAV”) is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the period ended September 30, 2014.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2014, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $314,188,916 and $294,618,283, respectively. At September 30, 2014, the Fund held loans valued at $797,185,900 representing 92.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. Termination or modification of this obligation requires approval by the Fund’s Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

VFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative fee for Class P shares of the Fund. Termination or modification of this obligation requires approval by the Fund’s Board.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby VID is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
(continued)

Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$4,530	—
Contingent Deferred Sales Charge	—	1,259

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations.

The Expense Limitation Agreement is contractual through August 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Fund’s Board.

As of September 30, 2014, the amounts of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2015	2016	2017	Total
$247,940	$151,364	$53,733	$453,037

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2014 are as follows:

	September 30,
	2015	2016	2017	Total
Class A	$—	$22,351	$66,588	$88,939
Class C	—	17,239	61,177	78,416
Class R	—	16,111	70,931	87,042
Class W	—	39,070	109,210	148,280

NOTE 7 — LINE OF CREDIT

Effective September 30, 2014, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $80,000, which is expensed over a year. Prior to September 30, 2014, the aggregate amount of the Fund’s Credit Agreement was $50,000,000, the Fund paid a commitment fee equal to 0.10% on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2014, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S. Inc.) or affiliated investment companies owned more than 5% of the Fund:

Subsidiary/Affiliated Investment Companies	Percentage
Voya Institutional Trust Company	12.32%
Voya Solution 2025 Portfolio	7.06
Voya Solution 2035 Portfolio	6.34

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2014, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Principal Amount
Advantage Sales & Marketing, Inc.	$66,129

The unrealized depreciation on these commitments of $1,054 as of September 30, 2014 is reported as such on the Statement of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-14	925,830	125,061	(4,713,749)	(3,662,858)	9,425,285	1,272,073	(47,999,327)	(37,301,969)
03-31-14	10,358,888	300,298	(4,496,100)	6,163,086	105,961,693	3,069,687	(45,976,978)	63,054,402
Class C
09-30-14	1,030,068	92,220	(1,793,383)	(671,095)	10,491,301	937,700	(18,247,186)	(6,818,185)
03-31-14	7,090,057	146,813	(1,520,485)	5,716,385	72,569,083	1,500,823	(15,551,282)	58,518,624
Class I
09-30-14	18,500,187	624,980	(7,368,076)	11,757,091	188,274,810	6,347,121	(74,902,376)	119,719,555
03-31-14	23,772,696	903,969	(8,713,189)	15,963,476	243,019,631	9,237,941	(89,046,679)	163,210,893
Class P
09-30-14	1,039,221	67,265	(7,273,300)	(6,166,814)	10,570,000	683,428	(74,094,304)	(62,840,876)
06-14-13(1)-03-31-14	8,325,387	120,836	—	8,446,223	85,118,085	1,234,895	—	86,352,980
Class R
09-30-14	1,258,231	169,092	(528,342)	898,981	12,799,770	1,716,860	(5,371,638)	9,144,992
03-31-14	6,582,358	241,982	(327,028)	6,497,312	67,216,665	2,470,595	(3,339,976)	66,347,284
Class W
09-30-14	1,983,648	277,458	(2,674,584)	(413,478)	20,240,879	2,826,501	(27,281,447)	(4,214,067)
03-31-14	8,689,498	532,300	(2,656,442)	6,565,356	89,151,853	5,451,701	(27,227,372)	67,376,182

(1)	Commencement of Operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2014	Year Ended March 31, 2014
Ordinary	Ordinary	Long-term	Return of
Income	Income	Capital Gains	Capital
$ 14,840,902	$ 24,088,134	$ 257,383	$ 762,947

The tax-basis components of distributable earnings as of March 31, 2014 were:

Unrealized Appreciation/ (Depreciation)
$ 2,518,691

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010, the year of commencement of operations.

As of September 30, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-adviser.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2014, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$ 0.0299	November 3, 2014	Daily
Class C	$ 0.0234	November 3, 2014	Daily
Class I	$ 0.0320	November 3, 2014	Daily
Class P	$ 0.0377	November 3, 2014	Daily
Class R	$ 0.0277	November 3, 2014	Daily
Class W	$ 0.0320	November 3, 2014	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: 93.0%
Aerospace & Defense: 0.3%
2,475,000	(1)	Custom Sensors & Technologies, First Lien Term Loan, 06/18/21	$2,463,657	0.3
Automotive: 3.4%
5,250,000		Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	5,212,499	0.6
3,573,856		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/31/17	3,581,676	0.4
234,355		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	227,325	0.0
6,650,000		Gates Global LLC, First Lien Secured Term Loan, 4.250%, 06/30/21	6,547,876	0.8
1,500,000		Goodyear Tire & Rubber Company (The), Second Lien Term Loan, 4.750%, 04/30/19	1,502,578	0.2
2,117,261	(1)	Key Safety Systems, Inc., First Lien Term Loan, 08/29/21	2,113,291	0.2
3,925,793		Metaldyne, LLC, USD Term Loan B, 4.250%, 12/31/18	3,911,888	0.5
292,860		Schrader International, Upsized Lux Term Loan, 5.000%, 04/27/18	292,860	0.0
225,284		Schrader International, Upsized USD Term Loan, 5.000%, 04/27/18	225,284	0.0
4,786,654	(1)	TI Group Automotive Systems, L.L.C., Term Loan B, 4.250%, 07/02/21	4,720,838	0.6
724,293		UCI International, Inc., Term Loan B, 5.500%, 07/26/17	725,802	0.1
			29,061,917	3.4
Beverage & Tobacco: 0.7%
6,000,000	(1)	Jacobs Douwe Egberts , Term Loan B-1 USD, 07/23/21	5,865,000	0.7
Building & Development: 1.5%
3,491,250		Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/27/21	3,499,978	0.4
2,079,053		Minimax Viking GmbH, Facility B1 Loan, 4.500%, 08/30/20	2,090,747	0.3
2,775,248		NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,768,310	0.3
275,000		Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	277,578	0.0
2,004,698		Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	1,990,708	0.2
994,987		SMG, First Lien Term Facility, 4.500%, 03/03/20	994,366	0.1
1,424,626		Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,400,585	0.2
			13,022,272	1.5
Business Equipment & Services: 6.8%
4,350,000	(1)	Acosta, Inc., Term Loan B, 08/13/21	4,360,823	0.5
66,129	(1)	Advantage Sales & Marketing, Inc., Delayed Draw Term Loan, 07/21/21	65,075	0.0
3,967,742	(1)	Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/21/21	3,904,508	0.5
900,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/21/22	888,975	0.1
500,000		AlixPartners LLP, Second Lien Term Loan, 9.000%, 07/09/21	507,084	0.1
2,940,324		AlixPartners LLP, Term Loan B-2, 4.000%, 07/09/20	2,903,570	0.3
2,648,250		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	2,630,043	0.3
475,000		Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	474,406	0.1
1,596,000		Catalina Marketing Corporation, First Lien Term Loan, 4.500%, 04/01/21	1,556,100	0.2
1,200,000		Catalina Marketing Corporation, Second Lien Term Loan, 7.750%, 04/01/22	1,155,000	0.1
2,930,505		Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/15/19	2,888,836	0.3
2,303,356		CorpSource Finance Holdings, LLC, First Lien Term Loan, 5.250%, 04/30/18	2,301,437	0.3
930,000		CorpSource Finance Holdings, LLC, Second Lien, 8.750%, 04/30/19	939,300	0.1
646,750		CPA Global Financing, First Lien Term Loan USD, 4.500%, 11/30/20	649,984	0.1
497,500		CPA Global Financing, Second Lien Term Loan USD, 8.250%, 05/30/21	509,938	0.1
1,386,656		First American Payment Systems, First Lien Term Loan, 5.750%, 09/30/18	1,386,656	0.2
815,631		First American Payment Systems, Second Lien, 10.750%, 03/30/19	815,631	0.1
1,305,377		GCA Services, Replacement Term Loan, 4.269%, 11/01/19	1,295,587	0.2
3,291,750		Interactive Data Corporation, Term Loan B, 4.750%, 05/01/21	3,277,349	0.4
346,154		ION Trading Technologies Limited, Second Lien Term Loan, 7.250%, 06/10/22	345,072	0.0
2,904,762		iQor, First Lien Term Loan, 6.000%, 04/01/21	2,679,643	0.3
1,000,000		iQor, Second Lien Term Loan, 9.750%, 04/01/22	903,750	0.1
721,375		Knowledge Universe Education, LLC, Term Loan B, 5.250%, 03/20/21	724,080	0.1
1,246,875		Learning Care Group, Term Loan, 5.832%, 05/01/21	1,252,330	0.1
2,370,968		Legal Shield, First Lien Term Loan, 6.250%, 07/01/19	2,382,823	0.3
1,000,000		Legal Shield, Second Lien Term Loan, 9.750%, 07/01/20	1,020,000	0.1
1,065,972		Miller Heiman, Inc., Term Loan B, 6.758%, 09/30/19	1,045,985	0.1
1,605,196		Misys (Magic Newco 2 S.a.r.l.), Term Loan B add-on, 5.000%, 12/01/18	1,608,708	0.2

See Accompanying Notes to Financial Statements

19

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
2,000,000		Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	$1,975,000	0.2
1,431,875		RentPath, Inc., Term Loan B, 6.250%, 05/29/20	1,439,894	0.2
1,500,000		Ship US Bidco, Inc. (Worldpay), Term Loan B2A-II, 5.250%, 11/30/19	1,507,500	0.2
1,040,000		Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	1,045,460	0.1
1,890,500		Sophos, Term Loan B USD, 5.000%, 01/30/21	1,892,075	0.2
2,724,524		SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/07/19	2,738,964	0.3
287,778		Sutherland Global Services, Term Loan Cayman, 7.250%, 03/06/19	287,058	0.0
637,222		Sutherland Global Services, Term Loan US, 7.250%, 03/06/19	635,629	0.1
1,915,228		Transfirst Holdings, Inc., First Lien Term Loan, 4.250%, 12/27/17	1,907,747	0.2
395,000		Wash Multi-Family Services, USD Term Loan, 4.503%, 02/21/19	394,506	0.0
			58,296,526	6.8
Cable & Satellite Television: 2.5%
4,500,000		Charter Communications Operating, LLC, Term Loan G, 4.250%, 09/12/21	4,491,963	0.5
1,678,119		Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 12/31/21	1,671,826	0.2
250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 06/30/23	249,375	0.0
1,378,446		New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,366,385	0.2
4,834,578		RCN Cable, Term Loan B, 4.500%, 02/25/20	4,818,464	0.6
3,000,000		Virgin Media Investment Holdings Limited, Term Loan B USD, 3.500%, 06/07/20	2,924,733	0.3
5,811,210		Wideopenwest Finance, LLC, Term Loan B, 4.750%, 04/01/19	5,795,473	0.7
			21,318,219	2.5
Chemicals & Plastics: 5.0%
1,344,838		Armacell, First Lien Term Loan USD, 5.500%, 06/30/20	1,341,475	0.2
6,191,780		Arysta LifeScience Corporation, First Lien Term Loan, 4.500%, 05/29/20	6,185,328	0.7
5,592,062		Axalta Coating Systems (fka DuPont Performance Coatings), 2014 Specified Refinancing Term B Loan, 3.750%, 02/02/20	5,485,114	0.6
1,508,403		AZ Chem US Inc., First Lien Senior Secured Term Loan, 4.500%, 06/13/21	1,508,780	0.2
900,000		Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/15/21	892,500	0.1
750,000		Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/15/22	747,188	0.1
497,500		Ennis Flint (a.k.a Road Infrastructure Investment LLC), First Lien Term Facility, 4.250%, 04/01/21	486,306	0.1
1,150,000		Gemini HDPE LLC, Senior Secured Term Loan, 4.750%, 07/31/21	1,149,520	0.1
325,000		Houghton International, Inc., Second Lien Term Loan, 9.500%, 12/20/20	328,656	0.0
3,209,589		Houghton International, Inc., USD First Lien Term Loan, 4.000%, 12/20/19	3,189,529	0.4
2,401,698		Ineos US Finance LLC, Cash Dollar Term Loan, 3.750%, 05/04/18	2,357,228	0.3
422,098		Kleopatra Lux 2 S.À. R.L, New Term Loan B, 4.750%, 12/21/16	422,362	0.1
796,000		Kronos Worldwide, Inc., Term Loan B Facility, 4.750%, 02/21/20	796,000	0.1
325,000	(1)	MacDermid, Inc. (a.k.a Platform Specialty Products Corp), USD Add On, 06/07/20	319,516	0.0
1,876,250		MacDermid, Inc., First Lien Term Loan, 4.000%, 06/07/20	1,852,797	0.2
924,722		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	921,833	0.1
479,794		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	478,295	0.1
900,000		Orion Engineered Carbons, Term Loan B USD, 5.000%, 07/25/21	902,250	0.1
2,158,688		Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,123,609	0.3
1,746,306		Royal Adhesives & Sealants, First Lien Term Facility, 5.500%, 08/01/18	1,760,132	0.2
1,800,000		Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	1,770,188	0.2
3,720,176		Tronox Pigments (Netherlands) BV, Term Loan, 4.000%, 03/19/20	3,698,993	0.4
2,697,068		Univar Inc., Term Loan B, 5.000%, 06/30/17	2,674,029	0.3
1,131,042		Vantage Specialties Inc., Incremental Term Loan Facility, 5.000%, 02/10/19	1,136,344	0.1
			42,527,972	5.0
Clothing/Textiles: 0.3%
2,095,209		Herff Jones, Inc., First Lien Term Loan, 5.500%, 06/25/19	2,097,828	0.2
551,403		Vince, LLC, Term Loan, 6.000%, 11/27/19	552,437	0.1
			2,650,265	0.3
Conglomerates: 0.9%
319,500		Fender Musical Instruments Corp., Term Loan B, 5.750%, 04/03/19	319,031	0.0
800,000		Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	800,000	0.1
400,000		Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	396,000	0.1

See Accompanying Notes to Financial Statements

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Conglomerates: (continued)
2,965,000		ServiceMaster Company, Term Loan, 4.250%, 06/30/21	$2,925,604	0.3
2,846,250		Waterpik, First Lien, 5.750%, 07/01/20	2,844,471	0.3
388,289		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	389,988	0.1
			7,675,094	0.9
Containers & Glass Products: 1.8%
262,350		Berlin Packaging, LLC, First Lien Term Loan, 4.750%, 04/02/19	262,309	0.0
1,975,000		EveryWare, Inc., Term Loan, 9.500%, 05/21/20	1,543,792	0.2
2,402,002		Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	2,373,778	0.3
3,316,688		Otter Products, Term Loan B, 5.750%, 06/03/20	3,295,958	0.4
1,392,232		Pro Mach, Inc, Term Loan, 4.500%, 07/06/17	1,388,752	0.1
4,511,140		Reynolds Group Holdings Inc, USD Term Loan, 4.000%, 12/15/18	4,470,058	0.5
1,534,765	(1)	WNA Holdings Inc (a.k.a Waddington Group), USD Term Loan (Canadian Borrower), 4.500%, 06/07/20	1,521,336	0.2
892,178	(1)	WNA Holdings Inc (a.k.a Waddington Group), USD Upsized Term Loan (US Borrower), 4.500%, 05/23/20	884,371	0.1
			15,740,354	1.8
Cosmetics/Toiletries: 0.1%
550,783		KIK Custom Products, Inc., First Lien with incremental, 5.500%, 04/29/19	551,299	0.1
Diversified Insurance: 4.1%
1,947,540		Alliant Holdings, I, LLC, Term Loan B, 4.250%, 12/20/19	1,944,683	0.2
6,869,520		AmWINS Group, Inc., Term Loan B, 5.000%, 09/06/19	6,869,520	0.8
3,324,875		Applied Systems Inc., First Lien Term Loan, 4.250%, 01/15/21	3,294,951	0.4
650,000		Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/15/22	650,135	0.1
1,629,375		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,507,172	0.2
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,228,500	0.1
8,821,160		Hub International Limited, Term Loan B, 4.250%, 10/02/20	8,658,524	1.0
4,135,241		National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	4,109,396	0.5
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	1,474,375	0.2
5,651,533		USI, Inc., Term Loan, 4.250%, 12/27/19	5,559,696	0.6
			35,296,952	4.1
Drugs: 0.4%
2,500,000		Akorn, Inc, Term Loan, 4.500%, 04/17/21	2,496,845	0.3
1,034,383		Salix Pharmaceuticals Ltd, Term Loan, 4.250%, 01/02/20	1,034,014	0.1
			3,530,859	0.4
Ecological Services & Equipment: 1.0%
4,050,000		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,037,344	0.5
4,240,441		ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	4,144,149	0.5
359,051		Waste Industries USA, Inc., New Term Loan B, 4.000%, 03/17/17	357,256	0.0
			8,538,749	1.0
Electronics/Electrical: 8.1%
1,885,754		Active Network, Inc., First Lien Term Loan, 5.500%, 11/18/20	1,881,826	0.2
2,885,500		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/26/20	2,874,679	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/26/21	697,958	0.1
2,374,359		Aspect Software, Inc., Term Loan, 7.250%, 05/09/16	2,375,458	0.3
1,346,909		Attachmate Corporation, First Lien Term Loan, 7.250%, 11/22/17	1,351,857	0.2
2,934,276		Avast Software, Term Loan, 4.750%, 03/21/20	2,935,499	0.3
2,445,433		Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	2,434,734	0.3
3,405,557		Blue Coat Systems, Inc., First Lien Term Loan, 4.000%, 05/31/19	3,350,216	0.4
1,000,000		Blue Coat Systems, Inc., Second Lien Term Loan, 9.500%, 06/28/20	1,010,000	0.1
3,823,910		BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	3,768,291	0.4
3,927,600		Dell International LLC, Term B Loans, 4.500%, 04/30/20	3,904,035	0.5
698,250		ECI, Term Loan B, 5.750%, 05/28/21	703,050	0.1
2,375,288		Epiq Systems, Inc., Term Loan, 4.250%, 08/27/20	2,372,318	0.3
450,000		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	447,469	0.0

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Electronics/Electrical: (continued)
1,975,075		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/04/20	$1,955,324	0.2
975,000		FCI International S.A.S., Term Loan B, 6.250%, 12/31/20	982,922	0.1
5,725,869		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 03/01/20	5,645,947	0.7
2,482,481		Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.000%, 01/15/21	2,478,343	0.3
6,151,852		Go Daddy Operating Company, LLC, Term Loan, 4.750%, 05/13/21	6,076,880	0.7
1,662,194		Greeneden U.S. Holdings II, LLC, Existing Term Loan B, 4.000%, 02/08/20	1,631,028	0.2
1,158,242		Hyland Software, Inc., First Lien Term Loan, 4.750%, 02/19/21	1,157,699	0.1
1,481,968		Infor (US), Inc., Term Loan B5, 3.750%, 06/03/20	1,450,291	0.2
5,511,233		Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	5,487,843	0.6
1,200,000		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	1,211,250	0.1
1,194,000		Oberthur Technologies, Tranche B-2 Term Loan, 4.500%, 10/15/19	1,192,259	0.1
1,220,775		Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	1,220,775	0.1
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	551,146	0.1
1,529,109		Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	1,530,065	0.2
3,150,469		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	3,073,677	0.4
500,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	474,219	0.1
1,000,000	(1)	Skillsoft Corp., First Lien Term Loan, 04/28/21	988,333	0.1
738,774		Websense, Inc., Second Lien Term Loan, 8.250%, 12/24/20	738,774	0.1
1,632,635		Websense, Inc., Term Loan B, 4.500%, 06/25/20	1,631,954	0.2
			69,586,119	8.1
Equity REITs and REOCs: 0.3%
350,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/30/20	355,250	0.0
2,117,765		Capital Automotive L.P., Term Loan, 4.000%, 04/10/19	2,111,588	0.3
			2,466,838	0.3
Financial Intermediaries: 1.8%
3,764,976		Duff & Phelps, Add-on Term Loan, 4.500%, 04/23/20	3,748,505	0.5
1,967,688		Guggenheim Partners Investment Management Holdings, LLC, Term Loan B, 4.000%, 07/22/20	1,962,359	0.2
1,657,318		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,630,906	0.2
3,523,375		Santander Asset Management, Term Loan B-1 USD, 4.250%, 11/30/20	3,512,364	0.4
3,184,000		Trans Union LLC, Term Loan B, 4.000%, 03/21/21	3,141,548	0.4
1,091,750		Walker & Dunlop, Term Loan, 5.250%, 12/15/20	1,098,573	0.1
			15,094,255	1.8
Food Products: 1.7%
3,458,598		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	3,462,057	0.4
1,500,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,492,500	0.2
1,963,045		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,953,230	0.2
248,750		Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/04/21	244,086	0.0
250,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/04/21	244,531	0.0
3,316,500		CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	3,284,373	0.4
2,738,731		Del Monte Foods Consumer Products, Inc., First Lien, 4.256%, 02/18/21	2,565,279	0.3
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	410,625	0.1
816,817		NPC International, Term Loan, 4.000%, 12/28/18	792,313	0.1
			14,448,994	1.7
Food Service: 1.0%
3,285,994		CEC Entertainment, Inc., First Lien Term Loan, 4.250%, 02/14/21	3,195,629	0.4
1,809,948		Landry’s Restaurants, Term Loan, 4.000%, 04/24/18	1,798,071	0.2
1,758,138		P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,720,777	0.2
2,068,500		Weight Watchers International, Inc., Term Loan B-2, 4.000%, 04/02/20	1,595,331	0.2
			8,309,808	1.0
Food/Drug Retailers: 2.3%
1,881,053		Albertsons LLC, Term Loan B2, 4.750%, 03/21/19	1,877,358	0.2
3,000,000		Albertsons LLC, Term Loan B4, 5.500%, 08/11/21	2,988,438	0.4
2,500,000		Dave & Buster’s, Inc., Term Loan, 4.500%, 07/31/20	2,490,625	0.3
1,739,682		Del Taco, Term Loan, 5.506%, 10/01/18	1,746,931	0.2

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Food/Drug Retailers: (continued)
2,000,000	(1)	Portillo Restaurant Group (The), First Lien Term Loan, 08/04/21	$1,982,500	0.2
650,000	(1)	Portillo Restaurant Group (The), Second Lien Term Loan, 08/04/22	648,375	0.1
1,044,750		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/20/21	993,166	0.1
2,113,024		Sprouts Farmers Market, Term Loan, 4.000%, 04/23/20	2,104,660	0.2
2,998,705		Supervalu, Term Loan, 4.500%, 03/21/19	2,951,433	0.3
748,125		TGI Friday’s, Inc., First Lien Term Loan, 5.250%, 07/15/20	747,190	0.1
1,279,004		Vestcom International, Inc., Term Loan, 5.503%, 12/26/18	1,279,004	0.2
			19,809,680	2.3
Forest Products: 0.0%
395,000		Xerium Technologies, Inc., Term Loan B, 5.750%, 05/01/19	397,222	0.0
Health Care: 11.1%
2,992,500		Accellent, Inc., First Lien Term Loan, 4.500%, 03/14/21	2,945,120	0.3
275,000		Accellent, Inc., Second Lien Term Loan, 7.500%, 03/01/22	266,750	0.0
1,425,000		Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,425,000	0.2
344,685		Alere US Holdings, LLC, Term Loan B, 4.250%, 06/30/17	342,710	0.0
987,504		Alliance Healthcare, Term Loan B, 4.250%, 06/03/19	985,035	0.1
3,089,501		ATI Physical Therapy, Term Loan B, 5.000%, 12/20/19	3,110,099	0.4
796,000		CareCore National, LLC, Term Loan B, 5.500%, 02/20/21	792,020	0.1
4,938,674		Catalent Pharma Solutions, Inc. , USD Term Loan, 4.500%, 05/08/21	4,932,061	0.6
1,989,172		CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	1,981,402	0.2
222,826		CHG Medical Staffing, Inc., Upsized Second Lien Term Loan, 9.000%, 11/19/20	226,168	0.0
5,572,962	(1)	CHS/Community Health Systems, Inc., Term Loan D, 4.250%, 01/27/21	5,563,561	0.7
3,192,000		Connolly / iHealth Technologies, First Lien, 5.000%, 05/12/21	3,182,025	0.4
1,000,000		Connolly / iHealth Technologies, Second Lien, 8.000%, 05/12/22	1,005,000	0.1
1,800,000		Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	1,782,000	0.2
1,430,284		DJO Finance LLC, First Lien Term Loan, 4.250%, 09/05/17	1,422,239	0.2
2,970,000		Envision Pharmaceutical Services, First Lien Term Loan, 5.750%, 11/04/20	2,981,137	0.3
1,400,000		Healogics, Inc., First Lien Term Loan, 5.250%, 06/30/21	1,391,250	0.2
1,250,000		Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,218,750	0.1
2,546,742		Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	2,541,967	0.3
4,330,073		Ikaria Acquisition Inc., First Lien Term Loan, 5.000%, 02/05/21	4,323,985	0.5
1,300,000		Ikaria Acquisition Inc., Second Lien Term Loan, 8.750%, 02/05/22	1,317,875	0.2
970,256		Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	966,617	0.1
4,984,662		Kinetic Concepts, Inc., E-1, 4.000%, 05/04/18	4,930,663	0.6
1,524,528		Medpace Holdings, Inc., Term Loan B, 4.750%, 04/05/21	1,524,528	0.2
3,154,688		MedSolutions Holdings, Inc., Term Loan B, 6.500%, 07/08/19	3,166,517	0.4
5,087,250		Millennium Laboratories, LLC, Term Loan B, 5.250%, 04/15/21	5,087,209	0.6
2,601,818		Multiplan, Inc, Term Loan, 4.000%, 04/01/21	2,545,229	0.3
650,000		NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	648,646	0.1
2,728,020		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	2,729,157	0.3
739,209		Onex Carestream Finance LP, Second Lien, 9.500%, 11/30/19	745,215	0.1
4,588,500		Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 06/30/21	4,544,767	0.5
4,399,508		Par Pharmaceutical Companies, B-2, 4.000%, 09/28/19	4,325,266	0.5
3,979,166		Pharmaceutical Product Development, Inc., Term Loan B-1, 4.000%, 12/05/18	3,950,981	0.5
1,246,875		Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	1,243,758	0.1
250,000		Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	248,750	0.0
1,528,478		Progressive Solutions, Inc., First Lien, 5.500%, 10/22/20	1,528,478	0.2
2,200,000	(1)	Sterigenics International LLC, Term Loan, 4.500%, 08/05/21	2,186,939	0.3
1,229,365	(1)	Surgery Center Holdings, Inc., First Lien Term Loan, 07/24/20	1,226,292	0.1
1,608,088		Surgical Care Affiliates LLC, Class C Term Loan, 4.000%, 06/29/18	1,584,932	0.2
246,250		Truven Health, Inc., Term Loan B, 4.500%, 05/23/19	241,941	0.0
2,686,768		United Surgical Partners International, Inc., Incremental Term Loan, 4.750%, 04/03/19	2,683,829	0.3
4,589,714		Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 3.750%, 08/05/20	4,542,179	0.5
1,047,165		Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 3.750%, 02/13/19	1,037,347	0.1
			95,425,394	11.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Home Furnishings: 1.0%
4,688,695	AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	$4,660,694	0.5
1,745,625	Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	1,743,443	0.2
2,310,006	Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	2,288,350	0.3
		8,692,487	1.0
Industrial Equipment: 4.9%
4,457,755	Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	4,386,712	0.5
2,905,749	Ameriforge Group Inc., Upsized First Lien Term Loan, 5.000%, 12/19/19	2,905,749	0.3
295,000	Ameriforge Group Inc., Upsized Second Lien Term Loan, 8.750%, 12/19/20	299,425	0.0
4,783,937	Apex Tool Group, Term Loan B, 4.500%, 01/31/20	4,628,459	0.6
252,648	Aquilex LLC (a.k.a Hydrochem), Term Loan, 5.000%, 12/31/20	250,437	0.0
632,428	CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	627,290	0.1
62,707	CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	62,198	0.0
190,382	CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	188,836	0.0
3,175,666	Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	3,148,514	0.4
2,511,050	Filtration Group Corporation, First Lien Term Loan, 4.500%, 11/30/20	2,514,189	0.3
5,692,513	Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,588,983	0.7
3,448,938	Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/15/20	3,402,594	0.4
1,374,158	International Equipment Solutions, LLC, Term Loan, 6.750%, 08/31/19	1,375,016	0.2
7,922,481	Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/30/20	7,810,243	0.9
656,144	Sensus Metering Systems Inc., Upsized First Lien Term Loan, 4.750%, 05/09/17	641,380	0.1
323,375	SunSource, First Lien Term Loan, 4.750%, 02/15/21	323,729	0.0
746,250	VAT Holding, Term Loan B, 4.750%, 02/28/21	741,275	0.1
2,451,525	WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	2,434,671	0.3
250,000	WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	249,687	0.0
		41,579,387	4.9
Leisure Good/Activities/Movies: 4.2%
4,987,500	24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/15/21	4,981,236	0.6
2,528,927	Bauer Performance Sports, Term Loan B, 4.000%, 04/10/21	2,496,261	0.3
4,977,650	Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/31/21	4,915,429	0.5
1,500,000	Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 8.000%, 08/08/22	1,497,187	0.2
3,800,009	Equinox Holdings, Inc., First Lien Term Loan, 4.250%, 02/01/20	3,764,384	0.4
250,000	Equinox Holdings, Inc., Second Lien Term Loan, 9.750%, 07/31/20	253,750	0.0
2,740,435	FGI Operating, Fungible Term Loan B Add On, 5.500%, 04/19/19	2,740,434	0.3
7,182,000	Fitness International, LLC., Term Loan B, 5.500%, 06/20/20	7,134,872	0.8
82,857	NEP/NCP Holdco, Inc, Second Lien, 9.500%, 07/23/20	83,893	0.0
3,731,280	NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.250%, 01/22/20	3,642,662	0.4
1,805,531	SRAM, LLC, First Lien Term Loan, 4.017%, 04/10/20	1,775,816	0.2
380,000	TWCC Holding Corporation, Second Lien Term Loan, 7.000%, 06/26/20	373,983	0.1
301,950	Warner Music Group, Incremental Term Loan, 3.750%, 07/01/20	291,948	0.0
2,202,693	Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	2,087,051	0.2
		36,038,906	4.2
Lodging & Casinos: 5.6%
7,000,000	Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 07/31/21	6,921,250	0.8
1,650,000	Amaya Gaming Group Inc., Second Lien Term Loan, 8.000%, 07/31/22	1,673,100	0.2
1,733,087	American Casino and Entertainment Properties LLC, First Lien Term Loan, 4.500%, 07/02/19	1,724,422	0.2
3,387,292	Boyd Gaming Corporation, Term Loan B, 4.000%, 08/14/20	3,342,834	0.4
1,768,642	Cannery Casino Resorts, LLC, First Lien Term Loan, 6.000%, 10/02/18	1,757,588	0.2
250,000	Centaur Acquisition, LLC, Second Lien Term Loan, 8.750%, 02/21/20	253,750	0.0
4,727,794	CityCenter Holdings, LLC, Term Loan, 4.250%, 10/15/20	4,685,244	0.6
893,250	Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	904,416	0.1
2,084,250	Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,110,303	0.2
3,102,087	Hilton Worldwide Finance, LLC, Term Loan B-2, 3.500%, 10/25/20	3,058,878	0.4
350,000	Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	357,875	0.0
4,241,219	La Quinta, First Lien Term Loan, 4.000%, 04/14/21	4,191,384	0.5
2,101,291	Peppermill Casinos, Inc., Term Loan B, 7.250%, 11/09/18	2,135,437	0.3

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Lodging & Casinos: (continued)
4,469,663		Scientific Games International, Inc., Term Loan B, 4.250%, 09/30/20	$4,457,792	0.5
2,000,000	(1)	Scientific Games International, Inc., Term Loan B-2, 09/17/21	1,961,250	0.2
5,771,266		Station Casinos LLC, Term Loan, 4.250%, 02/28/20	5,689,025	0.7
2,693,250		Twin River Management Group, Inc., Term Loan B, 5.250%, 06/30/20	2,690,726	0.3
			47,915,274	5.6
Mortgage REITs: 0.3%
1,750,000		International Market Centers, First Lien Term Loan, 5.250%, 08/11/20	1,755,469	0.2
500,000		International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	497,500	0.1
			2,252,969	0.3
Nonferrous Metals/Minerals: 1.0%
3,699,021		Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/01/19	3,700,408	0.4
2,668,510		Minerals Technologies, Senior Secured Term Loan, 4.000%, 05/07/21	2,664,758	0.3
2,497,500		TMS International, Term B Loan, 4.500%, 11/01/20	2,496,958	0.3
			8,862,124	1.0
Oil & Gas: 1.1%
3,400,568		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	3,404,819	0.4
1,250,000		CITGO, Term Loan B, 4.500%, 07/30/21	1,253,646	0.1
234,708		Crestwood Holdings LLC, Term Loan, 7.000%, 05/30/19	237,739	0.0
1,261,034		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/30/21	1,263,399	0.2
249,375		Southcross Energy Partners, L.P., Term Loan, 08/01/21	249,998	0.0
500,000	(1)	Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	499,688	0.1
2,580,525		Western Refining, Inc., Term Loan, 4.250%, 11/30/20	2,572,863	0.3
			9,482,152	1.1
Publishing: 2.0%
2,189,000		Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	2,192,284	0.3
1,000,000	(1)	Flint Group Holdings S.A.R.L., Second Lien, 04/30/22	985,000	0.1
1,373,023	(1)	Flint Group Holdings S.A.R.L., USD Term Loan B2, 04/30/21	1,364,442	0.2
226,977	(1)	Flint Group Holdings S.A.R.L., USD Term Loan C, 04/30/21	225,558	0.0
842,920		McGraw Hill Global Education, Term Loan B, 5.750%, 03/22/19	845,819	0.1
1,980,000		Penton Media, Inc, First Lien, 5.500%, 09/30/19	1,996,499	0.2
925,000		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	930,781	0.1
676,582		R.H. Donnelley Corporation, Term Loan, 9.750%, 12/31/16	498,979	0.1
2,462,301		Springer Science + Business Media S.A., Term B3 Loan, 4.750%, 08/01/20	2,425,367	0.3
5,617,960		Tribune Company, Term Loan B, 4.000%, 12/31/20	5,552,966	0.6
			17,017,695	2.0
Radio & Television: 1.7%
2,476,399		Clear Channel Communications, Inc., Term Loan E, 7.657%, 07/30/19	2,426,871	0.3
1,752,381		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	1,726,095	0.2
227,461		Hubbard Radio LLC, Tranche 1 Term Loan, 4.500%, 04/29/19	226,893	0.0
843,636		Learfield Communications, Inc, First Lien Term Loan, 4.500%, 10/08/20	840,472	0.1
562,500		Learfield Communications, Inc, Second Lien Term Loan, 8.750%, 10/08/21	561,797	0.0
1,514,661		Media General, Inc, DD Term Loan L-B, 4.250%, 07/31/20	1,502,355	0.2
710,000		Salem Communications Corporation, Term Loan B, 4.500%, 03/31/20	706,894	0.1
3,829,343		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	3,761,851	0.4
2,932,819		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	2,881,189	0.4
			14,634,417	1.7
Retailers (Except Food & Drug): 7.4%
3,222,462		99 Cents Only Stores, Term Loan Facility, 4.500%, 01/15/19	3,203,666	0.4
1,500,000		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 07/31/21	1,490,625	0.2
2,541,165		Academy Ltd., Term Loan (2012 refi), 4.500%, 08/03/18	2,526,078	0.3
6,728,059		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	6,633,146	0.8
1,365,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,379,503	0.2
3,370,136		Burlington Coat Factory, Term Loan B, 4.250%, 08/13/21	3,347,654	0.4

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Retailers (Except Food & Drug): (continued)
1,721,362		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	$1,722,223	0.2
5,149,737		Hudson’s Bay Company, Term Loan, 4.750%, 10/15/20	5,160,464	0.6
1,243,750		Lands’ End, Inc., Term Loan B, 4.250%, 03/17/21	1,232,349	0.1
4,552,166		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	4,495,263	0.5
4,000,000		Men’s Wearhouse, Term Loan, 4.500%, 07/01/21	3,987,452	0.5
1,990,000		National Vision, Inc., First Lien Term Loan, 4.000%, 03/13/21	1,945,225	0.2
900,000		National Vision, Inc., Second Lien Term Loan, 6.750%, 03/13/22	877,500	0.1
2,940,150		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/31/20	2,894,210	0.3
3,386,752		Ollie’s Holdings, Inc., Term Loan, 4.750%, 09/28/19	3,374,051	0.4
3,995,357		OneStopPlus, First Lien Term Loan, 4.500%, 03/15/21	3,955,403	0.5
5,956,818		Party City Holdings Inc, Term Loan B, 4.000%, 07/29/19	5,866,227	0.7
2,552,693		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	2,463,349	0.3
519,560		Pilot Travel Centers LLC, Incremental Term Loan B, 4.250%, 08/07/19	519,776	0.1
2,123,584		Savers, Term Loan B, 5.000%, 07/09/19	2,102,348	0.2
474,275		Sleepy’s Holdings, LLC, Term Loan, 5.000%, 03/30/19	469,532	0.0
1,346,625		Stuart Weitzman Holdings, LLC, Term Loan, 4.500%, 04/08/20	1,332,037	0.2
537,500		Talbots Inc. (The), First Lien Term Loan, 4.750%, 03/20/20	522,047	0.1
1,117,680		Toys “R” Us, Inc., Term Loan B-1, 6.000%, 09/01/16	1,102,522	0.1
325,387		Toys “R” Us, Inc., Term Loan B-2, 5.250%, 05/25/18	304,033	0.0
469,646		Toys “R” Us, Inc., Term Loan B-3, 5.250%, 05/25/18	438,826	0.0
			63,345,509	7.4
Steel: 0.4%
3,817,291		FMG Resources (August 2006) Pty Ltd, Term Loan, 3.750%, 06/30/19	3,744,125	0.4
Surface Transport: 0.9%
621,598		Baker Tanks, Inc., Term Loan, 4.250%, 02/15/20	606,447	0.1
3,000,000	(1)	Goodpack Ltd., First Lien Term Loan, 08/05/21	2,994,999	0.3
500,000	(1)	Goodpack Ltd., Second Lien Term Loan, 07/30/22	500,000	0.1
997,500		OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 07/30/19	998,747	0.1
324,188		V.Group, Term Loan B, 5.000%, 06/30/21	324,187	0.0
2,546,617		Wabash National Corporation, Term Loan B, 4.500%, 05/15/19	2,545,025	0.3
			7,969,405	0.9
Telecommunications: 5.5%
4,399,413		Aricent Group, First Lien Term Loan, 5.500%, 04/07/21	4,393,914	0.5
4,943,073		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	4,925,051	0.6
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,167,250	0.1
2,590,815		Avaya Inc., Term B-3 Loan, 4.655%, 10/26/17	2,472,609	0.3
1,714,667		Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	1,702,611	0.2
2,000,732		Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	1,994,063	0.2
698,250		Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	698,250	0.1
525,000		Encompass Digital Media, Inc., Second Lien, 8.750%, 06/05/22	532,875	0.0
3,360,008		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,341,633	0.4
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	846,547	0.1
2,475,493		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,482,919	0.3
3,610,000		Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	3,550,774	0.4
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,426,664	0.2
2,631,688		Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/13/20	2,591,802	0.3
1,733,742		Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,720,016	0.2
3,376,340		Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	3,325,695	0.4
3,263,088		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	3,270,227	0.4
1,412,900		XO Communications, First Lien Term Loan, 4.250%, 03/19/21	1,396,564	0.2
5,331,171		Zayo Group, LLC, Term Loan B, 4.000%, 07/02/19	5,260,645	0.6
			47,100,109	5.5
Utilities: 1.9%
1,870,236		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	1,860,885	0.2
2,957,330		Calpine Corp, Term Loan B-3, 4.000%, 10/09/19	2,937,261	0.4

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Utilities: (continued)
1,172,817		Channelview Cogeneration, Term Loan, 4.250%, 05/08/20	$1,179,414	0.1
625,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 06/11/16	623,047	0.1
1,735,734		EquiPower Resources Holdings, LLC, Term Loan B, 4.250%, 12/21/18	1,730,671	0.2
1,110,943		EquiPower Resources Holdings, LLC, Upsized Term Loan C, 4.250%, 12/31/19	1,107,702	0.1
2,589,430		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	2,565,154	0.3
2,000,000	(1)	TPF Generation Holdings, LLC, Term Loan, 12/31/17	1,947,500	0.2
1,750,000	(1)	TPF II Power, LLC, Term Loan, 09/30/21	1,750,000	0.2
768,419		Utility Services Associates, Term Loan, 6.750%, 10/18/19	772,262	0.1
			16,473,896	1.9
		Total Loans (Cost $804,616,327)	797,185,900	93.0

Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: —%
23,669	@	EveryWare Global, Inc.	$—	0.0

		Total Equities and Other Assets (Cost $—)	—	0.0

		Total Long-Term Investments (Cost $804,616,327)	797,185,900	93.0
SHORT-TERM INVESTMENTS: 7.1%
Short-Term Investments: 7.1%
60,500,000		State Street Institutional Liquid Reserves Fund — Institutional Class, 0.09%††
		(Cost $60,500,000)	60,500,000	7.1

		Total Short-Term Investments (Cost $60,500,000)	60,500,000	7.1

		Total Investments (Cost $865,116,327)	$857,685,900	100.1
		Liabilities in Excess of Other Assets	(1,216,884)	(0.1)
		Net Assets	$856,469,016	100.0
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	††	Rate shown is the 7-day yield as of September 30, 2014.
	@	Non-income producing security
	(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $865,140,212.

		Net unrealized depreciation consists of:
		Gross Unrealized Appreciation	$1,389,949
		Gross Unrealized Depreciation	(8,844,261)
		Net Unrealized Depreciation	$(7,454,312)

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2014 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Equities and Other Assets	$—	$—	$—	$—
Loans	—	797,185,900	—	797,185,900
Short-Term Investments	60,500,000	—	—	60,500,000
Total Investments, at fair value	$60,500,000	$797,185,900	$—	$857,685,900
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(1,054)	$—	$(1,054)
Total Liabilities	$—	$(1,054)	$—	$(1,054)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

See Accompanying Notes to Financial Statements

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Funds Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Floating Rate Fund (the “Fund”), a series of the Trust, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with the Voya Investment Management Co. LLC (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to the Joint IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below the Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or its parent company); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s) Advisory Contract and Sub-Advisory Contract; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya-affiliated Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund, the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Adviser and Voya-affiliated Sub-Adviser currently provide. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the Separation Plan would have a material adverse impact on the Fund or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The Specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya family of funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group, to the Fund’s Morningstar category median, Lipper category median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya family of funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that the while the Fund that does not have advisory fee breakpoints it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding the Fund. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving the Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Floating Rate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Floating Rate Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

34

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-UFR (0914-112114)

Item 2.          Code of Ethics.

Not required for semi-annual filing.

Item 3.          Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.          Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.          Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.          Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
31,196,773	^	Ginnie Mae, 0.738%, 02/16/44	1,236,054	0.2
1,026,159		Vendee Mortgage Trust, 3.750%, 10/15/41	1,016,211	0.1

	Total Collateralized Mortgage Obligations
	(Cost $3,288,380)		2,252,265	0.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 110.7%
		Federal Home Loan Mortgage Corporation: 1.7%##
13,026,846	^	0.500%, due 07/15/36	221,910	0.0
4,492,463	^	4.500%, due 12/15/40	824,463	0.1
848,600		5.000%, due 08/15/36	898,778	0.1
160,200		5.450%, due 12/01/37	176,230	0.0
123,226		5.450%, due 12/01/37	135,658	0.0
143,114		5.450%, due 05/01/38	157,308	0.0
1,408,222	^	5.500%, due 09/15/35	264,365	0.1
495,813		5.625%, due 12/01/36	553,787	0.1
499,121		5.625%, due 01/01/37	556,587	0.1
44,419		5.625%, due 01/01/37	49,306	0.0
38,439		5.625%, due 02/01/37	42,669	0.0
380,630		5.625%, due 03/01/37	423,185	0.1
79,650		5.625%, due 03/01/37	88,415	0.0
184,072		5.625%, due 03/01/37	204,326	0.0
89,879		5.625%, due 04/01/37	99,769	0.0
109,692		5.625%, due 06/01/37	121,762	0.0
99,810		5.625%, due 07/01/37	110,792	0.0
139,864		5.625%, due 07/01/37	155,254	0.0
22,633		5.625%, due 12/01/37	25,115	0.0
268,986		5.625%, due 02/01/38	298,584	0.1
214,513		5.700%, due 06/01/37	238,117	0.0
155,562		5.700%, due 09/01/37	172,679	0.0
158,952		5.700%, due 12/01/37	176,350	0.0
2,240,150	^	5.946%, due 06/15/40	181,532	0.0
937,089		6.000%, due 03/15/34	1,007,096	0.1
113,342		6.090%, due 12/01/37	127,667	0.0
1,137,021		6.724%, due 07/15/33	1,301,370	0.2
2,167		7.500%, due 12/01/14	2,175	0.0
21,806		7.500%, due 01/01/30	24,651	0.0
649,628	^	7.846%, due 10/25/23	124,765	0.0
11,123		8.000%, due 01/01/30	11,199	0.0
19,125		9.500%, due 07/01/20	19,944	0.0
826,319		19.399%, due 03/15/35	1,181,286	0.2
554,485		21.407%, due 04/15/35	803,133	0.1
2,506,264		27.986%, due 04/15/32	3,198,657	0.4
			13,978,884	1.7

		Federal National Mortgage Association: 15.3%##
7,546,391	^	3.000%, due 01/25/33	1,143,637	0.1
48,676,000	W	3.000%, due 07/25/42	47,852,688	5.8
9,148,785		3.000%, due 05/01/43	9,037,592	1.1
6,461,608		3.000%, due 07/01/43	6,381,718	0.8
3,457,000		3.500%, due 09/25/42	3,360,415	0.4
8,031,088	^	4.000%, due 05/25/42	1,502,957	0.2
1,975,311		4.250%, due 08/01/35	2,151,585	0.3
5,217,858		4.500%, due 09/01/41	5,645,089	0.7
10,070,419		4.500%, due 09/01/41	10,896,276	1.3
11,829,307	W	4.598%, due 11/25/33	12,029,506	1.5
1,477,638		4.750%, due 11/01/34	1,617,050	0.2
571,615		4.750%, due 11/01/34	618,351	0.1
1,349,398		4.750%, due 02/01/35	1,476,639	0.2
1,669,716		4.750%, due 04/01/35	1,826,985	0.2
1,379,667		4.750%, due 05/01/35	1,506,733	0.2
1,531,968		4.750%, due 07/01/35	1,672,655	0.2
200,738		4.750%, due 07/01/35	216,764	0.0
1,833,069		5.000%, due 10/25/35	2,016,765	0.3
188,127		5.300%, due 09/01/36	209,071	0.0
127,989		5.300%, due 10/01/36	141,185	0.0
90,495		5.300%, due 10/01/36	99,825	0.0
339,638		5.300%, due 12/01/36	375,878	0.1
194,100		5.300%, due 12/01/36	214,113	0.0
229,941		5.300%, due 02/01/37	253,649	0.0
153,071		5.300%, due 04/01/37	168,854	0.0
170,707		5.300%, due 05/01/37	188,308	0.0
569,353		5.300%, due 08/01/37	628,104	0.1
71,020		5.300%, due 10/01/37	78,880	0.0
548,869		5.500%, due 05/25/34	602,420	0.1
96,517		5.875%, due 06/01/35	108,618	0.0
2,934,313		6.000%, due 10/25/37	3,356,549	0.4
498,295		6.000%, due 01/25/44	560,276	0.1
7,654,162	^	6.096%, due 06/25/42	1,376,579	0.2
187,193		6.600%, due 07/01/27	204,308	0.0
104,835		6.600%, due 09/01/27	114,486	0.0
46,635		6.600%, due 11/01/27	47,617	0.0
37,991		6.600%, due 03/01/28	38,477	0.0
93,914		6.600%, due 06/01/28	99,524	0.0
106		7.000%, due 03/01/15	106	0.0
51,530		7.500%, due 05/01/28	54,652	0.0
1,609,883		8.463%, due 03/25/39	1,849,187	0.2
2,909		8.500%, due 09/01/15	2,932	0.0
2,941,452		16.489%, due 05/25/35	3,850,064	0.5
			125,577,067	15.3

		Government National Mortgage Association: 93.7%
26,720,311	^	0.116%, due 01/16/50	546,628	0.1
30,113,051	^	0.250%, due 06/20/36	275,546	0.0
1,739,382	^	0.345%, due 02/16/48	19,366	0.0
737,316		0.374%, due 02/20/34	726,359	0.1
24,901,680	^	0.455%, due 11/16/46	415,781	0.1
61,207,064	^	0.456%, due 01/16/51	1,506,783	0.2
9,666,748		0.556%, due 02/20/62	9,692,239	1.2
1,623,467		0.556%, due 03/20/63	1,625,205	0.2
8,790,188		0.570%, due 04/20/63	8,787,832	1.1
4,206,375		0.626%, due 06/20/63	4,226,404	0.5
2,259,861		0.756%, due 07/20/63	2,282,618	0.3
14,984,088		0.756%, due 12/20/63	15,096,701	1.9
3,597,163		0.806%, due 05/20/62	3,639,800	0.5
5,792,745		0.806%, due 05/20/63	5,866,556	0.7
4,398,179		0.876%, due 09/20/63	4,472,006	0.6
1,007,686	^	1.000%, due 06/16/37	32,715	0.0
4,805,628		1.155%, due 05/20/60	4,932,408	0.6
12,206,760		1.206%, due 02/20/62	12,528,982	1.5
4,244,767	^	1.397%, due 10/16/52	326,078	0.0
6,420,510		2.302%, due 10/20/63	7,109,562	0.9
1,900,000	^	2.500%, due 11/20/43	639,087	0.1
4,691,336		3.485%, due 05/20/41	5,081,944	0.6
153,300,000		3.500%, due 07/20/42	158,413,985	19.4
11,684,237		3.500%, due 05/20/43	12,101,675	1.5
4,000,000		3.526%, due 01/16/40	4,125,096	0.5
14,729,112		3.750%, due 05/20/42	15,251,112	1.9
14,439,456		3.750%, due 05/20/42	14,951,196	1.8
259,836		4.000%, due 05/20/33	277,963	0.0
387,133		4.000%, due 08/15/33	413,692	0.1
478,415		4.000%, due 01/15/34	509,935	0.1
See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

204,703		4.000%, due 03/15/34	217,614	0.0
289,270		4.000%, due 08/20/35	307,289	0.0
4,611,146	^	4.000%, due 04/20/38	572,400	0.1
3,038,615	^	4.000%, due 08/20/39	926,550	0.1
593,889		4.000%, due 05/15/40	631,346	0.1
8,256,332		4.000%, due 09/20/40	8,688,961	1.1
1,742,317		4.000%, due 12/20/40	1,783,426	0.2
4,315,475	^	4.000%, due 04/20/41	788,382	0.1
51,200,000		4.000%, due 06/20/41	54,263,993	6.6
10,961,331		4.000%, due 07/20/41	11,643,113	1.4
1,741,310		4.000%, due 10/20/41	1,827,011	0.2
2,194,221	^	4.000%, due 03/20/42	354,555	0.0
4,103,237		4.000%, due 04/20/42	4,368,117	0.5
1,470,124		4.000%, due 09/15/42	1,567,224	0.2
3,590,339		4.000%, due 10/20/42	3,813,994	0.5
3,361,367	^	4.000%, due 12/20/42	577,927	0.1
17,340,543		4.000%, due 03/15/43	18,434,227	2.3
8,332,000		4.000%, due 09/20/44	8,851,030	1.1
1,870,156		4.350%, due 01/16/48	1,968,143	0.2
3,000,000		4.397%, due 05/16/51	3,221,256	0.4
2,000,000		4.397%, due 05/16/51	2,136,172	0.3
2,248,703	^	4.500%, due 08/20/33	20,449	0.0
581,830		4.500%, due 10/20/33	622,262	0.1
167,997		4.500%, due 01/20/34	182,500	0.0
311,578		4.500%, due 01/20/34	338,465	0.0
190,813		4.500%, due 03/20/34	207,286	0.0
157,815		4.500%, due 05/20/34	171,419	0.0
326,314		4.500%, due 06/20/34	354,483	0.0
837,331	^	4.500%, due 02/20/35	25,902	0.0
626,503		4.500%, due 10/20/35	680,539	0.1
902,362	^	4.500%, due 02/20/36	45,436	0.0
35,048		4.500%, due 07/20/36	38,164	0.0
95,567		4.500%, due 08/20/36	104,055	0.0
426,738	^	4.500%, due 12/20/37	44,247	0.0
739,828	^	4.500%, due 02/20/38	20,354	0.0
916,552		4.500%, due 07/20/38	1,000,593	0.1
140,927		4.500%, due 07/20/38	153,020	0.0
6,319,301	^	4.500%, due 04/20/39	1,039,198	0.1
10,127,914		4.500%, due 05/16/39	10,974,744	1.3
4,761,000		4.500%, due 05/20/39	5,132,460	0.6
9,148,886		4.500%, due 05/20/39	9,962,442	1.2
202,246		4.500%, due 06/20/39	213,972	0.0
2,477,950		4.500%, due 10/15/39	2,719,911	0.3
2,102,061		4.500%, due 11/15/39	2,307,326	0.3
2,410,004		4.500%, due 11/15/39	2,645,345	0.3
596,958		4.500%, due 12/15/39	655,251	0.1
1,832,779		4.500%, due 01/15/40	1,995,461	0.2
291,826		4.500%, due 01/20/40	313,649	0.0
6,675,422		4.500%, due 02/15/40	7,267,953	0.9
644,693		4.500%, due 06/15/40	700,196	0.1
342,509		4.500%, due 07/20/40	368,124	0.1
2,374,920		4.500%, due 08/20/40	2,552,534	0.3
3,064,050		4.500%, due 09/20/40	3,331,174	0.4
374,182		4.500%, due 07/20/41	402,111	0.1
4,497,218		4.500%, due 09/20/41	4,895,528	0.6
17,659,839	^	4.500%, due 12/16/42	3,538,366	0.4
5,767,062		4.500%, due 02/20/44	6,269,514	0.8
1,764,037		4.500%, due 02/16/48	1,901,547	0.2
2,083,983		4.546%, due 07/20/62	2,271,150	0.3
2,075,353		4.625%, due 10/20/35	2,278,257	0.3
1,414,372		4.639%, due 08/20/42	1,548,260	0.2
11,361,717		4.660%, due 09/20/61	12,608,949	1.5
1,000,000		4.687%, due 01/16/50	1,081,304	0.1
1,915,601		4.750%, due 08/20/35	2,103,058	0.3
1,586,066		4.850%, due 05/20/40	1,723,799	0.2
4,575,429		4.861%, due 06/20/61	4,962,327	0.6
1,360,012		4.865%, due 04/16/48	1,419,131	0.2
110,865		5.000%, due 05/15/18	117,507	0.0
122,758		5.000%, due 03/20/24	130,736	0.0
400,916		5.000%, due 04/15/29	443,393	0.1

349,977		5.000%, due 04/15/30	386,265	0.1
3,348,984		5.000%, due 04/20/30	3,640,797	0.5
427,674		5.000%, due 10/15/30	473,322	0.1
417,669		5.000%, due 07/15/33	461,842	0.1
300,766		5.000%, due 10/20/33	331,288	0.0
500,735		5.000%, due 12/20/33	551,144	0.1
138,225		5.000%, due 02/20/34	152,247	0.0
186,514		5.000%, due 03/15/34	206,348	0.0
348,637		5.000%, due 04/15/34	383,822	0.1
226,656		5.000%, due 04/15/34	249,695	0.0
206,682		5.000%, due 07/20/34	227,650	0.0
5,412,578		5.000%, due 10/20/34	5,999,621	0.7
417,041		5.000%, due 12/20/34	460,909	0.1
85,894		5.000%, due 01/15/35	94,599	0.0
635,365		5.000%, due 03/15/35	702,723	0.1
84,688		5.000%, due 03/15/35	93,665	0.0
3,050,606		5.000%, due 03/20/35	3,404,922	0.4
182,696		5.000%, due 04/15/35	201,213	0.0
171,142		5.000%, due 04/15/35	188,488	0.0
827,747		5.000%, due 04/15/35	922,479	0.1
178,048		5.000%, due 04/15/35	196,967	0.0
65,901		5.000%, due 05/15/35	73,307	0.0
267,312		5.000%, due 05/20/35	297,984	0.0
2,237,424	^	5.000%, due 05/20/35	29,031	0.0
93,666		5.000%, due 06/15/35	103,160	0.0
677,431		5.000%, due 07/20/35	751,427	0.1
175,663		5.000%, due 09/15/35	193,262	0.0
424,814	^	5.000%, due 09/16/35	18,307	0.0
1,404,311		5.000%, due 10/20/35	1,569,002	0.2
1,392,917		5.000%, due 11/20/35	1,546,667	0.2
107,417		5.000%, due 12/15/35	118,300	0.0
781,596		5.000%, due 04/20/36	865,719	0.1
70,567		5.000%, due 05/20/37	77,703	0.0
148,459		5.000%, due 09/20/37	158,319	0.0
115,580		5.000%, due 12/20/37	127,270	0.0
106,438		5.000%, due 12/20/37	117,236	0.0
4,378,534	^	5.000%, due 01/20/38	584,824	0.1
337,436		5.000%, due 01/20/38	371,473	0.1
170,162		5.000%, due 02/15/38	187,325	0.0
391,540		5.000%, due 06/20/38	419,603	0.1
182,038		5.000%, due 06/20/38	194,972	0.0
58,978		5.000%, due 08/20/38	63,205	0.0
322,186		5.000%, due 10/20/38	345,277	0.0
342,894		5.000%, due 11/20/38	367,472	0.1
1,089,204		5.000%, due 01/20/39	1,167,828	0.1
458,335		5.000%, due 02/15/39	504,810	0.1
707,134		5.000%, due 03/15/39	785,890	0.1
1,029,000		5.000%, due 05/20/39	1,146,062	0.1
2,184,786	^	5.000%, due 07/16/39	390,119	0.1
583,919		5.000%, due 10/20/39	647,048	0.1
1,778,249		5.000%, due 11/15/39	1,977,183	0.2
3,194,450		5.000%, due 11/15/39	3,533,445	0.4
539,798		5.000%, due 11/15/39	598,270	0.1
3,039,651		5.000%, due 12/20/39	3,382,175	0.4
1,445,066		5.000%, due 12/20/39	1,593,662	0.2
8,600,628	^	5.000%, due 03/20/40	1,562,517	0.2
844,284		5.000%, due 04/15/40	934,794	0.1
1,951,483		5.000%, due 05/15/40	2,173,794	0.3
40,109,943		5.000%, due 05/20/40	44,281,337	5.4
1,295,861		5.000%, due 09/15/40	1,432,092	0.2
1,974,268		5.000%, due 09/15/40	2,183,461	0.3
1,254,682	^	5.000%, due 05/20/41	282,551	0.0
3,179,729		5.000%, due 07/20/41	3,531,157	0.4
8,100,000		5.250%, due 01/20/38	8,825,930	1.1
1,140,831		5.425%, due 04/16/39	1,238,539	0.2
888,789		5.457%, due 03/16/44	955,833	0.1
175,893		5.500%, due 08/20/24	194,962	0.0
4,332		5.500%, due 04/20/29	4,803	0.0
117,265		5.500%, due 12/20/32	133,203	0.0
1,211,743		5.500%, due 01/16/33	1,342,258	0.2

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

2,336,788		5.500%, due 01/17/33	2,603,206	0.3
3,746,233		5.500%, due 02/20/33	4,061,901	0.5
403,394		5.500%, due 08/20/33	458,155	0.1
1,820,379		5.500%, due 10/20/33	2,004,892	0.3
86,658		5.500%, due 11/20/33	96,090	0.0
119,227		5.500%, due 12/20/33	135,359	0.0
225,000		5.500%, due 02/20/34	254,399	0.0
4,661,582		5.500%, due 03/16/34	5,322,681	0.7
257,495		5.500%, due 03/20/34	285,525	0.0
615,610		5.500%, due 04/20/34	653,122	0.1
363,907		5.500%, due 04/20/34	420,313	0.1
717,282		5.500%, due 04/20/34	814,606	0.1
10,889		5.500%, due 04/20/34	12,066	0.0
107,533		5.500%, due 06/20/34	119,240	0.0
412,738		5.500%, due 06/20/34	459,381	0.1
360,905		5.500%, due 07/20/34	400,927	0.1
138,612		5.500%, due 07/20/34	153,695	0.0
253,311		5.500%, due 01/20/35	280,866	0.0
810,188		5.500%, due 05/15/35	904,617	0.1
472,074		5.500%, due 05/20/35	525,900	0.1
164,097		5.500%, due 06/20/35	181,938	0.0
1,466,955		5.500%, due 07/15/35	1,647,550	0.2
877,510		5.500%, due 08/15/35	982,390	0.1
32,689		5.500%, due 08/20/35	36,245	0.0
566,599		5.500%, due 09/20/35	631,670	0.1
10,544,612		5.500%, due 12/16/35	11,825,645	1.5
2,722,724		5.500%, due 02/20/36	3,152,158	0.4
186,846		5.500%, due 04/15/36	207,760	0.0
200,876		5.500%, due 06/20/36	228,096	0.0
1,250,000		5.500%, due 08/16/36	1,395,126	0.2
200,000		5.500%, due 07/16/37	222,915	0.0
3,761,332		5.500%, due 10/20/37	4,187,910	0.5
80,794		5.500%, due 06/20/38	86,392	0.0
91,079		5.500%, due 08/20/38	97,390	0.0
156,462		5.500%, due 09/20/38	167,304	0.0
21,316		5.500%, due 10/20/38	22,793	0.0
247,635		5.500%, due 11/20/38	264,795	0.0
24,029		5.500%, due 12/20/38	25,694	0.0
103,557		5.500%, due 01/15/39	115,163	0.0
10,087,726		5.500%, due 01/15/39	11,565,164	1.4
82,315		5.500%, due 01/20/39	88,055	0.0
755,935		5.500%, due 03/20/39	808,645	0.1
201,034		5.500%, due 06/15/39	224,381	0.0
81,870		5.500%, due 06/20/39	87,528	0.0
2,631,407		5.500%, due 09/16/39	3,022,613	0.4
141,664		5.500%, due 10/20/39	160,932	0.0
407,102		5.500%, due 09/15/40	452,744	0.1
791,420	^	5.500%, due 09/16/40	124,760	0.0
6,189,534		5.750%, due 07/20/38	6,783,132	0.8
8,894,099	^	5.847%, due 09/20/38	1,256,243	0.2
10,916,020	^	5.847%, due 12/20/40	1,874,246	0.2
4,985,544	^	5.897%, due 12/20/40	899,510	0.1
4,165,601	^	5.947%, due 05/20/32	548,337	0.1
1,688,922		5.970%, due 11/15/31	1,752,998	0.2
3,470,161	^	5.996%, due 09/16/39	549,285	0.1
177,798		6.000%, due 01/20/24	191,632	0.0
283,404		6.000%, due 10/15/25	326,236	0.0
593,370		6.000%, due 04/15/26	670,468	0.1
154,112		6.000%, due 10/20/27	173,171	0.0
257,829		6.000%, due 05/15/29	294,588	0.0
1,272,454		6.000%, due 12/16/33	1,408,383	0.2
1,043,842	^	6.000%, due 01/20/34	210,756	0.0
1,874,665		6.000%, due 03/20/34	2,324,693	0.3
208,036		6.000%, due 10/20/34	239,289	0.0
745,500		6.000%, due 04/20/36	846,572	0.1
513,169		6.000%, due 03/15/37	578,535	0.1
7,610,000		6.000%, due 07/20/37	8,500,952	1.0
347,448		6.000%, due 09/20/37	391,283	0.1
3,915,865		6.000%, due 10/20/37	4,449,994	0.5
2,110,031		6.000%, due 03/20/38	2,430,971	0.3
45,234		6.000%, due 05/20/38	49,720	0.0
141,663		6.000%, due 08/20/38	151,948	0.0
163,748		6.000%, due 09/20/38	175,637	0.0
261,763		6.000%, due 10/20/38	280,768	0.0
247,059		6.000%, due 11/15/38	278,670	0.0
426,578		6.000%, due 12/15/38	481,158	0.1
319,671		6.000%, due 12/15/38	360,888	0.1
2,223,829		6.000%, due 07/16/39	2,583,776	0.3
923,132		6.000%, due 08/15/39	1,053,303	0.1
821,793		6.000%, due 08/15/39	927,131	0.1
661,675		6.000%, due 10/20/39	836,345	0.1
2,123,551	^	6.000%, due 01/16/40	856,632	0.1
17,817,587	^	6.196%, due 04/16/39	2,419,365	0.3
3,841,228	^	6.346%, due 05/16/38	653,265	0.1
7,196,269	^	6.347%, due 09/20/37	1,183,434	0.2
7,917,009	^	6.347%, due 09/20/38	1,002,665	0.1
231,650		6.490%, due 01/15/28	261,584	0.0
6,443,467	^	6.496%, due 09/16/40	1,167,905	0.1
12,151,843	^	6.496%, due 04/16/42	2,819,659	0.4
82,368		6.500%, due 07/20/29	94,800	0.0
62,969		6.500%, due 07/20/32	65,536	0.0
2,745		6.500%, due 09/20/34	3,147	0.0
120,215		6.500%, due 05/20/38	130,484	0.0
3,053,704	^	6.616%, due 02/16/35	537,386	0.1
3,683		6.750%, due 08/15/28	4,179	0.0
468,724		7.000%, due 05/16/32	527,272	0.1
19,036		7.250%, due 01/15/29	19,655	0.0
2,845,438	^	7.346%, due 05/16/31	532,170	0.1
1,513,696	^	7.446%, due 10/16/29	328,218	0.0
26,488		7.500%, due 08/20/27	31,998	0.0
913,317		7.500%, due 02/20/34	966,175	0.1
4,575,698	^	7.500%, due 04/16/37	1,435,660	0.2
1,271,819		7.500%, due 08/20/39	1,592,351	0.2
1,263,494		7.500%, due 08/20/39	1,810,489	0.2
12,336		7.800%, due 05/15/19	12,390	0.0
1,294		8.000%, due 03/20/24	1,299	0.0
20,226		8.000%, due 11/15/25	22,990	0.0
10,594		8.000%, due 07/15/26	12,324	0.0
35,302		8.000%, due 07/15/26	40,229	0.0
35,749		8.000%, due 09/15/26	39,115	0.0
21,701		8.000%, due 09/20/26	26,605	0.0
18,874		8.000%, due 12/15/26	21,433	0.0
9,466		8.000%, due 04/15/27	10,805	0.0
4,563		8.000%, due 06/15/27	4,583	0.0
38,892		8.000%, due 07/15/27	43,732	0.0
12,695		8.000%, due 03/15/28	12,866	0.0
17,864		8.050%, due 07/15/19	17,944	0.0
75,455		8.847%, due 04/20/34	79,885	0.0
10,857		9.000%, due 05/15/16	10,910	0.0
2,835		9.500%, due 11/15/21	3,287	0.0
1,323,883		13.993%, due 09/16/31	1,667,516	0.2
67,933		15.693%, due 01/20/32	91,899	0.0
150,693		19.745%, due 09/20/37	206,619	0.0
413,796		20.539%, due 02/16/32	566,777	0.1
371,010		24.737%, due 04/16/37	520,841	0.1
			767,135,802	93.7

	Total U.S. Government Agency Obligations (Cost $895,821,543)		906,691,753	110.7

	Total Investments in Securities (Cost $899,109,923)		$908,944,018	111.0
	Liabilities in Excess of Other Assets		(90,226,920)	(11.0)
	Net Assets		$818,717,098	100.0

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $900,342,302.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,058,443
Gross Unrealized Depreciation	(6,456,727)

Net Unrealized Appreciation	$8,601,716

See Accompanying Notes to Financial Statements

4

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.2%
		Basic Materials: 6.6%
650,000		Aleris International, Inc., 7.875%, 11/01/20	650,000	0.1
942,000		ArcelorMittal, 6.125%, 06/01/18	1,000,875	0.2
3,000,000		ArcelorMittal, 6.000%, 03/01/21	3,165,000	0.6
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,431,412	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	924,600	0.2
1,500,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,447,500	0.3
250,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	252,656	0.0
2,250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,297,812	0.5
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	778,125	0.1
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,021,250	0.2
450,000		Hexion US Finance Corp., 6.625%, 04/15/20	454,500	0.1
2,050,000		Huntsman International LLC, 4.875%, 11/15/20	2,029,500	0.4
1,750,000	#	INEOS Group Holdings SA, 6.125%, 08/15/18	1,752,188	0.3
2,000,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	1,790,000	0.4
200,000		PolyOne Corp., 5.250%, 03/15/23	195,000	0.0
1,269,000		PolyOne Corp., 7.375%, 09/15/20	1,340,381	0.3
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,331,250	0.3
1,500,000	#	Prince Mineral Holding Corp., 12.000%, 12/15/19	1,687,500	0.3
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	316,210	0.1
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	522,500	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,193,250	0.2
925,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	938,875	0.2
925,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	931,938	0.2
1,290,000		Tronox Finance LLC, 6.375%, 08/15/20	1,302,900	0.3
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,522,500	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,090,350	0.4
555,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	566,100	0.1
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	572,344	0.1
			33,506,516	6.6

		Communications: 17.0%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,022,500	0.2
1,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,027,500	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,075,000	0.2
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,697,400	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	34,781	0.0
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	693,262	0.1
720,000		Cablevision Systems Corp., 7.750%, 04/15/18	783,000	0.2
200,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	200,250	0.0
700,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	703,500	0.1
750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	737,812	0.2
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	1,997,500	0.4
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	680,062	0.1
460,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	477,825	0.1
2,550,000		CenturyLink, Inc., 5.625%, 04/01/20	2,639,887	0.5
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,682,188	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	516,875	0.1
735,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	779,100	0.2
350,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	363,650	0.1
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	274,725	0.1
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	750,075	0.2

See Accompanying Notes to Financial Statements

5

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	108,675	0.0
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,595,025	0.3
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,552,500	0.3
1,130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,240,175	0.2
1,650,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,588,125	0.3
1,500,000		DISH DBS Corp., 5.125%, 05/01/20	1,507,500	0.3
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,029,206	0.2
800,000		DISH DBS Corp., 5.875%, 07/15/22	818,000	0.2
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,152,925	0.2
480,000		DISH DBS Corp., 7.875%, 09/01/19	543,600	0.1
715,000		Equinix, Inc., 5.375%, 04/01/23	711,425	0.1
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,042,500	0.2
200,000		Frontier Communications Corp., 8.250%, 04/15/17	223,000	0.0
600,000	#	Gannett Co., Inc., 5.500%, 09/15/24	592,500	0.1
1,750,000	#	Gannett Co., Inc., 6.375%, 10/15/23	1,824,375	0.4
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,003,625	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	903,375	0.2
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	479,375	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	528,750	0.1
440,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	471,350	0.1
2,000,000		Intelsat Luxembourg SA, 7.750%, 06/01/21	2,047,500	0.4
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	1,047,500	0.2
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,070,000	0.4
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,627,088	0.3
1,500,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	1,537,500	0.3
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	649,688	0.1
1,250,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,268,750	0.3
1,500,000	#	Netflix, Inc., 5.750%, 03/01/24	1,552,500	0.3
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,545,000	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,215,625	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	569,250	0.1
985,000	#	Numericable Group SA, 6.250%, 05/15/24	983,769	0.2
2,295,000	#	Numericable Group SA, 6.000%, 05/15/22	2,315,081	0.5
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,095,000	0.2
1,030,000	#	SBA Communications Corp., 4.875%, 07/15/22	991,375	0.2
1,650,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,687,125	0.3
3,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	3,090,600	0.6
660,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	671,550	0.1
1,500,000	#	Softbank Corp., 4.500%, 04/15/20	1,501,875	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,344,000	0.3
2,845,000	#	Sprint Corp., 7.125%, 06/15/24	2,877,006	0.6
2,000,000	#	Sprint Corp., 7.250%, 09/15/21	2,087,500	0.4
1,845,000	#	Sprint Corp., 7.875%, 09/15/23	1,964,925	0.4
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	486,875	0.1
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	770,569	0.2
1,170,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,187,550	0.2
750,000	#	Telesat Canada, 6.000%, 05/15/17	768,188	0.2
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	413,500	0.1
1,000,000		T-Mobile USA, Inc., 6.125%, 01/15/22	1,008,750	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	790,725	0.2
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,028,750	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	821,000	0.2
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	257,813	0.1
1,860,000	#	West Corp., 5.375%, 07/15/22	1,720,500	0.3
1,400,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,352,750	0.3
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,319,825	0.3
			85,719,900	17.0

		Consumer, Cyclical: 13.2%
1,470,000		Affinia Group, Inc., 7.750%, 05/01/21	1,517,775	0.3

See Accompanying Notes to Financial Statements

6

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

400,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	410,000	0.1
500,000		AMC Entertainment, Inc., 5.875%, 02/15/22	506,250	0.1
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,050,937	0.2
1,050,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	1,128,750	0.2
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,982,025	0.4
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,635,000	0.3
2,420,000	#	Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	2,400,338	0.5
765,000	#	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	721,013	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,615,587	0.3
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	950,400	0.2
1,365,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,325,756	0.3
1,315,000	#	Century Communities, Inc., 6.875%, 05/15/22	1,331,437	0.3
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,971,000	0.4
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	479,812	0.1
430,000		DineEquity, Inc., 9.500%, 10/30/18	453,112	0.1
1,500,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	1,571,550	0.3
2,190,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,354,250	0.5
1,480,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,450,400	0.3
500,000	#	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	491,563	0.1
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	421,000	0.1
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	435,000	0.1
645,000		KB Home, 4.750%, 05/15/19	628,875	0.1
750,000		KB Home, 6.250%, 06/15/15	772,500	0.1
1,450,000		LKQ Corp., 4.750%, 05/15/23	1,410,125	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,930,000	0.4
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,095,000	0.2
1,065,000		Meritage Homes Corp., 7.000%, 04/01/22	1,155,525	0.2
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,689,975	0.3
500,000		MGM Mirage, 7.500%, 06/01/16	535,000	0.1
1,000,000		MGM Resorts International, 5.250%, 03/31/20	1,002,500	0.2
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,672,500	0.3
500,000		MGM Resorts International, 8.625%, 02/01/19	566,300	0.1
434,000	#,&	Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.500%, 08/01/18	443,765	0.1
335,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	334,163	0.1
1,100,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,116,500	0.2
250,000	#	Neiman Marcus Group LLC/The, 8.000%, 10/15/21	261,250	0.0
1,250,000	#,&	Neiman Marcus Group LLC/The, 8.750%, 10/15/21	1,321,875	0.3
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,560,450	0.3
525,000		Party City Holdings, Inc., 8.875%, 08/01/20	569,625	0.1
1,000,000		PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	1,010,000	0.2
1,020,000		Pinnacle Entertainment, Inc., 6.375%, 08/01/21	1,071,000	0.2
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	241,200	0.0
500,000		Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	507,500	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	785,625	0.2
600,000		Ryland Group, Inc., 5.375%, 10/01/22	588,000	0.1
750,000		Ryland Group, Inc., 6.625%, 05/01/20	798,750	0.2
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	1,930,000	0.4
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,411,795	0.3
750,000		Shea Homes L.P. / Shea Homes Funding Corp., 8.625%, 05/15/19	795,000	0.2
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,920,000	0.4
1,910,000		Springs Industries, Inc., 6.250%, 06/01/21	1,881,350	0.4
1,100,000		Standard Pacific Corp., 8.375%, 01/15/21	1,265,000	0.2
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	840,000	0.2
1,000,000		United Continental Holdings, Inc., 6.000%, 07/15/28	925,000	0.2
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,545,000	0.3

See Accompanying Notes to Financial Statements

7

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	1,999,275	0.4
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	245,613	0.0
1,460,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,405,250	0.3
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,181,250	0.2
			66,615,491	13.2

		Consumer, Non-cyclical: 19.3%
2,000,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,960,000	0.4
1,250,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,339,062	0.3
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,750,500	0.3
655,000		Amsurg Corp., 5.625%, 11/30/20	664,825	0.1
1,805,000	#	Amsurg Corp., 5.625%, 07/15/22	1,795,975	0.4
1,110,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,118,325	0.2
1,150,000		ARAMARK Corp., 5.750%, 03/15/20	1,184,500	0.2
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,662,500	0.5
1,500,000		Biomet, Inc., 6.500%, 10/01/20	1,578,750	0.3
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,262,500	0.2
2,000,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	2,100,000	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,362,075	0.3
1,913,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,911,804	0.4
1,500,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,708,125	0.3
330,000	#	Ceridian LLC / Comdata, Inc., 8.125%, 11/15/17	331,237	0.1
500,000	#	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	501,250	0.1
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	618,000	0.1
1,000,000	#	CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,047,500	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	201,400	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	267,550	0.1
1,340,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,319,062	0.3
745,000		DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	783,647	0.2
1,820,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	1,824,550	0.4
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,891,062	0.4
1,610,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	1,593,900	0.3
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	643,500	0.1
3,620,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,801,000	0.8
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,505,106	0.3
360,000		HCA, Inc., 7.250%, 09/15/20	378,900	0.1
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,029,500	0.4
375,000		HDTFS, Inc., 6.250%, 10/15/22	381,562	0.1
309,000		Healthsouth Corp., 7.250%, 10/01/18	320,201	0.1
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,556,250	0.3
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,605,800	0.3
865,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	875,812	0.2
500,000	#	Jaguar Holding Co., 9.500%, 12/01/19	538,125	0.1
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	723,750	0.1
420,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	443,100	0.1
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,213,250	0.2
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,061,875	0.2
1,220,000	#	Light Tower Rentals, Inc., 8.125%, 08/01/19	1,238,300	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,460,000	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,063,875	0.4
1,485,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,488,712	0.3
1,790,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	1,812,375	0.4
1,000,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,040,000	0.2
620,000		Omnicare, Inc., 7.750%, 06/01/20	658,750	0.1
1,224,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	1,315,800	0.3
1,130,000		Prestige Brands, Inc., 8.125%, 02/01/20	1,209,100	0.2
1,635,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	1,587,994	0.3
1,250,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,331,250	0.3
1,250,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,328,125	0.3

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

500,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	523,125	0.1
750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	810,938	0.2
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	501,250	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	530,000	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	826,875	0.2
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,528,638	0.3
1,500,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,627,500	0.3
743,000		ServiceMaster Co., 7.000%, 08/15/20	776,435	0.2
420,000		ServiceMaster Co., 7.450%, 08/15/27	426,300	0.1
1,050,000	#	Shearer's Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,147,125	0.2
1,100,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,152,250	0.2
1,280,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,326,400	0.3
1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,060,000	0.2
1,095,000		Tenet Healthcare Corp., 6.250%, 11/01/18	1,167,544	0.2
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,066,344	0.4
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,100,000	0.2
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	795,000	0.2
165,000		United Rentals North America, Inc., 5.750%, 07/15/18	172,838	0.0
500,000		United Rentals North America, Inc., 6.125%, 06/15/23	516,250	0.1
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	410,988	0.1
1,785,000		United Rentals North America, Inc., 7.625%, 04/15/22	1,959,038	0.4
190,000		United Rentals North America, Inc., 8.250%, 02/01/21	206,625	0.0
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	947,188	0.2
1,850,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	1,748,250	0.3
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,326,563	0.3
1,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	1,073,750	0.2
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,586,250	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,067,281	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	505,313	0.1
1,500,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	1,533,750	0.3
740,000		WhiteWave Foods Co/The, 5.375%, 10/01/22	749,250	0.1
			97,559,169	19.3

		Diversified: 0.5%
1,150,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,128,437	0.2
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	723,938	0.1
779,000	#	Nielsen Co. Luxembourg SARL/The, 5.500%, 10/01/21	786,790	0.2
			2,639,165	0.5

		Energy: 16.6%
1,055,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,097,200	0.2
925,000	#	American Energy - Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	862,562	0.2
360,000	#	American Energy-Permian Basin LLC / AEPB Finance Corp., 7.125%, 11/01/20	331,200	0.1
1,890,000	#	Antero Resources Corp., 5.125%, 12/01/22	1,840,387	0.4
1,500,000		Approach Resources, Inc., 7.000%, 06/15/21	1,492,500	0.3
1,035,000		Arch Coal, Inc., 7.250%, 06/15/21	504,562	0.1
1,000,000	#	Arch Coal, Inc., 8.000%, 01/15/19	862,500	0.2
1,310,000	#	Athlon Holdings L.P. / Athlon Finance Corp., 6.000%, 05/01/22	1,408,250	0.3
670,000	#	Baytex Energy Corp., 5.125%, 06/01/21	656,600	0.1
670,000	#	Baytex Energy Corp., 5.625%, 06/01/24	645,712	0.1
1,600,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,656,000	0.3
1,290,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	1,231,950	0.2
400,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	442,000	0.1
750,000		Chaparral Energy, Inc., 7.625%, 11/15/22	772,500	0.2
895,000		Chaparral Energy, Inc., 8.250%, 09/01/21	962,125	0.2
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	2,485,437	0.5
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,329,600	0.3

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,000,000		Clayton Williams Energy, Inc., 7.750%, 04/01/19	1,032,500	0.2
1,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,511,250	0.3
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,881,000	0.4
625,000		El Paso Corp., 7.250%, 06/01/18	709,375	0.1
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,347,000	0.3
1,500,000		Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,477,500	0.3
250,000	#	Energy XXI Gulf Coast, Inc., 6.875%, 03/15/24	235,625	0.0
750,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	770,625	0.2
1,000,000	#	Gibson Energy, Inc., 6.750%, 07/15/21	1,065,000	0.2
275,000	#	Gulfport Energy Corp., 7.750%, 11/01/20	288,062	0.1
2,420,000		Halcon Resources Corp., 8.875%, 05/15/21	2,395,800	0.5
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,686,562	0.3
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	917,656	0.2
750,000		Kodiak Oil & Gas Corp., 5.500%, 01/15/21	761,250	0.1
250,000		Kodiak Oil & Gas Corp., 5.500%, 02/01/22	252,500	0.0
1,000,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	985,000	0.2
500,000	#	Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	492,500	0.1
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	522,500	0.1
1,345,000		Linn Energy LLC / Linn Energy Finance Corp., 6.250%, 11/01/19	1,319,781	0.3
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	531,563	0.1
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,130,744	0.2
1,500,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	1,500,000	0.3
1,050,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	1,029,000	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,000,725	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	1,040,000	0.2
215,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	225,213	0.0
500,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	528,750	0.1
500,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	530,000	0.1
405,000		Oasis Petroleum, Inc., 7.250%, 02/01/19	424,744	0.1
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	305,100	0.1
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	612,000	0.1
1,650,000	#	Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	1,711,875	0.3
1,230,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,223,850	0.2
1,380,000		QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	1,573,200	0.3
1,655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,609,488	0.3
360,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	355,950	0.1
655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	668,100	0.1
780,000	#	Rex Energy Corp., 6.250%, 08/01/22	755,625	0.1
1,000,000		Rex Energy Corp., 8.875%, 12/01/20	1,080,000	0.2
1,750,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	1,815,625	0.4
360,000	#	Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	357,300	0.1
1,815,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,778,700	0.4
140,000		Rosetta Resources, Inc., 5.875%, 06/01/24	137,725	0.0
940,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	934,266	0.2
1,450,000		Sanchez Energy Corp., 7.750%, 06/15/21	1,558,750	0.3
1,100,000		SandRidge Energy, Inc., 7.500%, 02/15/23	1,073,875	0.2
500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	490,000	0.1
450,000		SandRidge Energy, Inc., 8.125%, 10/15/22	451,688	0.1
1,995,000		SemGroup Corp., 7.500%, 06/15/21	2,104,725	0.4
1,835,000	#	Seventy Seven Energy, Inc., 6.500%, 07/15/22	1,812,063	0.4
500,000		SM Energy Co., 5.000%, 01/15/24	480,000	0.1
600,000		SM Energy Co., 6.500%, 01/01/23	627,000	0.1
1,500,000		Stone Energy Corp., 7.500%, 11/15/22	1,552,950	0.3

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

850,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	835,125	0.2
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	1,075,000	0.2
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	527,500	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	548,600	0.1
390,000		SunCoke Energy, Inc., 7.625%, 08/01/19	411,743	0.1
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,702,575	0.3
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,075,000	0.4
720,000	#	Triangle USA Petroleum Corp., 6.750%, 07/15/22	706,500	0.1
1,780,000		Westmoreland Coal Co. / Westmoreland Partners, 10.750%, 02/01/18	1,873,450	0.4
1,865,000		WPX Energy, Inc., 6.000%, 01/15/22	1,925,613	0.4
			83,924,271	16.6

		Financial: 5.4%
2,935,000	#	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	2,850,619	0.6
500,000		Ally Financial, Inc., 3.125%, 01/15/16	502,500	0.1
1,000,000		Ally Financial, Inc., 3.500%, 01/27/19	975,000	0.2
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,732,500	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	858,112	0.2
455,000		Ally Financial, Inc., 8.300%, 02/12/15	465,237	0.1
540,000		American General Finance Corp., 5.400%, 12/01/15	553,500	0.1
1,850,000		CBRE Services, Inc., 5.250%, 03/15/25	1,843,062	0.4
520,000		CIT Group, Inc., 4.250%, 08/15/17	526,500	0.1
1,000,000		CIT Group, Inc., 5.250%, 03/15/18	1,032,500	0.2
250,000		CIT Group, Inc., 5.375%, 05/15/20	259,063	0.1
250,000		CIT Group, Inc., 5.000%, 05/15/17	256,875	0.0
810,000		CIT Group, Inc., 5.000%, 08/15/22	815,063	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	312,112	0.1
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	914,250	0.2
1,150,000		Crown Castle International Corp., 5.250%, 01/15/23	1,144,250	0.2
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	992,500	0.2
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,032,500	0.2
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,167,963	0.2
510,000		International Lease Finance Corp., 6.250%, 05/15/19	548,250	0.1
470,000		International Lease Finance Corp., 8.250%, 12/15/20	556,950	0.1
335,000		iStar Financial, Inc., 4.000%, 11/01/17	326,625	0.1
670,000		iStar Financial, Inc., 5.000%, 07/01/19	648,225	0.1
1,675,000	#	Outerwall, Inc., 5.875%, 06/15/21	1,587,063	0.3
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	1,260,600	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	537,500	0.1
770,000	#	Realogy Corp., 7.875%, 02/15/19	808,500	0.2
1,000,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	1,015,000	0.2
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	633,675	0.1
1,200,000		Synovus Financial Corp., 5.125%, 06/15/17	1,233,000	0.2
			27,389,494	5.4

		Industrial: 8.3%
1,100,000	#	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,146,750	0.2
1,509,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,580,677	0.3
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	374,625	0.1
370,000	#	AECOM Technology Corp., 5.875%, 10/15/24	377,400	0.1
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,230,531	0.2
1,470,000	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,484,700	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,002,500	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	89,559	0.0

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

745,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	810,187	0.2
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,369,000	0.3
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	246,875	0.0
500,000		Boise Cascade Co., 6.375%, 11/01/20	522,500	0.1
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	173,250	0.0
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	351,750	0.1
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,631,250	0.3
2,000,000	#	CNH Industrial Capital LLC, 3.375%, 07/15/19	1,895,000	0.4
1,700,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	1,606,500	0.3
1,320,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	1,412,400	0.3
1,000,000		Darling Ingredients, Inc., 5.375%, 01/15/22	1,013,750	0.2
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,318,750	0.3
860,000		Ducommun, Inc., 9.750%, 07/15/18	934,175	0.2
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,259,375	0.3
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,625,400	0.3
1,000,000		Headwaters, Inc., 7.625%, 04/01/19	1,047,500	0.2
500,000		Headwaters, Inc., 7.250%, 01/15/19	520,000	0.1
1,000,000	&	Interline Brands, Inc., 10.000%, 11/15/18	1,047,500	0.2
880,000	#	JM Huber Corp., 9.875%, 11/01/19	990,000	0.2
1,110,000		Kemet Corp., 10.500%, 05/01/18	1,166,887	0.2
233,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	251,640	0.1
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	528,750	0.1
1,100,000		Nortek, Inc., 8.500%, 04/15/21	1,188,000	0.2
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,654,425	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,040,000	0.4
1,425,000	#	Sanmina Corp., 4.375%, 06/01/19	1,400,063	0.3
310,000		SPX Corp., 6.875%, 09/01/17	339,450	0.1
1,470,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	1,462,650	0.3
660,000	#	TransDigm, Inc., 6.500%, 07/15/24	658,350	0.1
660,000	#	TransDigm, Inc., 6.000%, 07/15/22	652,575	0.1
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,540,688	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,608,750	0.3
325,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	345,719	0.1
			41,899,851	8.3

		Materials: 0.4%
2,000,000		Louisiana-Pacific Corp., 7.500%, 06/01/20	2,140,000	0.4

		Technology: 5.5%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,040,000	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,645,425	0.3
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,551,113	0.3
750,000	#	Audatex North America, Inc., 6.125%, 11/01/23	772,500	0.2
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	793,100	0.2
1,290,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	1,328,700	0.3
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,688,750	0.3
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	832,500	0.2
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	834,000	0.2
1,283,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	1,366,395	0.3
1,000,000	#,&	Eagle Midco, Inc., 9.000%, 06/15/18	1,026,250	0.2
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	2,003,669	0.4
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,422,900	0.3
1,050,000		Epicor Software Corp., 8.625%, 05/01/19	1,115,625	0.2
742,000	#	First Data Corp., 6.750%, 11/01/20	788,375	0.2
145,000	#	First Data Corp., 8.250%, 01/15/21	154,425	0.0
646,000	#,&	First Data Corp., 8.750%, 01/15/22	687,990	0.1
1,230,000		First Data Corp., 10.625%, 06/15/21	1,405,275	0.3
918,000		First Data Corp., 11.750%, 08/15/21	1,067,175	0.2
665,000	#	iGATE Corp., 4.750%, 04/15/19	648,375	0.1
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	770,625	0.1

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,140,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,134,300	0.2
355,000		Infor US, Inc., 9.375%, 04/01/19	384,731	0.1
500,000		Infor US, Inc., 11.500%, 07/15/18	557,500	0.1
620,000		MedAssets, Inc., 8.000%, 11/15/18	646,350	0.1
750,000		NCR Corp., 5.000%, 07/15/22	736,875	0.1
1,300,000		NCR Corp., 6.375%, 12/15/23	1,368,250	0.3
200,000		NCR Corp., 5.875%, 12/15/21	205,500	0.0
			27,976,673	5.5

		Telecommunication Services: 0.3%
1,495,000		CenturyLink, Inc., 5.800%, 03/15/22	1,539,850	0.3

		Utilities: 2.1%
710,000		AES Corp., 7.375%, 07/01/21	798,750	0.2
725,000		Calpine Corp., 5.375%, 01/15/23	704,156	0.2
725,000		Calpine Corp., 5.750%, 01/15/25	704,156	0.1
1,500,000	#	Calpine Corp., 6.000%, 01/15/22	1,586,250	0.3
500,000		DPL, Inc., 6.500%, 10/15/16	531,250	0.1
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,037,500	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,605,000	0.3
1,490,000	#	NGL Energy Partners L.P. / NGL Energy Finance Corp., 5.125%, 07/15/19	1,465,788	0.3
1,000,000	#	NRG Energy, Inc., 6.250%, 07/15/22	1,030,625	0.2
830,000		NRG Energy, Inc., 7.875%, 05/15/21	896,400	0.2
			10,359,875	2.1

	Total Corporate Bonds/Notes (Cost $479,964,917)		481,270,255	95.2

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,939	0.2

	Total Asset-Backed Securities (Cost $997,500)		1,081,939	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
195	@	American Media, Inc.	98	0.0
5,810	@ American Media, Inc., Stock Certificates	–	–

	Total Common Stock (Cost $136,656)	98	0.0

	Total Long-Term Investments (Cost $481,099,073)	482,352,292	95.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Commercial Paper: 1.3%
4,000,000	Apache Corp., 0.270%, 10/02/14	3,999,939	0.8
1,099,000	Autozone Inc., 0.230%, 10/03/14	1,098,979	0.2
1,143,000	Autozone Inc., 0.230%, 10/08/14	1,142,941	0.3
		6,241,859	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
2,648,756	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,648,756)	2,648,756	0.5

	Total Short-Term Investments (Cost $8,890,615)	8,890,615	1.8

	Total Investments in Securities (Cost $489,989,688)	$491,242,907	97.2
	Assets in Excess of Other Liabilities	14,338,732	2.8
	Net Assets	$505,581,639	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind

Cost for federal income tax purposes is $489,994,436.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,200,154
Gross Unrealized Depreciation	(6,951,683)

Net Unrealized Appreciation	$1,248,471
See Accompanying Notes to Financial Statements

13

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.0%
		Basic Materials: 1.5%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,610,639	0.1
2,000,000		ArcelorMittal, 6.000%, 03/01/21	2,110,000	0.1
1,373,000		Barrick Gold Corp., 4.100%, 05/01/23	1,322,001	0.1
1,484,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,634,460	0.1
2,110,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,154,837	0.1
1,649,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,654,816	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,371,709	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,105,990	0.1
2,010,000		Huntsman International LLC, 4.875%, 11/15/20	1,989,900	0.1
1,964,000		International Paper Co., 4.800%, 06/15/44	1,909,580	0.1
1,378,000		LYB International Finance BV, 4.000%, 07/15/23	1,428,687	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,809,825	0.1
1,206,000		Monsanto Co., 4.400%, 07/15/44	1,200,117	0.1
1,300,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	1,306,841	0.1
880,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	906,840	0.0
1,028,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,086,000	0.0
2,017,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,025,274	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	829,345	0.0
			28,456,861	1.5

		Communications: 4.3%
2,257,000	L	AT&T, Inc., 3.900%, 03/11/24	2,301,820	0.1
1,480,000		AT&T, Inc., 4.800%, 06/15/44	1,461,612	0.1
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,109,955	0.1
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	824,175	0.0
3,488,000		CBS Corp., 3.700%, 08/15/24	3,452,583	0.2
1,025,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	1,037,794	0.1
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	474,406	0.0
1,212,000		CenturyLink, Inc., 5.625%, 04/01/20	1,254,723	0.1
920,000	L	CenturyLink, Inc., 6.750%, 12/01/23	987,850	0.1
884,000	#	CommScope, Inc., 5.500%, 06/15/24	872,950	0.1
713,000	#	CommScope, Inc., 5.000%, 06/15/21	702,305	0.0
772,000	#	COX Communications, Inc., 4.500%, 06/30/43	730,386	0.0
670,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	682,227	0.0
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,522,293	0.1
510,000		DISH DBS Corp., 4.250%, 04/01/18	512,550	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,533,750	0.1
1,542,000		eBay, Inc., 2.875%, 08/01/21	1,511,948	0.1
2,391,000		eBay, Inc., 4.000%, 07/15/42	2,099,324	0.1
463,000		Equinix, Inc., 5.375%, 04/01/23	460,685	0.0
2,035,000	#	Gannett Co., Inc., 6.375%, 10/15/23	2,121,487	0.1
2,135,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	2,257,762	0.1
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	677,184	0.0
671,000		Motorola Solutions, Inc., 3.750%, 05/15/22	666,622	0.0
2,339,000	L	Motorola Solutions, Inc., 4.000%, 09/01/24	2,288,426	0.1
2,575,000	#	Netflix, Inc., 5.750%, 03/01/24	2,665,125	0.1
1,547,000		21st Century Fox America, Inc., 3.000%, 09/15/22	1,509,555	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	843,150	0.0
500,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	483,750	0.0
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,679,600	0.1
2,110,000	#	Softbank Corp., 4.500%, 04/15/20	2,112,637	0.1
1,105,000	#	Sprint Corp., 7.125%, 06/15/24	1,117,431	0.1
1,105,000	#	Sprint Corp., 7.875%, 09/15/23	1,176,825	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,566,632	0.1
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	645,254	0.0
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,486,382	0.1
2,833,000		Time Warner Cable, Inc., 5.875%, 11/15/40	3,345,291	0.2
2,812,000		Time Warner, Inc., 4.050%, 12/15/23	2,888,214	0.2
1,881,000		Time Warner, Inc., 5.350%, 12/15/43	2,033,367	0.1
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,509,962	0.1

See Accompanying Notes to Financial Statements

14

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,000,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,033,750	0.1
575,000		T-Mobile USA, Inc., 6.250%, 04/01/21	582,906	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,474,463	0.1
2,089,000		Verizon Communications, Inc., 4.150%, 03/15/24	2,157,601	0.1
1,042,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	1,047,485	0.1
1,206,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	1,216,963	0.1
1,664,000		Verizon Communications, Inc., 5.050%, 03/15/34	1,766,343	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,328,410	0.3
1,205,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,507,703	0.1
2,551,000		Viacom, Inc., 4.250%, 09/01/23	2,633,321	0.1
1,200,000		Viacom, Inc., 4.375%, 03/15/43	1,109,174	0.1
1,824,000		WPP Finance 2010, 3.750%, 09/19/24	1,803,179	0.1
			80,269,290	4.3

		Consumer, Cyclical: 1.8%
1,708,000		Bed Bath & Beyond, Inc., 5.165%, 08/01/44	1,676,168	0.1
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,447,187	0.1
500,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	485,625	0.0
2,010,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,200,950	0.1
2,050,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	2,147,785	0.1
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,472,920	0.1
1,608,000		Johnson Controls, Inc., 4.625%, 07/02/44	1,578,728	0.1
2,623,000		Kohl's Corp., 4.750%, 12/15/23	2,788,178	0.1
900,000		Lennar Corp., 4.750%, 12/15/17	930,375	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,108,640	0.1
2,480,000		MGM Resorts International, 6.750%, 10/01/20	2,647,400	0.1
2,640,000		Pinnacle Entertainment, Inc., 6.375%, 08/01/21	2,772,000	0.1
1,254,000		Ross Stores, Inc., 3.375%, 09/15/24	1,247,257	0.1
335,000		Ryland Group, Inc., 6.625%, 05/01/20	356,775	0.0
1,680,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,755,600	0.1
269,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	286,485	0.0
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	968,718	0.1
1,632,000		Whirlpool Corp., 4.000%, 03/01/24	1,639,698	0.1
1,768,000		Yum! Brands, Inc., 3.875%, 11/01/23	1,781,957	0.1
3,182,000		Yum! Brands, Inc., 5.350%, 11/01/43	3,473,894	0.2
			33,766,340	1.8

		Consumer, Non-cyclical: 4.0%
2,108,000	#	Actavis Funding SCS, 3.850%, 06/15/24	2,048,118	0.1
3,111,000	#	Actavis Funding SCS, 4.850%, 06/15/44	2,933,903	0.2
1,165,000		Altria Group, Inc., 4.000%, 01/31/24	1,191,456	0.1
1,773,000		Altria Group, Inc., 5.375%, 01/31/44	1,896,216	0.1
1,967,000		Amgen, Inc., 3.625%, 05/22/24	1,955,989	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	826,885	0.0
366,000		Amgen, Inc., 5.150%, 11/15/41	387,728	0.0
2,901,000	#	Amsurg Corp., 5.625%, 07/15/22	2,886,495	0.1
1,317,000		CareFusion Corp., 3.875%, 05/15/24	1,318,097	0.1
3,251,000		Celgene Corp., 3.250%, 08/15/22	3,235,457	0.2
319,000		Constellation Brands, Inc., 7.250%, 05/15/17	355,486	0.0
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,168,413	0.1
1,218,000		Express Scripts Holding Co., 3.500%, 06/15/24	1,195,399	0.1
600,000		HCA Holdings, Inc., 7.750%, 05/15/21	642,750	0.0
1,395,000		HCA, Inc., 7.250%, 09/15/20	1,468,238	0.1
804,000		Healthsouth Corp., 7.250%, 10/01/18	833,145	0.0
1,420,000		HJ Heinz Co., 4.250%, 10/15/20	1,414,675	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,127,808	0.1
2,098,000		McKesson Corp., 3.796%, 03/15/24	2,120,287	0.1
464,000		Medtronic, Inc., 2.750%, 04/01/23	446,258	0.0
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,181,443	0.1
2,719,000		Pfizer, Inc., 3.400%, 05/15/24	2,721,330	0.1
1,657,000		Reynolds American, Inc., 4.850%, 09/15/23	1,768,586	0.1
2,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	2,045,000	0.1
79,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	79,197	0.0

See Accompanying Notes to Financial Statements

15

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,421,405	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,349,069	0.1
1,264,000		Synchrony Financial, 3.750%, 08/15/21	1,276,727	0.1
1,370,000		Synchrony Financial, 3.000%, 08/15/19	1,374,968	0.1
2,473,000		Synchrony Financial, 4.250%, 08/15/24	2,476,996	0.1
2,355,000		Sysco Corp., 3.500%, 10/02/24	2,368,475	0.1
1,484,000		Sysco Corp., 4.350%, 10/02/34	1,510,518	0.1
2,405,000		Tenet Healthcare Corp., 6.000%, 10/01/20	2,549,300	0.1
1,730,000		Tyson Foods, Inc., 3.950%, 08/15/24	1,736,970	0.1
1,236,000		Tyson Foods, Inc., 5.150%, 08/15/44	1,283,912	0.1
2,135,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,343,163	0.1
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	968,756	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,031,250	0.1
2,924,000		WellPoint, Inc., 3.500%, 08/15/24	2,858,362	0.1
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	2,123,127	0.1
2,134,000		WellPoint, Inc., 4.650%, 08/15/44	2,081,982	0.1
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,767,466	0.1
2,464,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	2,502,069	0.1
1,146,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,164,964	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,259,126	0.1
1,774,000		Zoetis, Inc., 3.250%, 02/01/23	1,738,477	0.1
636,000		Zoetis, Inc., 4.700%, 02/01/43	641,975	0.0
			75,077,416	4.0

		Diversified: 0.1%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,829,455	0.1

		Energy: 3.6%
825,000	L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	483,656	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	985,292	0.1
870,000		Antero Resources Finance Corp., 5.375%, 11/01/21	868,913	0.0
2,551,000		Cenovus Energy, Inc., 3.800%, 09/15/23	2,611,469	0.1
1,300,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,420,250	0.1
1,350,000		Chesapeake Energy Corp., 6.625%, 08/15/20	1,495,800	0.1
1,172,000		Continental Resources, Inc./OK, 3.800%, 06/01/24	1,150,623	0.1
2,172,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	2,078,697	0.1
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,643,040	0.1
1,843,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	1,840,143	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,646,816	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,412,954	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,975,377	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	878,768	0.0
1,770,000		Enbridge, Inc., 4.000%, 10/01/23	1,836,513	0.1
504,000		Enbridge, Inc., 4.500%, 06/10/44	492,723	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,201,075	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,294,317	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,266,531	0.1
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,593,664	0.1
1,706,000		Ensco PLC, 4.500%, 10/01/24	1,715,659	0.1
1,231,000		EQT Midstream Partners L.P., 4.000%, 08/01/24	1,216,246	0.1
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,781,493	0.1
1,800,000	±	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	–	–
1,254,000		Halliburton Co., 4.750%, 08/01/43	1,324,782	0.1
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	274,669	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	578,220	0.0
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,258,922	0.1
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,737,859	0.1
863,000		Marathon Petroleum Corp., 5.000%, 09/15/54	823,004	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,687,090	0.1
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	654,226	0.0
663,000		ONEOK Partners L.P., 3.375%, 10/01/22	647,792	0.0
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,372,500	0.1
2,332,000		Petrobras Global Finance BV, 4.375%, 05/20/23	2,190,984	0.1

See Accompanying Notes to Financial Statements

16

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,443,000		Phillips 66, 2.950%, 05/01/17	1,500,316	0.1
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	870,566	0.0
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,113,513	0.1
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	1,167,900	0.1
1,220,000		Rowan Cos, Inc., 5.850%, 01/15/44	1,204,857	0.1
905,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	899,480	0.0
2,555,000		SandRidge Energy, Inc., 7.500%, 03/15/21	2,503,900	0.1
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	854,139	0.0
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,601,794	0.1
1,070,000	L	Transocean, Inc., 3.800%, 10/15/22	983,941	0.1
2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	2,200,949	0.1
969,000		Weatherford International Ltd., 6.750%, 09/15/40	1,138,438	0.1
1,782,000		Williams Partners L.P., 4.500%, 11/15/23	1,866,207	0.1
1,285,000		Williams Cos, Inc./The, 4.550%, 06/24/24	1,274,047	0.1
			67,620,114	3.6

		Financial: 8.8%
3,513,600		Aegon NV, 2.722%, 07/29/49	3,221,216	0.2
1,636,000		American International Group, Inc., 3.375%, 08/15/20	1,687,609	0.1
1,050,000		American International Group, Inc., 5.850%, 01/16/18	1,182,239	0.1
88,000		American International Group, Inc., 8.175%, 05/15/68	119,020	0.0
1,100,000		Air Lease Corp., 3.875%, 04/01/21	1,116,500	0.1
2,568,000		Air Lease Corp., 4.250%, 09/15/24	2,532,690	0.1
2,894,000		American Tower Corp., 3.400%, 02/15/19	2,960,293	0.2
2,961,000		American Tower Corp., 3.450%, 09/15/21	2,907,850	0.2
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,503,460	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	411,000	0.0
1,973,000		Bank of America Corp., 4.125%, 01/22/24	2,013,577	0.1
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,532,790	0.2
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,745,526	0.1
3,453,000		Bank of America Corp., 5.000%, 01/21/44	3,657,017	0.2
1,259,000		Barclays PLC, 4.375%, 09/11/24	1,222,149	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,337,835	0.1
1,034,000	#	BPCE SA, 5.150%, 07/21/24	1,067,891	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,252,331	0.1
700,000	#	Caixa Economica Federal, 4.500%, 10/03/18	716,100	0.0
1,682,000		Citigroup, Inc., 3.500%, 05/15/23	1,614,727	0.1
2,077,000	L	Citigroup, Inc., 4.000%, 08/05/24	2,038,098	0.1
1,740,000		Citigroup, Inc., 5.500%, 09/13/25	1,901,756	0.1
783,000		Citigroup, Inc., 6.675%, 09/13/43	963,095	0.0
2,043,000		Comerica, Inc., 3.800%, 07/22/26	2,018,178	0.1
1,490,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	1,698,239	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,199,500	0.1
1,791,000	#	Credit Agricole SA/London, 3.875%, 04/15/24	1,803,707	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,780,959	0.3
805,000		Discover Financial Services, 3.850%, 11/21/22	810,617	0.0
1,383,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	1,421,626	0.1
367,000		Discover Financial Services, 6.450%, 06/12/17	411,620	0.0
1,284,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	1,279,068	0.1
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,828,592	0.1
1,995,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,092,597	0.1
561,000		Ford Motor Co., 3.000%, 06/12/17	579,409	0.0
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,332,256	0.1
1,828,000		General Electric Capital Corp., 5.300%, 02/11/21	2,062,331	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,298,585	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,970,730	0.1
1,590,000		Genworth Holdings, Inc., 4.800%, 02/15/24	1,634,724	0.1

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,964,000		Genworth Holdings, Inc., 4.900%, 08/15/23	2,028,189	0.1
2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,099,276	0.1
2,172,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	2,163,297	0.1
2,626,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	2,648,697	0.1
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,189,154	0.1
2,685,000		Government Properties Income Trust, 3.750%, 08/15/19	2,707,022	0.1
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	777,624	0.0
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,997,800	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,100,897	0.2
1,652,000		Highwoods Realty L.P., 3.200%, 06/15/21	1,628,067	0.1
1,670,000		HSBC Holdings PLC, 5.250%, 03/14/44	1,779,781	0.1
2,679,000	L	HSBC Holdings PLC, 5.625%, 12/29/49	2,663,596	0.1
1,567,000		HSBC Holdings PLC, 6.375%, 12/29/49	1,567,000	0.1
3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,157,587	0.2
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,222,581	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,169,218	0.1
2,416,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	2,505,423	0.1
2,072,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	2,017,082	0.1
1,728,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	1,855,205	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	585,553	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	918,000	0.0
326,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	341,485	0.0
2,780,000		JPMorgan Chase & Co., 3.375%, 05/01/23	2,666,712	0.1
2,207,000		JPMorgan Chase & Co., 3.875%, 09/10/24	2,162,491	0.1
1,350,000		JPMorgan Chase & Co., 5.000%, 12/29/49	1,321,125	0.1
1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,742,703	0.1
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,624,516	0.1
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,195,389	0.1
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,641,550	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,477,081	0.2
1,838,000	#	Mizuho Bank Ltd., 3.750%, 04/16/24	1,890,128	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,354,241	0.1
	4,020,000		Morgan Stanley, 3.875%, 04/29/24	4,024,961	0.2
	2,228,000		Morgan Stanley, 5.000%, 11/24/25	2,333,777	0.1
	435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	466,538	0.0
	1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,323,160	0.1
DKK	10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	–	–
	868,000		PNC Bank NA, 4.200%, 11/01/25	910,977	0.0
	1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,150,931	0.1
	2,925,000		Simon Property Group L.P., 3.375%, 10/01/24	2,892,056	0.1
	4,208,000		Simon Property Group L.P., 4.250%, 10/01/44	4,042,777	0.2
	1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,710,746	0.1
	3,360,000		US Bancorp/MN, 3.600%, 09/11/24	3,328,302	0.2
	2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,180,219	0.1
	3,096,000		Wells Fargo & Co., 4.100%, 06/03/26	3,090,402	0.2
	3,096,000		Wells Fargo & Co., 5.375%, 11/02/43	3,399,659	0.2
	2,409,000		Wells Fargo & Co., 5.900%, 12/29/49	2,460,191	0.1
				164,440,673	8.8

			Industrial: 0.7%
	1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,879,132	0.1
	1,230,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,319,175	0.1
	1,288,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	1,292,288	0.1
	1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,311,594	0.1
	1,109,000		Caterpillar, Inc., 3.400%, 05/15/24	1,120,623	0.0
	1,076,000		Eaton Corp., 2.750%, 11/02/22	1,042,556	0.0
	1,879,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,974,588	0.1
	1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,285,115	0.1
	1,505,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	1,509,175	0.1
				12,734,246	0.7

			Technology: 0.7%
	945,000		Apple Inc., 4.450%, 05/06/44	970,310	0.1
	2,458,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	2,427,747	0.1
	825,000		Hewlett-Packard Co., 2.600%, 09/15/17	848,047	0.0

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,767,461	0.2
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	685,529	0.0
1,254,000		Oracle Corp., 3.400%, 07/08/21	1,250,941	0.1
1,849,000		Oracle Corp., 3.625%, 07/15/23	1,901,665	0.1
111,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	121,823	0.0
2,140,000		Xerox Corp., 2.750%, 03/15/19	2,158,963	0.1
			13,132,486	0.7

		Utilities: 1.5%
105,000		AES Corp., 8.000%, 10/15/17	118,125	0.0
771,000		American Electric Power Co., Inc., 1.650%, 12/15/17	771,327	0.0
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	3,029,737	0.2
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	521,449	0.0
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,774,905	0.1
1,406,000		Duke Energy Corp., 3.950%, 10/15/23	1,466,348	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	708,104	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,462,432	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	936,729	0.0
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	934,793	0.0
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,023,985	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,511,596	0.1
24,393	#	Juniper Generation, LLC, 6.790%, 12/31/14	24,176	0.0
618,000		Metropolitan Edison, 7.700%, 01/15/19	743,295	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	855,895	0.0
1,093,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	1,106,077	0.1
1,192,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,209,403	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	610,695	0.0
645,000		Nisource Finance Corp., 6.125%, 03/01/22	756,539	0.0
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	750,471	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,150,080	0.1
1,237,000		Pacific Gas & Electric Co., 3.400%, 08/15/24	1,230,895	0.1
1,172,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	1,157,302	0.1
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,192,381	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,279,632	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,033,489	0.1
			28,359,860	1.5

	Total Corporate Bonds/Notes (Cost $496,397,763)		505,686,741	27.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.1%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,070,066	0.1
1,630,000		Banc of America Commercial Mortgage Trust 2006-6, 5.421%, 10/10/45	1,680,325	0.1
3,620,000		Banc of America Commercial Mortgage Trust, 6.015%, 02/10/51	3,761,719	0.2
850,787	#	Banc of America Funding Corp., 5.250%, 08/26/35	885,909	0.0
2,220,000		Banc of America Merrill Lynch Commercial Mortgage Trust, 5.790%, 06/10/49	2,298,359	0.1
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,533,222	0.2
1,100,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	1,105,098	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	1,058,089	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	1,978,552	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.349%, 09/10/47	892,928	0.0
2,960,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	2,982,170	0.2
1,300,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.859%, 07/10/42	1,234,760	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.915%, 03/11/41	480,752	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.915%, 03/11/41	1,270,909	0.1
907,529		Banc of America Mortgage 2005-J Trust, 2.798%, 11/25/35	843,963	0.0

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

860,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	877,908	0.0
1,710,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.230%, 11/10/38	1,779,199	0.1
4,127,111		BCAP LLC Trust 2007-AA2, 0.365%, 05/25/47	3,171,908	0.2
1,511,423		Bear Stearns Adjustable Rate Mortgage Trust, 2.521%, 07/25/36	1,267,272	0.1
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 6.054%, 06/11/41	2,223,902	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.500%, 02/13/42	3,390,777	0.2
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.288%, 10/12/42	2,082,811	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.757%, 04/12/38	1,073,264	0.1
127,598		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	123,578	0.0
2,701,877	#	Beckman Coulter, Inc., 7.498%, 12/15/18	2,918,298	0.2
1,540,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 6.006%, 04/15/40	1,560,653	0.1
1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	1,703,178	0.1
7,545,904	#,^	Citigroup Commercial Mortgage Trust, 2.381%, 09/10/45	788,872	0.0
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.084%, 12/25/35	2,731,776	0.1
1,813,583		Citigroup Mortgage Loan Trust, Inc., 2.773%, 09/25/37	1,543,230	0.1
4,885,554		Citigroup Mortgage Loan Trust, 5.592%, 11/25/36	4,372,522	0.2
27,260,000	#,^	Commercial Mortgage Trust, 0.749%, 10/15/45	1,196,360	0.1
29,260,840	^	Commercial Mortgage Trust, 1.595%, 10/10/46	2,554,035	0.1
26,200,177	^	Commercial Mortgage Trust, 1.616%, 08/10/46	1,986,393	0.1
8,427,320	^	Commercial Mortgage Trust, 1.922%, 01/10/46	742,745	0.0
4,941,600	^	Commercial Mortgage Trust, 2.078%, 08/15/45	507,560	0.0
6,551,388	^	Commercial Mortgage Trust, 2.310%, 05/15/45	709,004	0.0
1,280,000		Commercial Mortgage Trust, 5.400%, 07/15/44	1,320,139	0.1
2,760,000		Commercial Mortgage Trust, 5.484%, 06/10/44	2,764,630	0.1
1,470,000		Commercial Mortgage Trust, 5.989%, 12/10/49	1,485,806	0.1
1,330,000		Commercial Mortgage Trust, 6.316%, 11/15/44	1,389,877	0.1
1,140,000		Commerical 2007-C9 Mortgage Trust, 5.989%, 12/10/49	1,180,623	0.1
2,771,675		Countrywide Alternative Loan Trust, 0.275%, 06/25/36	2,360,217	0.1
1,903,242		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	1,738,412	0.1
1,850,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 6.097%, 09/15/39	1,938,214	0.1
133,940	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	134,221	0.0
442,500		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	490,885	0.0
1,920,609	#	Credit Suisse First Boston Mortgage Securities Corp., 5.773%, 04/12/49	1,937,488	0.1
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.462%, 05/15/36	1,050,418	0.1
1,050,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.625%, 07/10/44	1,112,085	0.1
1,505,925		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.275%, 08/25/36	1,161,058	0.1
2,153,780		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.345%, 10/25/36	1,310,134	0.1
1,670,000		Fannie Mae Connecticut Avenue Securities, 2.755%, 05/25/24	1,536,827	0.1
4,300,000		Fannie Mae Connecticut Avenue Securities, 3.055%, 07/25/24	4,047,700	0.2
1,428,000		Fannie Mae Connecticut Avenue Securities, 4.555%, 01/25/24	1,534,896	0.1
843,684	^	Fannie Mae, 3.000%, 05/25/43	116,974	0.0
4,059,056	^	Fannie Mae, 3.000%, 08/25/28	411,143	0.0
13,893,369	^	Fannie Mae, 5.796%, 10/25/39	1,935,448	0.1
1,644,234		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,349,989	0.1
1,598,859		First Horizon Alternative Mortgage Securities, 0.455%, 12/25/36	953,205	0.1

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,598,860	^	First Horizon Alternative Mortgage Securities, 6.546%, 12/25/36	357,428	0.0
232,530,555	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,316,123	0.1
1,135,000		GCCFC Commercial Mortgage Trust, 6.257%, 12/10/49	1,186,694	0.1
1,050,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.466%, 05/10/43	864,655	0.0
760,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	772,518	0.0
1,780,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	1,885,606	0.1
46,451,152	^	GS Mortgage Securities Corp. II, 1.731%, 11/10/46	3,795,319	0.2
8,649,426	^	GS Mortgage Securities Corp. II, 2.530%, 11/10/45	1,065,844	0.1
10,145,684	^	GS Mortgage Securities Corp. II, 2.753%, 05/10/45	1,191,407	0.1
2,300,000		GS Mortgage Securities Trust 2006-GG6, 5.757%, 04/10/38	2,310,187	0.1
1,600,000		GS Mortgage Securities Trust, 5.757%, 04/10/38	1,573,829	0.1
15,126		GSR Mortgage Loan Trust, 0.655%, 06/25/35	14,694	0.0
1,247,586		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,170,069	0.1
771,951		GSR Mortgage Loan Trust, 6.000%, 01/25/37	743,364	0.0
528,941		Homebanc Mortgage Trust, 1.015%, 08/25/29	507,723	0.0
955,043	#	Jefferies Resecuritization Trust 2009-R6, 5.016%, 03/26/36	948,662	0.0
784,992		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	668,473	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.751%, 05/15/41	658,610	0.0
1,540,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.557%, 10/15/37	1,534,963	0.1
43,228,022	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.784%, 01/15/46	1,085,866	0.1
42,055,798	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.934%, 06/15/45	3,442,742	0.2
13,046,302	^	JP Morgan Chase Commercial Mortgage Securities Corp., 2.080%, 12/15/47	1,256,964	0.1
1,430,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.161%, 08/12/40	1,502,525	0.1
15,265,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.446%, 12/15/47	385,118	0.0
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.834%, 06/12/41	1,251,297	0.1
19,127,894	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	361,557	0.0
700,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.362%, 02/15/40	687,614	0.0
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	1,742,891	0.1
1,150,000		LB-UBS Commercial Mortgage Trust 2006-C4, 6.049%, 06/15/38	1,199,572	0.1
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 6.096%, 09/15/39	814,106	0.0
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 6.096%, 09/15/39	846,989	0.0
74,567,585	#,^	LB-UBS Commercial Mortgage Trust, 0.849%, 11/15/38	950,282	0.1
770,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	776,929	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.644%, 10/15/36	1,072,848	0.1
682,459	#	LB-UBS Commercial Mortgage Trust, 5.914%, 10/15/35	683,241	0.0
2,090,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	2,058,419	0.1
720,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	724,704	0.0
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.096%, 09/15/39	1,862,437	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.096%, 09/15/39	1,916,639	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	2,077,206	0.1
830,000		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	842,675	0.0
151,457		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	151,731	0.0
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.835%, 08/15/45	1,538,763	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

31,020,994	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.861%, 02/15/46	2,858,383	0.2
19,427,502	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.302%, 11/15/45	1,912,719	0.1
274,434		Morgan Stanley Capital I Trust 2004-IQ7, 5.255%, 06/15/38	274,409	0.0
1,310,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,286,268	0.1
1,720,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.455%, 01/11/43	1,775,263	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	1,390,170	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.419%, 09/15/47	3,356,044	0.2
2,580,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	2,646,696	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	255,622	0.0
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,087,414	0.1
43,556	#	Morgan Stanley Capital I, 7.350%, 07/15/32	44,731	0.0
980,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.986%, 09/15/37	977,873	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.759%, 07/15/33	687,409	0.0
1,603,213		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.836%, 03/25/36	1,380,780	0.1
2,590,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	2,266,250	0.1
995,403	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	1,008,835	0.1
2,445,884	#	N-Star Real Estate CDO Ltd., 2.006%, 08/25/29	2,447,449	0.1
508,802		Prime Mortgage Trust, 5.500%, 03/25/37	464,926	0.0
13,411,908	#,^	RBSCF Trust, 1.184%, 04/15/24	14,305	0.0
285,407		Structured Adjustable Rate Mortgage Loan Trust, 2.464%, 09/25/34	286,372	0.0
494,021		Structured Asset Mortgage Investments, Inc., 0.633%, 04/19/35	461,636	0.0
7,841,891	#,^	UBS-Barclays Commercial Mortgage Trust, 1.926%, 05/10/63	638,066	0.0
2,210,000		Wachovia Bank Commercial Mortgage Trust Series, 5.896%, 05/15/43	2,231,906	0.1
1,197,000		Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	1,252,191	0.1
3,390,000		Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	3,428,953	0.2
963,060		WaMu Mortgage Pass Through Certificates, 1.794%, 10/25/36	816,806	0.0
2,929,353		WaMu Mortgage Pass Through Certificates, 2.203%, 12/25/36	2,662,554	0.1
2,669,769		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.041%, 12/25/36	2,337,105	0.1
1,895,137		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.607%, 08/25/36	1,757,949	0.1
1,007,833		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.941%, 04/25/37	883,264	0.0
4,790,430		WaMu Mortgage Pass-Through Certificates, 2.120%, 07/25/37	4,074,280	0.2
800,211		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	758,535	0.0
3,377,582		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,103,933	0.2
10,335,683	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.372%, 08/15/45	1,104,259	0.1
1,614,463		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.611%, 09/25/35	1,532,401	0.1
14,342,366	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.733%, 06/15/45	1,265,968	0.1
2,047,053		Wells Fargo Mortgage Backed Securities Trust, 2.603%, 03/25/36	2,004,774	0.1
1,738,867		Wells Fargo Mortgage Backed Securities Trust, 5.594%, 04/25/36	1,727,580	0.1

	Total Collateralized Mortgage Obligations (Cost $203,816,423)		208,905,816	11.1

U.S. TREASURY OBLIGATIONS: 23.9%
		U.S. Treasury Bonds: 5.1%
26,169,000		2.375%, due 08/15/24	25,876,640	1.4
67,996,000		3.375%, due 05/15/44	70,216,477	3.7
			96,093,117	5.1

		U.S. Treasury Notes: 18.8%
89,467,000		0.500%, due 09/30/16	89,316,695	4.8
168,149,000		1.000%, due 09/15/17	167,906,025	9.0
15,384,000		1.750%, due 09/30/19	15,367,770	0.8

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

79,346,000		2.125%, due 09/30/21	78,868,655	4.2
			351,459,145	18.8

	Total U.S. Treasury Obligations (Cost $447,923,883)		447,552,262	23.9

ASSET-BACKED SECURITIES: 8.9%
		Automobile Asset-Backed Securities: 1.6%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	874,567	0.0
1,680,000		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	1,693,254	0.1
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,532,764	0.1
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,905,732	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,071,853	0.2
1,280,000		Capital Auto Receivables Asset Trust / Ally, 2.220%, 01/22/19	1,287,832	0.1
1,230,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	1,226,841	0.1
800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	802,144	0.0
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,904,758	0.2
1,800,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	1,848,481	0.1
1,200,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	1,238,853	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,105,885	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	975,623	0.0
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,527,610	0.2
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,309,199	0.1
2,270,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	2,275,548	0.1
			29,580,944	1.6

		Credit Card Asset-Backed Securities: 0.1%
1,680,000		Chase Issuance Trust, 0.614%, 04/15/19	1,670,186	0.1

		Home Equity Asset-Backed Securities: 0.0%
877,936		Freddie Mac Structured Pass-Through Securities, 0.405%, 05/25/31	863,372	0.0
37,147		Freddie Mac Structured Pass-Through Securities, 0.455%, 01/25/32	35,950	0.0
44,632		Residential Asset Securities Corp., 0.755%, 06/25/32	37,446	0.0
			936,768	0.0

		Other Asset-Backed Securities: 7.2%
290,643	#	Aimco CDO, 0.484%, 10/20/19	288,901	0.0
575,981	#	AMMC CLO IV Ltd., 1.034%, 03/25/17	575,785	0.0
500,000	#	Apidos CDO I Ltd., 0.985%, 07/27/17	499,774	0.0
3,910,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	3,961,029	0.2
1,000,000	#	Ares XII CLO Ltd., 3.485%, 11/25/20	999,097	0.0
2,750,000	#	Atrium V, 0.922%, 07/20/20	2,671,141	0.1
650,000	#	Atrium V, 3.932%, 07/20/20	644,713	0.0
1,500,000	#	Babson CLO Ltd. 2006-I, 0.924%, 07/15/18	1,499,812	0.1
1,625,000	#	Babson CLO, Inc. 2005-III, 0.633%, 11/10/19	1,605,880	0.1
3,000,000	#	Babson CLO, Inc. 2005-III, 1.933%, 11/10/19	2,946,189	0.2
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.084%, 04/15/21	955,783	0.0
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.934%, 04/15/21	1,923,692	0.1
1,000,000	#	Belhurst CLO Ltd., 0.934%, 01/15/20	971,926	0.0
800,000	#	Callidus Debt Partners Clo Fund VI Ltd., 3.233%, 10/23/21	772,066	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.565%, 08/01/21	1,461,172	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.635%, 08/01/21	1,201,060	0.1
1,500,000	#	Carlyle High Yield Partners IX Ltd., 1.835%, 08/01/21	1,450,309	0.1
1,050,000	#	Carlyle Arnage CLO Ltd., 1.738%, 08/27/21	1,063,097	0.1
2,100,000	#	Carlyle Veyron CLO Ltd., 0.914%, 07/15/18	2,085,138	0.1
1,850,000	#	Castle Garden Funding, 0.984%, 10/27/20	1,825,944	0.1
600,000	#	Castle Garden Funding, 4.984%, 10/27/20	600,538	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,081,939	0.1
64,230		Chase Funding Trust Series 2003-5, 0.755%, 07/25/33	61,776	0.0
5,500,000	#	CIFC Funding 2006-I Ltd., 1.834%, 10/20/20	5,329,758	0.3
3,200,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	3,084,080	0.2
1,300,010	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	1,278,131	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.484%, 10/15/21	1,763,884	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

750,000	#	ColumbusNova CLO Ltd 2006-II, 0.983%, 04/04/18	735,692	0.0
2,000,000	#	ColumbusNova CLO Ltd 2006-II, 1.733%, 04/04/18	1,946,142	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-II, 3.983%, 04/04/18	1,000,735	0.1
2,022,278		Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	1,979,714	0.1
1,000,000	#	CP Uniq Aps, 2.034%, 04/15/18	981,886	0.0
397,256		Credit-Based Asset Servicing and Securitization, LLC, 4.295%, 08/25/35	402,111	0.0
87,565	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	87,530	0.0
1,970,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	1,911,783	0.1
3,500,000	#	Eaton Vance CDO IX Ltd., 0.884%, 04/20/19	3,441,994	0.2
2,000,000	#	Emporia Preferred Funding II Ltd., 1.184%, 10/18/18	1,978,716	0.1
1,912,668	#	Emporia Preferred Funding, 0.734%, 10/18/18	1,911,809	0.1
3,840,262		FBR Securitization Trust, 0.835%, 10/25/35	3,400,767	0.2
1,950,000	#	Fraser Sullivan CLO I Ltd., 2.034%, 03/15/20	1,896,162	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.633%, 12/20/20	1,428,253	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 0.953%, 12/20/20	1,473,279	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.733%, 12/20/20	1,448,796	0.1
1,665,927	#	Galaxy VI CLO Ltd., 1.814%, 06/13/18	1,650,053	0.1
2,000,000	#	Gallatin CLO III 2007-1 Ltd., 1.484%, 05/15/21	1,929,406	0.1
1,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.490%, 05/01/22	1,068,658	0.1
1,500,000	#	Goldentree Loan Opportunities V Ltd., 3.484%, 10/18/21	1,496,043	0.1
1,825,000	#	Gulf Stream - Compass CLO, 2.235%, 10/28/19	1,841,564	0.1
3,100,000	#	Gulf Stream - Compass CLO, 3.685%, 10/28/19	3,101,724	0.2
1,500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.635%, 06/17/21	1,434,615	0.1
3,040,000	#	Gulf Stream - Sextant CLO, 1.834%, 08/21/20	2,979,109	0.2
650,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.915%, 11/26/20	631,072	0.0
1,150,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.687%, 08/07/21	1,130,956	0.1
1,350,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.537%, 08/07/21	1,335,867	0.1
1,000,000	#	Hewett's Island Clo V Ltd., 0.934%, 12/05/18	994,571	0.0
900,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	852,223	0.0
1,380,000	#	Invitation Homes Trust, 2.254%, 06/17/31	1,376,827	0.1
1,000,000	#	Jersey Street CLO Ltd., 0.984%, 10/20/18	985,641	0.0
2,200,000	#	Kennecott Funding Ltd., 2.034%, 01/13/18	2,176,671	0.1
750,000	#	Kingsland I Ltd., 2.034%, 06/13/19	748,829	0.0
1,250,000	#	Kingsland III Ltd., 0.885%, 08/24/21	1,198,893	0.1
1,500,000	#	LCM V Ltd, 1.583%, 03/21/19	1,423,787	0.1
293,890		Lehman XS Trust, 0.435%, 08/25/35	287,491	0.0
1,000,000	#	LightPoint CLO V, 0.943%, 08/05/19	981,826	0.0
1,281,728	#	Madison Park Funding IV Ltd., 3.833%, 03/22/21	1,243,721	0.1
1,750,000	#	Madison Park Funding Ltd., 2.034%, 03/25/20	1,711,773	0.1
1,780,000	#	Madison Park Funding Ltd., 2.133%, 05/10/19	1,780,570	0.1
1,000,000	#	Madison Park Funding Ltd., 3.485%, 07/26/21	995,229	0.0
1,480,000		Madison Park Funding Ltd., 4.983%, 05/10/19	1,482,401	0.1
1,250,000	#	Madison Park Funding Ltd., 5.485%, 07/26/21	1,252,809	0.1
1,100,000	#	Momentum Capital Fund Ltd., 1.634%, 09/18/21	1,086,642	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.684%, 01/15/18	1,540,046	0.1
4,000,000	#	MSIM Peconic Bay Ltd., 2.234%, 07/20/19	4,024,928	0.2
4,000,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	4,000,436	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	1,497,665	0.1
850,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	850,213	0.0
1,000,000	#	Oak Hill Credit Partners IV Ltd., 1.931%, 05/17/21	992,792	0.0
1,500,000	#	Ocean Trails CLO I, 0.984%, 10/12/20	1,441,445	0.1
4,517,210		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.395%, 03/25/36	3,984,188	0.2
1,000,000	#	Silverado CLO 2006-I Ltd., 1.984%, 04/11/20	999,671	0.1
2,200,000	#	Stanfield Arnage CLO Ltd., 2.438%, 08/27/21	2,215,796	0.1
2,000,000	#	Trade MAPS 1 Ltd., 2.402%, 12/10/18	2,020,000	0.1
1,550,000	#	WhiteHorse III Ltd./Corp, 0.990%, 05/01/18	1,548,411	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,250,000	#	WhiteHorse III Ltd/Corp, 2.090%, 05/01/18	1,238,416	0.1
			134,160,961	7.2

	Total Asset-Backed Securities (Cost $165,022,592)		166,348,859	8.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.3%
		Federal Home Loan Mortgage Corporation: 6.7%##
111,961		0.504%, due 02/15/32	113,013	0.0
17,615		2.308%, due 05/01/37	18,811	0.0
1,244,000	W	3.000%, due 01/15/27	1,276,411	0.1
2,818,686		3.000%, due 02/01/27	2,905,344	0.1
1,490,592		3.000%, due 02/01/27	1,536,418	0.1
15,793,000	W	3.000%, due 06/15/42	15,547,468	0.8
281,841		3.254%, due 03/15/38	298,718	0.0
25,570,000	W	3.500%, due 02/15/41	26,100,376	1.4
2,088,982	^^	4.000%, due 01/15/36	2,010,085	0.1
10,916,000	W	4.000%, due 06/15/40	11,459,236	0.6
3,190,510		4.000%, due 10/01/41	3,364,573	0.2
4,568,207		4.000%, due 12/01/41	4,817,432	0.3
9,081,349	^	4.000%, due 04/15/43	1,774,951	0.1
3,735,404		4.000%, due 09/01/44	3,939,194	0.2
6,738,694	^	4.500%, due 12/15/40	1,236,694	0.1
624,020		4.500%, due 08/01/41	674,016	0.0
1,978,745		4.500%, due 08/01/41	2,136,264	0.1
2,646,347		4.500%, due 09/01/41	2,857,743	0.1
2,989,136		4.500%, due 10/01/41	3,228,112	0.2
1,334,428		4.500%, due 01/15/42	1,370,375	0.1
3,136,949		4.500%, due 03/01/44	3,391,602	0.2
1,040,703	^	4.946%, due 03/15/33	1,095,068	0.1
407,328		5.000%, due 12/15/17	428,125	0.0
1,001,668		5.000%, due 02/15/35	1,080,546	0.1
1,080,159		5.000%, due 02/15/35	1,153,731	0.1
316,423		5.000%, due 02/15/35	334,538	0.0
378,780		5.000%, due 01/01/41	417,240	0.0
892,258		5.500%, due 11/15/22	957,970	0.0
1,051,205		5.500%, due 12/15/32	1,161,618	0.1
430,205		5.500%, due 09/15/34	477,044	0.0
4,037,444		5.500%, due 02/15/36	4,483,579	0.2
1,613,206		5.500%, due 08/15/36	1,802,845	0.1
1,445,670		5.500%, due 06/15/37	1,602,002	0.1
116,490		5.500%, due 07/01/37	130,625	0.0
1,816,065		5.500%, due 07/15/37	2,022,608	0.1
5,931,991		5.500%, due 11/01/38	6,663,141	0.4
10,479,492	^	5.846%, due 05/15/36	1,154,905	0.1
4,104,370	^	5.896%, due 07/15/40	637,814	0.0
8,712		6.000%, due 12/01/28	9,812	0.0
21,555		6.000%, due 01/01/29	24,290	0.0
370,469		6.000%, due 01/15/29	408,453	0.0
392,767		6.000%, due 01/15/29	434,139	0.0
419,791		6.000%, due 07/15/32	464,032	0.0
375,210	^	6.000%, due 04/15/33	88,423	0.0
1,485,001		6.000%, due 07/15/36	1,622,414	0.1
2,828,720		6.000%, due 10/15/37	3,087,419	0.2
5,963,976	^	6.331%, due 06/15/36	960,031	0.0
3,972,158	^	6.396%, due 05/15/41	814,133	0.0
9,538,982	^	6.446%, due 09/15/34	1,105,503	0.1
16,294		6.500%, due 01/01/24	18,437	0.0
16,757		6.500%, due 12/01/31	19,681	0.0
1,584,886		6.500%, due 09/01/34	1,806,470	0.1
6,444		7.000%, due 11/01/31	6,663	0.0
9,112		7.000%, due 03/01/32	10,926	0.0
			126,541,061	6.7

		Federal National Mortgage Association: 18.5%##
159,740		0.554%, due 04/18/28	161,375	0.0
68,759		0.700%, due 10/25/33	69,429	0.0
97,018		0.705%, due 01/25/32	95,430	0.0
947,956		1.653%, due 06/25/33	957,102	0.1
1,522,307		3.000%, due 10/01/27	1,570,578	0.1
45,951,000	W	3.000%, due 07/25/42	45,173,779	2.4
12,170,741		3.000%, due 05/01/43	12,022,818	0.6
6,099,736		3.000%, due 07/01/43	6,024,320	0.3
5,520,000	W	3.500%, due 07/25/26	5,802,900	0.3
77,656,000	W	3.500%, due 04/25/42	79,148,454	4.2
11,903,110	^	3.500%, due 06/25/42	1,730,368	0.1
469,999	^	4.000%, due 11/01/18	27,080	0.0
74,861,000	W	4.000%, due 08/25/40	78,661,366	4.2
7,389,581	^	4.000%, due 04/25/41	1,264,767	0.1
1,518,644		4.000%, due 03/01/42	1,604,004	0.1
793,549		4.000%, due 07/01/42	838,121	0.0
941,264		4.000%, due 07/01/42	994,410	0.1
4,655,561		4.000%, due 07/01/42	4,919,388	0.3
4,547,822		4.000%, due 07/01/42	4,802,268	0.3
4,163,769		4.250%, due 11/01/43	4,451,129	0.2
4,262,761		4.500%, due 10/25/34	4,611,806	0.3
38,855,000	W	4.500%, due 11/15/35	41,819,210	2.2
1,282,720		4.500%, due 11/01/40	1,387,908	0.1
700,720		4.500%, due 11/01/40	757,904	0.0
19,521		4.500%, due 12/01/40	21,121	0.0
11,560		4.500%, due 12/01/40	12,507	0.0
23,155		4.500%, due 01/01/41	25,053	0.0
18,698		4.500%, due 01/01/41	20,228	0.0
1,147,929		4.500%, due 09/01/41	1,241,920	0.1
1,803,541		4.500%, due 10/01/41	1,951,602	0.1
369,130		4.997%, due 07/01/35	396,345	0.0
411,509		5.000%, due 06/01/33	455,214	0.0
1,738,487		5.000%, due 09/25/33	1,882,601	0.1
511,159		5.000%, due 07/25/34	522,045	0.0
509,767		5.000%, due 02/01/35	563,937	0.0
859,415		5.000%, due 07/01/35	950,790	0.1
990,888		5.000%, due 08/01/35	1,095,575	0.1
104,785		5.000%, due 10/01/35	115,854	0.0
169,400		5.000%, due 02/01/36	187,326	0.0
722,234		5.000%, due 07/01/36	798,992	0.0
942,504		5.000%, due 07/01/37	1,042,754	0.1
518,902		5.000%, due 11/01/40	574,954	0.0
228,201		5.000%, due 05/01/41	252,246	0.0
597,410		5.000%, due 06/01/41	660,447	0.0
1,016,713		5.000%, due 06/01/41	1,125,953	0.1
21,722		5.500%, due 02/01/18	23,002	0.0
479,370		5.500%, due 08/25/34	523,114	0.0
558,177		5.500%, due 03/01/37	624,666	0.0
565,151		5.500%, due 06/01/39	634,262	0.0
5,673,120		5.500%, due 10/01/39	6,359,564	0.3
8,851,190	^	5.996%, due 11/25/39	1,196,179	0.1
20,895		6.000%, due 08/01/16	21,529	0.0
213		6.000%, due 12/01/16	219	0.0
10,598		6.000%, due 03/01/17	10,952	0.0
114,194		6.000%, due 09/01/17	118,633	0.0
6,432		6.000%, due 11/01/17	6,695	0.0
8,940		6.000%, due 10/01/18	9,402	0.0
474,543		6.000%, due 07/25/29	518,721	0.0
201,560		6.000%, due 07/25/29	220,324	0.0
379,734		6.000%, due 04/25/31	420,418	0.0
608,714	^	6.000%, due 08/25/33	136,277	0.0
156,271		6.000%, due 09/01/36	176,518	0.0
243,278		6.000%, due 02/25/37	267,328	0.0
5,686,739		6.000%, due 01/01/38	6,550,878	0.4
1,387,766		6.000%, due 05/01/38	1,519,270	0.1
7,841,102	^	6.396%, due 09/25/40	1,468,245	0.1
21,092,382	^	6.446%, due 04/25/31	3,888,741	0.2
16,736,741	^	6.466%, due 06/25/40	2,939,499	0.2
4,264		6.500%, due 02/01/28	4,830	0.0
6,154		6.500%, due 07/01/29	6,972	0.0
153		6.500%, due 06/01/31	173	0.0
256		6.500%, due 09/01/31	290	0.0

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

728		6.500%, due 09/01/31	825	0.0
30,350		6.500%, due 11/01/31	35,703	0.0
13,608		6.500%, due 04/01/32	15,415	0.0
5,433		6.500%, due 08/01/32	6,155	0.0
2,352		6.500%, due 08/01/32	2,667	0.0
13,023		6.500%, due 01/01/33	14,753	0.0
56,909		6.500%, due 02/01/33	64,470	0.0
843,966	^	6.546%, due 08/25/26	115,562	0.0
4,911,381	^	6.546%, due 07/25/42	937,946	0.1
2,780,007	^	6.586%, due 01/25/37	516,431	0.0
10,117,739	^	6.596%, due 10/25/35	1,821,901	0.1
24,202		7.000%, due 12/01/27	27,034	0.0
3,796		7.000%, due 10/01/31	4,093	0.0
4,889		7.000%, due 03/01/32	5,630	0.0
3,352		7.500%, due 09/01/30	4,023	0.0
3,080		7.500%, due 10/01/30	3,120	0.0
1,125		7.500%, due 10/01/30	1,156	0.0
8,184		7.500%, due 09/01/31	10,002	0.0
29,046		7.500%, due 02/01/32	34,001	0.0
723,164	^	7.532%, due 02/17/29	127,869	0.0
691,996		22.407%, due 01/25/35	911,970	0.1
76,764		27.982%, due 02/25/34	106,605	0.0
591,052		32.678%, due 11/25/36	1,014,459	0.1
			346,221,869	18.5

		Government National Mortgage Association: 5.1%
20,018,000		3.500%, due 07/20/42	20,685,787	1.1
977,390		4.000%, due 11/20/40	1,040,571	0.1
5,975,000		4.000%, due 06/20/41	6,332,566	0.3
1,402,951		4.000%, due 10/20/41	1,471,999	0.1
26,124,000		4.500%, due 03/20/39	28,336,375	1.5
6,751,943		4.500%, due 05/16/39	7,316,496	0.4
2,795,493		4.500%, due 05/20/39	3,044,079	0.2
1,042,974		4.500%, due 10/15/39	1,144,816	0.1
928,233		4.500%, due 11/15/39	1,018,876	0.0
1,002,112		4.500%, due 11/15/39	1,099,968	0.1
245,288		4.500%, due 12/15/39	269,240	0.0
277,410		4.500%, due 08/20/41	302,057	0.0
3,229,498	^	4.500%, due 09/20/41	633,849	0.0
1,718,000		4.750%, due 05/20/39	1,879,104	0.1
860,921	^	5.000%, due 06/16/39	5,039	0.0
2,212,452	^	5.000%, due 04/20/40	924,257	0.0
1,232,172		5.140%, due 10/20/60	1,348,307	0.1
13,643,760	^	5.196%, due 05/16/41	2,120,615	0.1
1,358,015		5.288%, due 10/20/60	1,498,984	0.1
953,491		5.500%, due 03/20/60	1,048,355	0.1
6,297,391	^	5.697%, due 06/20/40	991,197	0.0
35,892,406	^	5.946%, due 05/16/40	5,259,483	0.3
2,209,669	^	6.047%, due 06/20/38	242,831	0.0
3,829,032	^	6.047%, due 04/20/39	552,390	0.0
15,427,416	^	6.147%, due 05/20/39	1,577,409	0.1
2,804,303	^	6.247%, due 04/20/38	411,750	0.0
1,326,849	^	6.346%, due 05/16/38	225,653	0.0
3,478,590	^	6.397%, due 01/20/38	502,995	0.0
15,894,646	^	6.467%, due 08/20/40	3,307,873	0.2
7,283,920	^	6.496%, due 09/16/40	1,320,240	0.1
2,286,312	^	6.616%, due 02/16/35	402,342	0.0
113,887	^	8.096%, due 06/16/31	11,114	0.0
			96,326,617	5.1

	Total U.S. Government Agency Obligations (Cost $561,571,506)		569,089,547	30.3

FOREIGN GOVERNMENT BONDS: 3.1%
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,212,000	0.1
1,689,000		Republic of Belarus, 8.750%, 08/03/15	1,731,563	0.1
695,000		Belize Government International Bond, 5.000%, 02/20/38	519,513	0.0
277,600	#,L	Belize Government International Bond, 5.000%, 02/20/38	207,506	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	754,250	0.1
1,968,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	1,776,120	0.1
1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	979,695	0.1
400,000		Colombia Government International Bond, 7.375%, 03/18/19	479,000	0.0
760,000		Colombia Government International Bond, 8.125%, 05/21/24	1,010,800	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	324,625	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	508,000	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	296,480	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	279,450	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	322,500	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	229,100	0.0
400,000		Financing of Infrastrucural Projects State Enterprise, 9.000%, 12/07/17	334,000	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	310,707	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	308,250	0.0
559,000		Guatemala Government Bond, 8.125%, 10/06/34	737,880	0.1
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,053,720	0.1
156,000		Hungary Government International Bond, 5.375%, 02/21/23	165,360	0.0
916,000	L	Hungary Government International Bond, 7.625%, 03/29/41	1,172,480	0.1
750,000		Indonesia Government International Bond, 3.375%, 04/15/23	701,250	0.0
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,280,400	0.1
1,246,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	1,194,603	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	571,620	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	651,324	0.0
1,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	1,313,125	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	315,150	0.0
534,000		Mexico Government International Bond, 4.000%, 10/02/23	552,557	0.0
160,000		Mexico Government International Bond, 4.750%, 03/08/44	159,200	0.0
500,000		Morocco Government International Bond, 4.250%, 12/11/22	498,850	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	598,620	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	905,335	0.1
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	382,445	0.0
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	205,500	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	182,700	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	854,122	0.1
448,000		Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	456,906	0.0
948,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	663,600	0.0
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	573,643	0.0
1,601,400		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,032,903	0.1
270,000		Petroleos Mexicanos, 3.500%, 07/18/18	280,665	0.0
330,000	#	Petroleos Mexicanos, 4.875%, 01/18/24	346,995	0.0
1,073,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,186,201	0.1
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,405,086	0.1
1,173,333		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	1,270,133	0.1
1,309,000		Philippine Government International Bond, 4.000%, 01/15/21	1,382,631	0.1
300,000		Philippine Government International Bond, 7.750%, 01/14/31	418,125	0.0
700,000		Republic of the Philippines, 6.375%, 10/23/34	883,750	0.1
706,000		Poland Government International Bond, 3.000%, 03/17/23	684,382	0.0
418,000		Poland Government International Bond, 5.000%, 03/23/22	460,322	0.0
1,400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,514,870	0.1
332,000		Republic of Ghana, 8.500%, 10/04/17	357,730	0.0
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	986,250	0.1
600,000		Republic of Paraguay, 4.625%, 01/25/23	614,100	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	614,100	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	139,774	0.0
524,000		Romanian Government International Bond, 6.750%, 02/07/22	621,595	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	650,475	0.0
500,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	520,000	0.0
570,000		Tanzania Government International Bond, 6.329%, 03/09/20	617,025	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	946,450	0.1
448,000		Turkey Government International Bond, 5.125%, 03/25/22	462,112	0.0
800,000		Turkey Government International Bond, 6.000%, 01/14/41	831,000	0.1
200,000		Turkey Government International Bond, 6.250%, 09/26/22	220,500	0.0
2,183,000		Turkey Government International Bond, 7.375%, 02/05/25	2,597,770	0.2
7,212,000		Ukraine Government AID Bonds, 1.844%, 05/16/19	7,204,788	0.4
337,000		Uruguay Government International Bond, 4.500%, 08/14/24	353,850	0.0
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	338,415	0.0
189,180	&,L	Uruguay Government International Bond, 7.875%, 01/15/33	254,447	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	444,136	0.0
800,000		Vietnam Government International Bond, 6.750%, 01/29/20	909,000	0.1
300,000	#,L	Zambia Government International Bond, 5.375%, 09/20/22	286,500	0.0

	Total Foreign Government Bonds (Cost $57,914,153)		57,610,029	3.1

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
331,320,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	1,283,783	0.1
343,506,087	@	Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 5.008%, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	282,754	0.0
			1,566,537	0.1

	Total Purchased Options (Cost $4,234,344)		1,566,537	0.1

	Total Long-Term Investments (Cost $1,936,880,664)		1,956,759,791	104.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 15.4%
	Securities Lending Collateralcc(1): 1.0%
4,360,809	Bank of Nova Scotia, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $4,360,809, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.180%-8.500%, Market Value plus accrued interest $4,451,613, due 11/17/14-11/15/42)	4,360,809	0.3
4,360,809	Daiwa Capital Markets, Repurchase Agreement dated 09/30/14, 0.01%, due 10/01/14 (Repurchase Amount $4,360,810, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $4,448,025, due 10/23/14-03/01/48)	4,360,809	0.2
1,281,839	Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/14, 0.02%, due 10/01/14 (Repurchase Amount $1,281,840, collateralized by various U.S. Government Securities, 0.750%-2.125%, Market Value plus accrued interest $1,307,476, due 12/31/15-06/30/18)	1,281,839	0.1
4,360,809	Nomura Securities, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $4,360,809, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,448,025, due 10/02/14-10/01/44)	4,360,809	0.2
3,996,999	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/14, 0.05%, due 10/01/14 (Repurchase Amount $3,997,004, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,076,675, due 04/15/16-01/15/29)	3,996,999	0.2
		18,361,265	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 14.4%
270,517,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $270,517,414)	270,517,414	14.4

	Total Short-Term Investments (Cost $288,878,679)	288,878,679	15.4

	Total Investments in Securities (Cost $2,225,759,343)	$2,245,638,470	119.8
	Liabilities in Excess of Other Assets	(370,620,806)	(19.8)
	Net Assets	$1,875,017,664	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2014.

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

&	Payment-in-kind
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at September 30, 2014.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

DKK	Danish Krone

Cost for federal income tax purposes is $2,226,638,982.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,851,637
Gross Unrealized Depreciation	(13,852,149)

Net Unrealized Appreciation	$18,999,488

See Accompanying Notes to Financial Statements

29

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 56.6%
		Basic Materials: 1.5%
489,000		Eastman Chemical Co., 2.400%, 06/01/17	499,326	0.3
500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	505,312	0.3
580,000		Monsanto Co., 1.150%, 06/30/17	576,481	0.3
325,000		Rio Tinto Finance USA Ltd., 1.875%, 11/02/15	329,416	0.2
301,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	302,894	0.2
330,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	333,762	0.2
			2,547,191	1.5

		Communications: 5.5%
525,000		AT&T, Inc., 0.800%, 12/01/15	525,777	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	335,381	0.2
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	556,875	0.3
850,000		Cisco Systems, Inc., 1.100%, 03/03/17	849,857	0.5
342,000		Comcast Corp., 6.300%, 11/15/17	390,884	0.2
365,000		Cox Communications, Inc., 5.500%, 10/01/15	381,767	0.2
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	498,026	0.3
500,000		DISH DBS Corp., 7.125%, 02/01/16	531,250	0.3
414,000		eBay, Inc., 1.350%, 07/15/17	412,579	0.2
600,000		Juniper Networks, Inc., 3.100%, 03/15/16	615,934	0.4
500,000		Sprint Nextel Corp., 6.000%, 12/01/16	526,875	0.3
425,000		Symantec Corp., 2.750%, 09/15/15	432,767	0.3
300,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	312,265	0.2
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	566,268	0.3
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	254,843	0.2
409,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	404,472	0.2
1,500,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,546,643	0.9
261,000		Vodafone Group PLC, 5.625%, 02/27/17	286,275	0.2
			9,428,738	5.5

		Consumer, Cyclical: 3.5%
193,000		American Honda Finance Corp., 1.200%, 07/14/17	192,363	0.1
486,000		American Honda Finance Corp., 2.250%, 08/15/19	485,823	0.3
454,000		Costco Wholesale Corp., 1.125%, 12/15/17	450,230	0.3
190,000		CVS Caremark Corp., 2.250%, 08/12/19	188,198	0.1
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	704,927	0.4
277,000	#	Glencore Funding LLC, 1.700%, 05/27/16	278,975	0.2
511,000		Home Depot, Inc., 5.400%, 03/01/16	545,098	0.3
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,274	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	303,839	0.2
176,000		Johnson Controls, Inc., 1.400%, 11/02/17	174,678	0.1
500,000		Lennar Corp., 4.750%, 12/15/17	516,875	0.3
500,000		MGM Mirage, 7.500%, 06/01/16	535,000	0.3
495,000		Starbucks Corp., 0.875%, 12/05/16	495,141	0.3
280,000		Target Corp., 5.875%, 07/15/16	305,495	0.2
200,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	200,296	0.1
414,000		Walgreen Co., 1.800%, 09/15/17	415,826	0.2
			5,974,038	3.5

		Consumer, Non-cyclical: 12.0%
550,000		AbbVie, Inc., 1.200%, 11/06/15	552,196	0.3
582,000	#	Actavis Funding SCS, 1.300%, 06/15/17	571,549	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	500,385	0.3
521,000		AmerisourceBergen Corp., 1.150%, 05/15/17	517,981	0.3
208,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	233,289	0.1
303,000		Baxter International, Inc., 0.950%, 06/01/16	304,078	0.2
329,000		Beam, Inc., 1.875%, 05/15/17	331,003	0.2
253,000		CareFusion Corp., 1.450%, 05/15/17	251,862	0.2
677,000		Cigna Corp., 2.750%, 11/15/16	700,063	0.4
255,000		Coca-Cola Co., 1.800%, 09/01/16	260,478	0.2
600,000		ConAgra Foods, Inc., 1.300%, 01/25/16	602,597	0.4
420,000		Diageo Capital PLC, 0.625%, 04/29/16	419,413	0.3
417,000		Diageo Capital PLC, 1.500%, 05/11/17	419,384	0.3

See Accompanying Notes to Financial Statements

30

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

200,000		Express Scripts Holding Co., 1.250%, 06/02/17	198,563	0.1
410,000		Express Scripts, Inc., 3.125%, 05/15/16	424,803	0.3
500,000		HCA, Inc., 6.500%, 02/15/16	523,125	0.3
500,000		Hertz Corp., 6.750%, 04/15/19	518,750	0.3
500,000		Jarden Corp., 7.500%, 05/01/17	548,750	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	228,391	0.1
204,000		Kroger Co/The, 6.400%, 08/15/17	230,765	0.1
304,000		Lorillard Tobacco Co., 3.500%, 08/04/16	315,916	0.2
664,000		McKesson Corp., 0.950%, 12/04/15	664,969	0.4
303,000		McKesson Corp., 1.292%, 03/10/17	302,102	0.2
379,000		Medtronic, Inc., 0.875%, 02/27/17	376,620	0.2
347,000		Merck & Co., Inc., 0.700%, 05/18/16	347,649	0.2
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	202,919	0.1
386,000	#	Mylan, Inc., 6.000%, 11/15/18	399,987	0.2
200,000		PepsiCo, Inc., 0.700%, 02/26/16	200,489	0.1
291,000		PepsiCo, Inc., 0.700%, 08/13/15	292,014	0.2
420,000		PepsiCo, Inc., 1.250%, 08/13/17	419,104	0.2
323,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	323,437	0.2
427,000	L	Pfizer, Inc., 1.100%, 05/15/17	426,274	0.3
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	690,230	0.4
523,000		Reynolds American, Inc., 1.050%, 10/30/15	524,681	0.3
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	519,375	0.3
550,000		Sanofi, 1.250%, 04/10/18	542,651	0.3
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	556,250	0.3
575,000		St Jude Medical, Inc., 2.500%, 01/15/16	587,365	0.3
465,000		Synchrony Financial, 1.875%, 08/15/17	465,990	0.3
409,000		Sysco Corp., 1.450%, 10/02/17	409,885	0.2
500,000		Tenet Healthcare Corp., 6.250%, 11/01/18	533,125	0.3
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	673,159	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	517,600	0.3
350,000		Ventas Realty L.P., 1.250%, 04/17/17	348,555	0.2
316,000		Ventas Realty L.P., 1.550%, 09/26/16	318,302	0.2
575,000		WellPoint, Inc., 2.250%, 08/15/19	566,936	0.3
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	360,946	0.2
300,000		Zoetis, Inc., 1.150%, 02/01/16	300,733	0.2
			20,524,688	12.0

		Energy: 3.3%
541,000		BP Capital Markets PLC, 0.700%, 11/06/15	541,533	0.3
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	205,233	0.1
500,000		Chesapeake Energy Corp., 3.250%, 03/15/16	501,875	0.3
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	500,558	0.3
282,000		ConocoPhillips, 5.200%, 05/15/18	316,110	0.2
314,000		Hess Corp., 1.300%, 06/15/17	313,036	0.2
261,000		Marathon Oil Corp., 0.900%, 11/01/15	261,163	0.2
321,000		Murphy Oil Corp., 2.500%, 12/01/17	326,323	0.2
302,000		Petrobras Global Finance BV, 2.000%, 05/20/16	302,740	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	201,971	0.1
500,000		Tesoro Corp., 4.250%, 10/01/17	515,000	0.3
421,000		Total Capital International SA, 0.750%, 01/25/16	422,364	0.2
250,000		Total Capital International SA, 1.550%, 06/28/17	251,969	0.1
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	599,833	0.4
341,000		Transocean, Inc., 5.050%, 12/15/16	363,634	0.2
			5,623,342	3.3

		Financial: 25.0%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	636,332	0.4
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	453,286	0.3
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	309,128	0.2
357,000		Air Lease Corp., 2.125%, 01/15/18	355,215	0.2
500,000		Ally Financial, Inc., 5.500%, 02/15/17	521,250	0.3
286,000		American Express Credit Corp., 2.800%, 09/19/16	295,566	0.2
191,000		American Express Credit Corp., 1.550%, 09/22/17	191,021	0.1
740,000		American International Group, Inc., 5.600%, 10/18/16	805,961	0.5
276,000	#	ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.000%, 02/06/17	276,022	0.2

See Accompanying Notes to Financial Statements

31

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	602,793	0.4
500,000		Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	518,470	0.3
600,000		Bank of America Corp., 1.250%, 01/11/16	602,711	0.4
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,098,738	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	689,216	0.4
415,000		Bank of Montreal, 1.300%, 07/14/17	414,590	0.2
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	330,057	0.2
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	677,189	0.4
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	503,838	0.3
425,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	429,351	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	340,639	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	934,300	0.5
900,000		BB&T Corp., 1.600%, 08/15/17	903,148	0.5
210,000		BB&T Corp., 5.200%, 12/23/15	220,962	0.1
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	506,250	0.3
481,000		BBVA, 4.664%, 10/09/15	499,295	0.3
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	333,849	0.2
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	838,263	0.5
342,000		BPCE SA, 1.625%, 02/10/17	343,920	0.2
336,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	337,652	0.2
470,000		Charles Schwab Corp., 0.850%, 12/04/15	471,676	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	513,750	0.3
315,000		Citigroup, Inc., 1.700%, 07/25/16	318,312	0.2
66,000		Citigroup, Inc., 1.250%, 01/15/16	66,284	0.0
544,000		Citigroup, Inc., 1.300%, 04/01/16	545,837	0.3
303,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	301,911	0.2
345,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	343,757	0.2
630,000		Compass Bank, 1.850%, 09/29/17	630,435	0.4
359,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	365,146	0.2
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	443,796	0.3
183,000		Deutsche Bank AG/London, 1.350%, 05/30/17	181,879	0.1
474,000		Deutsche Bank AG/London, 3.250%, 01/11/16	488,671	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	498,079	0.3
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	808,704	0.5
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	433,242	0.3
625,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	630,465	0.4
605,000		General Electric Capital Corp., 1.000%, 12/11/15	608,461	0.4
499,000		Goldman Sachs Group, Inc., 1.600%, 11/23/15	503,159	0.3
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	647,448	0.4
391,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	404,180	0.2
500,000		HCP, Inc., 3.750%, 02/01/16	519,313	0.3
252,000		Health Care REIT, Inc., 2.250%, 03/15/18	254,476	0.1
312,000		Health Care REIT, Inc., 3.625%, 03/15/16	323,854	0.2
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	420,551	0.2
325,000		Huntington National Bank/The, 1.350%, 08/02/16	326,718	0.2
339,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	342,977	0.2
300,000		John Deere Capital Corp., 0.750%, 01/22/16	300,820	0.2
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	436,273	0.3
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,009,272	0.6
313,000		KeyCorp, 2.300%, 12/13/18	313,207	0.2
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	494,370	0.3
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	577,424	0.3
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	322,762	0.2
419,000		MetLife, Inc., 1.756%, 12/15/17	421,871	0.2
255,000		MetLife, Inc., 1.903%, 12/15/17	256,163	0.1
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	287,523	0.2
142,000		Morgan Stanley, 1.750%, 02/25/16	143,556	0.1
545,000		Morgan Stanley, 2.125%, 04/25/18	545,500	0.3
250,000		Morgan Stanley, 5.450%, 01/09/17	271,709	0.2
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	295,977	0.2

See Accompanying Notes to Financial Statements

32

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	396,550	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	500,155	0.3
330,000		PNC Bank NA, 2.400%, 10/18/19	328,471	0.2
315,000		PNC Funding Corp., 2.700%, 09/19/16	325,165	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	599,939	0.3
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	332,387	0.2
418,000		Realty Income Corp., 2.000%, 01/31/18	418,179	0.2
343,000		Regions Financial Corp., 2.000%, 05/15/18	339,302	0.2
450,000		Regions Financial Corp., 5.750%, 06/15/15	464,417	0.3
68,000		Regions Financial Corp., 7.750%, 11/10/14	68,485	0.0
625,000		Royal Bank of Canada, 0.850%, 03/08/16	625,761	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	598,618	0.3
613,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	625,699	0.4
400,000		Navient Corp., 3.875%, 09/10/15	404,750	0.2
303,000		State Street Corp., 1.350%, 05/15/18	298,012	0.2
545,000		State Street Corp., 2.875%, 03/07/16	562,665	0.3
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	671,736	0.4
223,000		SunTrust Banks, Inc., 2.500%, 05/01/19	224,117	0.1
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	339,557	0.2
210,000		UBS AG, 5.875%, 07/15/16	227,415	0.1
250,000		US Bancorp, 2.200%, 11/15/16	257,279	0.1
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	249,884	0.1
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	286,646	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	419,953	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	657,260	0.4
270,000		Westpac Banking Corp., 1.125%, 09/25/15	271,910	0.2
200,000		Westpac Banking Corp., 2.000%, 08/14/17	203,152	0.1
			42,735,984	25.0

		Industrial: 1.7%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	514,477	0.3
250,000		Caterpillar Financial Services Corp., 0.700%, 02/26/16	250,350	0.1
440,000		General Electric Co., 0.850%, 10/09/15	441,999	0.3
254,000		L-3 Communications Corp., 1.500%, 05/28/17	251,863	0.1
500,000		SPX Corp., 6.875%, 09/01/17	547,500	0.3
322,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	328,210	0.2
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	277,440	0.2
400,000		Waste Management, Inc., 2.600%, 09/01/16	411,759	0.2
			3,023,598	1.7

		Technology: 2.0%
320,000		Altera Corp., 1.750%, 05/15/17	321,911	0.2
473,000		Apple Inc., 1.000%, 05/03/18	461,649	0.3
127,000		Computer Sciences Corp., 2.500%, 09/15/15	128,943	0.1
450,000		International Business Machines Corp., 1.950%, 07/22/16	459,473	0.2
474,000		Intel Corp., 1.350%, 12/15/17	472,873	0.3
500,000		Microsoft Corp., 1.000%, 05/01/18	491,024	0.3
375,000		NetApp Inc., 2.000%, 12/15/17	377,014	0.2
550,000		Oracle Corp., 1.200%, 10/15/17	546,321	0.3
179,000		Xerox Corp., 2.950%, 03/15/17	185,390	0.1
			3,444,598	2.0

		Utilities: 2.1%
600,000		Dominion Resources, Inc., 1.400%, 09/15/17	596,278	0.3
560,000		Entergy Corp., 4.700%, 01/15/17	599,297	0.4
690,000		Georgia Power Co., 0.625%, 11/15/15	690,504	0.4
400,000		Georgia Power Co., 3.000%, 04/15/16	413,782	0.2
323,000		Progress Energy, Inc., 5.625%, 01/15/16	342,811	0.2
252,000		PSEG Power, LLC, 2.750%, 09/15/16	260,585	0.2
294,000		Southern California Edison Co., 1.125%, 05/01/17	293,173	0.2
406,000		Southern Co/The, 1.300%, 08/15/17	404,339	0.2
			3,600,769	2.1

	Total Corporate Bonds/Notes (Cost $96,901,094)		96,902,946	56.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.3%
468,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	472,232	0.3
430,000		Banc of America Merrill Lynch Commercial Mortgage Trust, 5.790%, 06/10/49	445,178	0.3

See Accompanying Notes to Financial Statements

33

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

100,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	101,761	0.1
290,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	292,172	0.2
440,558		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	444,519	0.3
580,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	625,355	0.4
630,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	643,119	0.4
640,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.230%, 11/10/38	665,899	0.4
300,000		Bear Stearns Commercial Mortgage Securities Trust, 4.750%, 06/11/41	305,735	0.2
215,760		Bear Stearns Commercial Mortgage Securities Trust, 4.813%, 08/13/39	215,691	0.1
590,000		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	600,350	0.4
42,574		Bear Stearns Commercial Mortgage Securities Trust, 5.957%, 06/11/50	42,631	0.0
970,000		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,033,705	0.6
239,850		Commercial Mortgage Trust, 0.716%, 03/10/46	239,291	0.1
638,717		Commercial Mortgage Trust, 5.289%, 12/11/49	679,307	0.4
330,000		Commercial Mortgage Trust, 5.400%, 07/15/44	339,465	0.2
330,000		Commercial Mortgage Trust, 5.484%, 06/10/44	330,554	0.2
600,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	605,194	0.4
557,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	569,926	0.3
19,697	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	19,738	0.0
335,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	357,250	0.2
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	660,670	0.4
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	99,907	0.1
560,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	570,546	0.3
139,952		GE Capital Commercial Mortgage Corp., 5.490%, 11/10/45	140,316	0.1
920,000		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	931,765	0.5
860,000		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	864,689	0.5
156,980		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	159,138	0.1
220,000		Greenwich Capital Commercial Funding Corp., 5.447%, 03/10/39	222,269	0.1
430,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	455,511	0.3
250,000	#	Greenwich Capital Commercial Funding Corp., 6.192%, 06/10/36	250,064	0.1
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,388	0.2
507,155		JP Morgan Chase Commercial Mortgage Securities Corp., 4.878%, 01/15/42	508,335	0.3
85,982		JP Morgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/12/43	86,040	0.0
4,148		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	4,143	0.0
2,474		JP Morgan Chase Commercial Mortgage Securities Corp., 5.966%, 06/15/49	2,496	0.0
260,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	266,378	0.2
670,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	683,431	0.4
160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.560%, 12/15/44	166,721	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.404%, 04/15/27	380,236	0.2
330,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	336,021	0.2
500,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.366%, 04/15/40	512,039	0.3

See Accompanying Notes to Financial Statements

34

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

1,210,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	1,244,660	0.7
299,878		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	308,313	0.2
500,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	518,330	0.3
98,861	#	LB-UBS Commercial Mortgage Trust, 5.914%, 10/15/35	98,974	0.1
152,059		ML-CFC Commercial Mortgage Trust, 5.644%, 09/12/49	152,204	0.1
80,195		Morgan Stanley Capital I Trust, 4.973%, 08/13/42	80,380	0.0
640,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	654,955	0.4
167,614		Morgan Stanley Capital I Trust, 5.185%, 10/12/52	167,671	0.1
76,276	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	77,305	0.0
68,365	#	NorthStar 2012-1 Mortgage Trust, 1.355%, 08/25/29	68,433	0.0
540,000	#	NorthStar 2012-1 Mortgage Trust, 4.400%, 08/25/29	545,668	0.3
800,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	846,916	0.5
567,752		TIAA Seasoned Commercial Mortgage Trust, 5.573%, 08/15/39	581,064	0.3
114,414		Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	114,536	0.1
360,000		Wachovia Bank Commercial Mortgage Trust, 5.396%, 03/15/42	365,523	0.2
220,000		Wachovia Bank Commercial Mortgage Trust, 5.896%, 05/15/43	234,064	0.1

	Total Collateralized Mortgage Obligations (Cost $22,937,778)		22,660,171	13.3

FOREIGN GOVERNMENT BONDS: 0.4%
		Energy: 0.1%
123,000		Petrobras International Finance Co., 2.875%, 02/06/15	123,812	0.1

500,000		Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	509,940	0.3

	Total Foreign Government Bonds (Cost $635,999)		633,752	0.4

ASSET-BACKED SECURITIES: 15.4%
		Automobile Asset-Backed Securities: 2.6%
340,000		Capital Auto Receivables Asset Trust, 1.310%, 12/20/17	342,044	0.2
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	350,880	0.2
326,000		CarMax Auto Owner Trust, 0.890%, 08/17/18	324,683	0.2
100,000		CarMax Auto Owner Trust, 1.610%, 10/15/19	99,643	0.1
226,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	226,684	0.1
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	766,013	0.4
180,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	178,758	0.1
650,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	652,515	0.4
140,000		Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	139,259	0.1
700,000		Smart Trust, 1.050%, 10/14/18	699,058	0.4
33,041		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	33,071	0.0
100,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	99,789	0.1
527,000		World Omni Auto Receivables Trust, 0.870%, 07/15/19	525,652	0.3
			4,438,049	2.6

		Credit Card Asset-Backed Securities: 2.2%
300,000		BA Credit Card Trust, 0.424%, 09/16/16	300,466	0.2
800,000		Chase Issuance Trust, 1.150%, 01/15/19	799,732	0.5
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	651,880	0.4
786,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	880,833	0.5
170,000		Discover Card Execution Note Trust, 0.584%, 07/15/21	170,474	0.1
200,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	199,989	0.1
340,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	331,446	0.2
418,000		Dryrock Issuance Trust, 0.640%, 08/15/18	417,707	0.2
			3,752,527	2.2

		Home Equity Asset-Backed Securities: 0.1%
251,903		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	258,904	0.1

		Other Asset-Backed Securities: 10.5%
145,322	#	Aimco CDO, 0.484%, 10/20/19	144,451	0.1

See Accompanying Notes to Financial Statements

35

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

430,000	#	American Residential Properties 2014-SFR1 Trust, 2.504%, 09/17/31	433,572	0.3
325,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	329,242	0.2
250,000	#	Ares XII CLO Ltd., 3.485%, 11/25/20	249,774	0.1
250,000	#	Atrium V, 3.932%, 07/20/20	247,966	0.1
500,000	#	Babson CLO Ltd. 2006-I, 0.924%, 07/15/18	499,937	0.3
750,000	#	Babson CLO Ltd. 2006-I, 1.734%, 07/15/18	749,558	0.4
500,000	#	Babson CLO, Inc. 2005-III, 1.933%, 11/10/19	491,031	0.3
400,000	#	Carlyle Arnage CLO Ltd., 3.488%, 08/27/21	404,024	0.2
250,000	#	Castle Garden Funding, 0.984%, 10/27/20	246,749	0.1
300,000	#	Castle Garden Funding, 4.984%, 10/27/20	300,269	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.834%, 10/20/20	484,523	0.3
400,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	385,510	0.2
120,371	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	118,345	0.1
576,503		CNH Equipment Trust, 0.650%, 04/16/18	577,319	0.3
250,000	#	ColumbusNova CLO Ltd 2006-II, 0.983%, 04/04/18	245,231	0.1
250,000	#	ColumbusNova CLO Ltd 2006-II, 3.983%, 04/04/18	250,184	0.2
500,000	#	CP Uniq Aps, 2.034%, 04/15/18	490,943	0.3
400,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	388,179	0.2
979,104	#	Emporia Preferred Funding, 0.734%, 10/18/18	978,664	0.6
500,000	#	Fraser Sullivan CLO I Ltd., 2.034%, 03/15/20	486,195	0.3
48,388	#	Galaxy VI CLO Ltd., 0.484%, 06/13/18	48,336	0.0
500,000	#	Goldentree Loan Opportunities V Ltd., 3.484%, 10/18/21	498,681	0.3
500,000	#	Greens Creek Funding Ltd., 2.484%, 04/18/21	489,732	0.3
148,407	#	GSAMP Trust 2005-SEA2, 0.505%, 01/25/45	145,202	0.1
500,000	#	Gulf Stream - Compass CLO, 2.235%, 10/28/19	504,538	0.3
500,000	#	Gulf Stream - Compass CLO, 3.685%, 10/28/19	500,278	0.3
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.635%, 06/17/21	478,205	0.3
75,323	#	Gulf Stream - Sextant CLO, 0.484%, 08/21/20	75,029	0.0
300,000	#	Gulf Stream - Sextant CLO, 0.934%, 08/21/20	296,423	0.2
225,000	#	Gulf Stream - Sextant CLO, 1.834%, 08/21/20	220,493	0.1
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.687%, 08/07/21	393,376	0.2
250,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.537%, 08/07/21	247,383	0.1
500,000	#	Kennecott Funding Ltd., 2.034%, 01/13/18	494,698	0.3
500,000	#	Kingsland I Ltd., 2.034%, 06/13/19	499,220	0.3
250,000	#	Kingsland III Ltd., 0.885%, 08/24/21	239,779	0.1
250,000	#	Madison Park Funding Ltd., 2.133%, 05/10/19	250,080	0.2
1,050,000		Madison Park Funding Ltd., 4.983%, 05/10/19	1,051,703	0.6
250,000	#	Madison Park Funding Ltd., 5.485%, 07/26/21	250,562	0.2
330,000	#	MSIM Peconic Bay Ltd., 2.234%, 07/20/19	332,057	0.2
1,000,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	998,443	0.6
500,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	500,126	0.3
300,000	#	Silverado CLO 2006-I Ltd., 0.664%, 04/11/20	299,934	0.2
211,221		Structured Asset Securities Corp. Trust, 0.355%, 09/25/35	211,300	0.1
425,000	#	WhiteHorse III Ltd./Corp, 0.990%, 05/01/18	424,564	0.3
			17,951,808	10.5

	Total Asset-Backed Securities (Cost $26,292,952)		26,401,288	15.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.4%
		Federal Home Loan Mortgage Corporation: 4.2%##
1,184,131		5.000%, due 07/15/39	1,260,882	0.7
151,221		5.500%, due 01/01/37	170,338	0.1
1,547,861		5.500%, due 07/01/38	1,745,394	1.0
472,156		5.500%, due 07/01/38	531,906	0.3
331,031		5.500%, due 08/01/38	371,713	0.2
41,286		5.500%, due 10/01/38	46,292	0.0
31,919		5.500%, due 10/01/38	35,439	0.0
879,399		5.500%, due 11/01/38	987,790	0.6
674,068		5.500%, due 02/01/39	757,582	0.5
1,212,768		6.000%, due 12/15/28	1,325,896	0.8
			7,233,232	4.2

		Federal National Mortgage Association: 2.7%##
379,938		3.000%, due 12/25/39	385,575	0.2
492,958		3.000%, due 04/25/40	506,295	0.3
632,224		3.000%, due 05/25/40	625,533	0.4
359,405		4.000%, due 10/25/50	372,275	0.2
556,184		4.500%, due 10/25/40	569,033	0.4
842,195		5.000%, due 01/01/23	908,210	0.5
444,444		5.000%, due 07/01/34	491,673	0.3
631,878		6.000%, due 01/01/38	727,896	0.4
			4,586,490	2.7

See Accompanying Notes to Financial Statements

36

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

		Government National Mortgage Association: 1.5%
660,000	4.397%, due 05/16/51	708,676	0.4
1,563,197	7.116%, due 04/20/39	1,826,710	1.1
		2,535,386	1.5

	Total U.S. Government Agency Obligations (Cost $14,211,616)	14,355,108	8.4

U.S. TREASURY OBLIGATIONS: 7.5%
		U.S. Treasury Notes: 7.5%
4,459,000	0.500%, due 09/30/16	4,451,509	2.6
3,320,000	1.000%, due 09/15/17	3,315,203	1.9
3,033,000	1.375%, due 11/30/15	3,074,406	1.8
1,634,000	1.750%, due 09/30/19	1,632,276	1.0
331,000	2.125%, due 09/30/21	329,009	0.2

	Total U.S. Treasury Obligations (Cost $12,801,183)	12,802,403	7.5

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		OTC Interest Rate Swaptions: 0.0%
17,296,000	@ Pay a fixed rate equal to 5.070% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	12,072	0.0

	Total Purchased Options (Cost $79,562)	12,072	0.0

	Total Long-Term Investments (Cost $173,860,184)	173,767,740	101.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 0.5%
959,875	Nomura Securities, Repurchase Agreement dated 09/30/14, 0.00%, due 10/01/14 (Repurchase Amount $959,875, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $979,073, due 10/02/14-10/01/44)
	(Cost $959,875)	959,875	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
3,397,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,397,000)	3,397,000	2.0

	Total Short-Term Investments (Cost $4,356,875)	4,356,875	2.5

	Total Investments in Securities (Cost $178,217,059)	$178,124,615	104.1
	Liabilities in Excess of Other Assets	(6,956,338)	(4.1)
	Net Assets	$171,168,277	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at September 30, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $178,218,284.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$698,335
Gross Unrealized Depreciation	(792,004)

Net Unrealized Depreciation	$(93,669)

See Accompanying Notes to Financial Statements

37

Voya Strategic Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 72.2%
		Affiliated Investment Companies: 72.2%
29,880	Voya Emerging Markets Corporate Debt Fund - Class P	297,610	4.9
201,677	Voya Floating Rate Fund - Class P	2,032,900	33.7
173,692	Voya High Yield Bond Fund - Class P	1,431,222	23.7
59,322	Voya Securitized Credit Fund - Class P	598,559	9.9

	Total Investment Companies (Cost $4,396,563)	4,360,291	72.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.5%
		Financial: 1.5%
30,000		JPMorgan Chase & Co., 6.125%, 12/29/49	29,835	0.5
30,000		M&T Bank Corp., 6.450%, 12/29/49	31,875	0.5
30,000		Wells Fargo & Co., 5.900%, 12/29/49	30,638	0.5

	Total Corporate Bonds/Notes (Cost $93,343)		92,348	1.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.0%
10,000		Banc of America Commercial Mortgage Trust, 6.015%, 02/10/51	10,392	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	10,075	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.523%, 07/10/43	10,176	0.2
10,000		CD 2007-CD5 Mortgage Trust, 6.316%, 11/15/44	10,854	0.2
12,508		Citigroup Mortgage Loan Trust, 5.592%, 11/25/36	11,194	0.2
99,482	^	Commercial Mortgage Pass Through Certificates, 1.592%, 04/10/47	8,446	0.1
99,257	^	Commercial Mortgage Trust, 1.595%, 10/10/46	8,664	0.1
10,000		Commercial Mortgage Trust, 5.400%, 07/15/44	10,314	0.2
20,000		Commercial Mortgage Trust, 5.400%, 07/15/44	20,574	0.3
25,000		Commercial Mortgage Trust, 5.989%, 12/10/49	24,550	0.4
25,000	#	Commercial Mortgage Trust, 5.989%, 12/10/49	24,508	0.4
10,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 6.097%, 09/15/39	10,309	0.2
10,000		Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	11,093	0.2
786,689	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	4,453	0.1
25,000		GS Mortgage Securities Trust, 5.757%, 04/10/38	24,591	0.4
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	10,200	0.2
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.446%, 12/15/47	25,229	0.4
10,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.834%, 06/12/41	9,625	0.1
10,000		LB Commercial Mortgage Trust, 6.101%, 07/15/44	10,147	0.2
10,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	10,090	0.2
10,000		LB-UBS Commercial Mortgage Trust, 5.206%, 08/15/36	10,037	0.2
10,000		LB-UBS Commercial Mortgage Trust, 5.406%, 04/15/40	9,623	0.1
10,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	9,849	0.1
10,000		LB-UBS Commercial Mortgage Trust, 6.049%, 06/15/38	10,065	0.2
10,000		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	10,153	0.2
139,913	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.448%, 07/15/24	11,311	0.2
25,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	25,646	0.4
14,537		Prime Mortgage Trust, 5.500%, 03/25/37	13,284	0.2
15,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C28, 5.672%, 10/15/48	14,550	0.2
20,000		Wachovia Bank Commercial Mortgage Trust Series, 5.896%, 05/15/43	20,198	0.3
10,000		Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	10,115	0.2

See Accompanying Notes to Financial Statements

38

Voya Strategic Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

10,000	Wachovia Bank Commercial Mortgage Trust Series, 6.140%, 02/15/51	10,461	0.2

	Total Collateralized Mortgage Obligations (Cost $417,425)	420,776	7.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.0%
		Federal Home Loan Mortgage Corporation: 3.9%##
1,493,462	^ 6.500%, due 06/15/32	234,165	3.9

		Federal National Mortgage Association: 3.6%##
1,014,831	^ 4.500%, due 10/25/41	189,503	3.1
25,909	5.500%, due 10/01/39	29,044	0.5
		218,547	3.6

		Government National Mortgage Association: 0.5%
164,140	^ 3.500%, due 10/20/41	30,860	0.5

	Total U.S. Government Agency Obligations (Cost $450,356)	483,572	8.0

U.S. TREASURY OBLIGATIONS: 5.4%
	U.S. Treasury Bonds: 4.5%
40,000	2.375%, due 08/15/24	39,553	0.7
225,000	3.375%, due 05/15/44	232,348	3.8
		271,901	4.5

	U.S. Treasury Notes: 0.9%
3,000	0.500%, due 09/30/16	2,995	0.1
13,000	1.750%, due 09/30/19	12,986	0.2
39,000	2.125%, due 09/30/21	38,765	0.6
		54,746	0.9

	Total U.S. Treasury Obligations (Cost $327,902)	326,647	5.4

	Total Long-Term Investments (Cost $5,685,589)	5,683,634	94.1

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	Mutual Funds: 4.6%
280,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $280,000)	280,000	4.6

	Total Short-Term Investments (Cost $280,000)	280,000	4.6

	Total Investments in Securities (Cost $5,965,589)	$5,963,634	98.7
	Assets in Excess of Other Liabilities	80,424	1.3
	Net Assets	$6,044,058	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,968,275.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$42,227
Gross Unrealized Depreciation	(46,868)

Net Unrealized Depreciation	$(4,641)

See Accompanying Notes to Financial Statements

39

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.          Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.         Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.         Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.         Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2014